UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07883
ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village,	CO 80111

(Address of principal executive offices)	(Zip code)
Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-790-1600
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.

2010 Annual Report
ICON Diversified Funds
Investment Update

ICON Bond Fund
ICON Core Equity Fund
ICON Equity Income Fund
ICON Long/Short Fund
ICON Risk-Managed Equity Fund

1-800-764-0442 ï www.iconfunds.com

AR-DIV-10 K11884

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (Unaudited)	2

Message from ICON Funds (Unaudited)	6

Management Overview (Unaudited) and Schedules of Investments
ICON Bond Fund	9
ICON Core Equity Fund	19
ICON Equity Income Fund	26
ICON Long/Short Fund	34
ICON Risk-Managed Equity Fund	43

Financial Statements	53

Financial Highlights	60

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	87

Six Month Hypothetical Expense Example (Unaudited)	88

Board of Trustees and Fund Officers (Unaudited)	91

Notice to Shareholders (Unaudited)	94

Other Information (Unaudited)	95

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2010 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign

2 About This Report

countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short

About This Report 3

increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Barclays Capital U.S. Universal Index (formerly known as the Lehman Brothers U.S. Universal Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (“CMBS”) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this Report are provided by Bloomberg, FactSet Research Systems, and Barclays Capital.

4 About This Report

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

About This Report 5

Message From ICON Funds

Dear Shareholder,

Although ICON’s fiscal year ended September 30, 2010, I write this letter in early November, pleased to report on the continued market rally that began in 2009. Between October 31, 2009 and October 31, 2010, the S & P 1500 Composite Index, a broad measure of the U.S. stock market, gained 17.7%. From October 31, 2008 to October 31, 2010, the S & P 1500 gained 29.8%. On the international side, the MSCI AWCI (ex-U.S.) gained 52.4% over the two years ended October 31, 2010 and 13.1% over the last 12 months. These rates of return are generally above historic averages for 12- or 24-month periods.

ICON’s valuation readings during fiscal year 2010 led us to minimize cash in our funds, allowing us to participate in the general market advance. If you are receiving this letter, you own an ICON Fund and we are pleased to report that you most likely participated in the market advance along with our other shareholders.

While stock prices continued to advance last year, mutual fund investors evidently remain skeptical about the prospects for equities. Nationwide, many investors have been redeeming their equity mutual funds and moving some of the proceeds into bond funds. This periodic but significant equity sell-off has made for a choppy, volatile upward trend in the overall market. What I said a year ago in our annual shareholder letter remains true today: we see valuation readings approaching levels not seen since late 2007, and we believe these valuations will take stock prices higher. Moreover, last year I reported that between September 30 through October 10, 2008, the S & P 1500 Index dropped 22.9% in eight trading days. Could the . . . recovery be a mirror image of the . . . collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In retrospect, and in my opinion, this two steps forward/one step back rally is exactly what happened during fiscal year 2010. Prices moved higher and jittery investors helped create a volatile setting by selling into those market advances. As we said a year ago, the market had to absorb or “take out” anxious sellers in order to move higher. We expect more of the same over the next year as we still see domestic and international stocks to be priced far below our estimate of fair value. That value gap is the reason we anticipate prices will advance, while our expectations for future volatility

6 Message From ICON Funds

are based on our belief that the remaining jittery investors will sell into the advance. We believe the sellers will look back in a few years and regret their move out of equities.

The sell-offs and volatility of fiscal year 2010 resulted in dramatic industry theme reversals. Some industries led the market higher for six to eight weeks, only to get pummeled when the market subsequently, though temporarily, retreated. This has been a difficult setting for the ICON system, which is designed to identify and capture industry themes typically lasting one to two years. We believe the choppiness that distinguished the last 12- to 24-months is the temporary consequence of investors who are looking in their rear view mirrors and seeing the declines of 2007 - 2009. As we put that setting further behind us, the volatility and choppy nature of the recent advance will subside and we expect to return to a period characterized by the one- to two-year industry themes we’ve seen in the past.

Anecdotally, it seems investors have avoided equities and missed out on gains during the last two years for a variety of reasons, though at ICON we’ve seen timorous or would-be investors express these same anxieties time and again. Some investors worry about the unemployment rate and the fact that it hasn’t declined satisfactorily for them. Others worry about the federal government’s budget deficit, without being able to explain whether or how the deficit impacts the stock market. They just don’t like deficits. Some worry about inflation and deflation at the same time. Still others believe the excess supply of housing is of paramount concern. Many would-be investors worry about the consumer’s ability and willingness to spend in the future. Finally, some believe a weak dollar and staggering gold prices justify waiting on the sidelines.

While we understand these concerns, we contend they are not reason enough to stay out of the market. Barely four months ago, when the Dow Jones Industrial Average was roughly 1500 points lower than it was at the end of October, ICON had an overall value-to-price ratio (“V/P”) for domestic and international stocks in the 1.35 range. That is an extreme V/P by historical standards and suggests to us the worries listed above are already built into the market. That’s why stock prices were inexpensive, relatively speaking. Even after the rally through late October, our U.S. V/P is 1.17 and our international V/P is 1.27, suggesting bargains may be found both domestically and internationally. Over the last two years, our valuation readings have proven to be a much better guide for us than chasing the “worry of the week.”

Message From ICON Funds 7

In summary, it appears to me that the ’two steps forward/one step back’ recovery will continue. There is an old investment saying that “Wall Street climbs a wall of worry.” At this point, our valuation readings suggest to us stock prices will chart a path to scale that wall. Thank you for climbing it with us.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Class I IOBIX
Class C IOBCX
Class Z IOBZX
Class A IOBAX

Management Overview
ICON Bond Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2010, the ICON Bond Fund outperformed its benchmark, the Barclays Capital US Universal Index. The Fund returned 10.20% for the Class I shares, 9.52% for the Class C shares, and 10.45% for the Class Z shares, while the Barclays Capital US Universal Index returned 8.92%.

The fund also showed strong risk adjusted performance vis-à-vis its benchmark. The Class I shares for example, outperformed with just a .81 Beta to the benchmark generating 3.65% in annualized alpha. The Class I shares also had a 2.93 1 year Sharpe Ratio and a 4.90 1 year Sortino Ratio (with the risk free rate as the minimum acceptable return) versus a 2.36 Sharpe Ratio and a 3.88 Sortino Ratio for the benchmark Barclays Capital US Universal Index.

Q.	What primary factors were behind the Fund’s relative performance?

A.	For the second year in a row, the Fund’s exposure to corporate bonds and underweight position in what many perceive to be “risk free” Treasury bonds was the primary factor behind the Fund’s relative outperformance. Although Treasury securities across the yield curve benefitted from both the flight to quality that began in April and the Federal Reserve’s large scale purchases of Treasury bonds, riskier corporate bonds still outperformed over the fiscal year.

The outperformance of riskier credit over the fiscal year was evident in the Barclays Capital US High Yield Index’s 18.44% return and the Barclays Capital US Aggregate Credit Corporate Investment Grade Index’s 12.27% return versus the 7.32% return for the Barclays Capital US Aggregate Government Treasury Index over the fiscal year.

The outperformance of corporate bonds over putative “risk free” Treasuries experienced a major reversal, however, and the Fund was able to capitalize on some of the strong Treasury gains that began on April 5. To illustrate this reversal on a weekly basis, the Moody’s Aaa and Baa Index began the year on October 2, 2009 with a 5.00% and 6.14% yield respectively. This compared with the 3.28% yield on the 10-year constant maturity Treasury, representing credit spreads of 172 bps (for the Aaa Index yield) and 286 bps (the Baa yield). By April 9, 2010, the Moody’s Aaa and Baa Index yields had risen only slightly to 5.38% and 6.38% respectively, while the US 10-year constant maturity Treasury yield

Management Overview 9

increased to 3.94%, thus causing the Aaa and Baa spread to tighten to 144 bps and 244 bps respectively.

Shortly after April 9, however, persistent fears of a Treasury bond bubble and inflation were replaced by fears of deflation and a double dip recession. During this flight to safety, the 10 year constant maturity Treasury yield fell 142 bps to 2.52% while the Aaa and Baa Moody’s Index failed to keep pace, falling only 86 and 80 bps respectively to close at 4.52% and 5.58% on October 1. Credit spreads as measured by the Aaa and Baa Index versus the 10-year constant to maturity US Treasury widened to near fiscal year highs of 200 and 306 bps respectively.

Despite the Fund’s reliance on six-month relative strength (reliance which perhaps inhibited the Fund’s ability to quickly capture the major reversal from riskier credit to Treasuries), the Fund began trimming low duration floating rate corporate notes and purchasing fixed coupon Treasuries by mid June. By the end of the fiscal year the Fund purchased fixed coupon Treasuries and either sold or held these securities for a final gain of approximately 4.5%, excluding coupons.

Q.	How did the Fund’s composition affect performance?

A.	As stated above, over the entire fiscal year the Fund’s overweight position in corporate bonds affected performance and relative performance positively. Although the Fund’s significant underweight position in perceived “risk free” Treasuries benefitted the Fund’s relative performance at the outset of the fiscal year, the Fund’s Treasury position led to some relative underperformance from April 9 through September 30, (despite the Fund’s having added fixed coupon Treasuries beginning in mid-June). Although the Fund’s floating rate note exposure aided relative performance in the face of rising yields at the outset of the fiscal year, this overweight exposure negatively impacted relative performance by fiscal year-end, notwithstanding the Fund’s decision to cut floating rate exposure significantly beginning in June. To illustrate, the Barclays Capital US Floating Rate Notes Corporate Index gained just 2.44% for the fiscal year versus the other fixed rate Indices described earlier.

Q.	What is your investment outlook for the bond market?

A.	ICON’s valuation system, which is quantitatively based on comparing historical relationships across the credit curve to current relationships and incorporating a relative strength measure, continues to see both value and strength in intermediate to long-ended Treasury and corporate bonds. On the Treasury side, the yield curve remains steep despite some

10 Management Overview

recent flattening. From March 1977 through October 1, 2010, for example, the month-end average spread between the US 10-year Treasury and the US 2-year Treasury is just 81 basis points. As of October 1, 2010, the spread stood at 208 basis points. This spread, accompanied by reduced inflation expectations and further Federal Reserve purchases of Treasuries, should continue to support the long-end of the yield curve in the near term.

On the corporate side, credit spreads have widened slightly over the fiscal year, yet remain historically attractive. The Moody’s Aaa Index’s year-end 200 basis point spread over the 10-year constant maturity Treasury compares favorably to its 91 basis point weekly average spread since January 5, 1962. Similarly, the Moody’s Baa year-end spread of 306 basis points stands well above its historical weekly average of 194 basis points from the same date. We believe that further spread tightening is supported by these attractive historical spreads, continued strong demand for taxable bonds from mutual fund investors ($188 billion in new net flows year-to-date through August 2010), and limited supply as corporations continue to repair leveraged balance sheets.

ICON Bond Fund
Credit Diversification
September 30, 2010

A1	2.8%
A2	6.8%
A3	11.1%
Aa2	2.3%
Aa3	5.0%
B1	2.6%
B3	4.4%
Ba1	5.4%
Ba2	2.2%
Ba3	3.6%
Baa1	8.6%
Baa2	8.6%
Baa3	24.3%

87.7%

Percentages are based upon corporate and foreign corporate bond investments as a percentage of net assets.

Ratings based on Moody’s Investors Service, Inc.

Management Overview 11

ICON Bond Fund
Average Annual Total Return
as of September 30, 2010

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Bond Fund - Class I	9/30/02	10.20%	5.81%	5.45%	1.09%	1.00%

Barclays Capital U.S. Universal Index		8.92%	6.26%	5.77%	N/A	N/A

ICON Bond Fund - Class C	10/21/02	9.52%	5.17%	5.15%	2.40%	1.60%

Barclays Capital U.S. Universal Index		8.92%	6.26%	6.07%	N/A	N/A

ICON Bond Fund - Class Z	5/6/04	10.45%	6.04%	5.59%	1.91%	0.75%

Barclays Capital U.S. Universal Index		8.92%	6.26%	6.09%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

12 Management Overview

ICON Bond Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Bond	Barclays
	Fund	U.S. Universal
	Class I	Index
10/01/2002	10000.00	9975.55
09/30/2003	10819.20	10711.90
09/30/2004	11404.20	11186.30
09/30/2005	11524.30	11563.20
09/29/2006	11837.50	12035.00
09/28/2007	12405.60	12672.60
09/30/2008	12222.40	12966.80
09/30/2009	13871.90	14381.90
09/30/2010	15286.30	15664.20

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 13

ICON Bond Fund
Schedule of Investments
September 30, 2010

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (87.4%)
$1,000,000	Abbott Laboratories(a)	4.13%	05/27/20	$1,088,332
220,000	ACE INA Holdings, Inc.	8.88%	08/15/29	309,109
1,000,000	Alcoa, Inc.	6.75%	07/15/18	1,077,623
950,000	Alcoa, Inc.	5.72%	02/23/19	965,735
1,000,000	Allied Waste North America, Inc.	6.88%	06/01/17	1,103,750
2,000,000	Ally Financial, Inc.	6.88%	09/15/11	2,062,500
2,000,000	Ally Financial, Inc.	6.00%	12/15/11	2,042,500
2,000,000	Ally Financial, Inc.	6.75%	12/01/14	2,063,698
1,000,000	Altria Group, Inc.	7.75%	02/06/14	1,180,505
1,000,000	Ameren Energy Generating Co.(a)	7.00%	04/15/18	1,004,776
1,440,000	American Express Bank FSB(b)	0.56%	06/12/17	1,306,549
1,000,000	American Express Credit Co.	7.00%	03/19/18	1,204,384
250,000	American General Finance Corp.(a)	5.20%	12/15/11	242,500
400,000	American International Group, Inc.	5.38%	10/18/11	413,000
900,000	American International Group, Inc.(a)	4.25%	05/15/13	929,250
900,000	American International Group, Inc.	8.25%	08/15/18	1,048,500
650,000	Arizona Public Service Co.(a)	6.38%	10/15/11	684,846
1,000,000	Associated Banc Corp.(a)	6.75%	08/15/11	1,019,715
500,000	AutoZone, Inc.	4.38%	06/01/13	526,337
800,000	Avnet, Inc.	6.00%	09/01/15	882,200
1,250,000	Bank of America Corp.	5.42%	03/15/17	1,280,126
950,000	Bank of America NA(b)	0.59%	06/15/17	794,386
1,000,000	BB&T Corp.	5.25%	11/01/19	1,076,395
1,000,000	Bear Sterns Cos., LLC(b)	1.21%	10/28/14	1,006,916
950,000	Bear Sterns Cos., LLC(b)	0.73%	11/21/16	888,522
401,000	Bill Barrett Corp.(a)	9.88%	07/15/16	438,093
1,000,000	Boston Scientific Corp.	4.50%	01/15/15	1,022,981
2,000,000	Branch Banking Trust(b)	0.64%	05/23/17	1,786,960
150,000	CENTEX Corp.	4.55%	11/01/10	150,000
950,000	Citigroup, Inc.	6.00%	08/15/17	1,026,571
1,000,000	Citigroup, Inc.	6.13%	05/15/18	1,091,012
400,000	Comcast Cable Communications Holdings(a)	8.88%	05/01/17	517,145
500,000	Comcast Cable Holdings LLC	9.80%	02/01/12	555,152
1,000,000	Commercial Metals Co.	7.35%	08/15/18	1,083,721
1,000,000	Computer Sciences Corp.(a)	6.50%	03/15/18	1,148,186

14 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$500,000	ConocoPhillips	4.75%	02/01/14	$557,007
500,000	Consolidated Edison, Inc.(a)	5.55%	04/01/14	566,629
1,000,000	Constellation Energy Group, Inc.	4.55%	06/15/15	1,073,847
603,011	Continental Airlines 2003-ERJ1 Pass Through Trust, Series RJO3	7.88%	01/02/20	581,906
1,000,000	Coventry Health Care, Inc.	5.88%	01/15/12	1,037,351
1,000,000	Coventry Health Care, Inc.	6.13%	01/15/15	1,047,849
114,000	Cox Communications, Inc.	7.63%	06/15/25	147,522
1,100,000	CSX Corp.	7.38%	02/01/19	1,380,927
950,000	CVS Caremark Corp.(a)	4.75%	05/18/20	1,033,292
500,000	Daimler Finance North America LLC	6.50%	11/15/13	571,913
950,000	Delphi Financial Group, Inc.	7.88%	01/31/20	1,064,095
1,000,000	Delta Air Lines, Inc., Series 011B	7.71%	09/18/11	1,025,000
500,000	Denbury Resources, Inc.(a)	9.75%	03/01/16	561,250
31,000	Dillard’s, Inc.	9.13%	08/01/11	32,395
210,000	Dillard’s, Inc.	7.85%	10/01/12	223,125
400,000	Dow Chemical Co.	6.00%	10/01/12	433,410
800,000	Dow Chemical Co.	7.60%	05/15/14	934,434
1,000,000	Dow Chemical Co.	5.70%	05/15/18	1,087,243
450,000	Exelon Generation Co., LLC(a)	5.35%	01/15/14	498,990
750,000	Exelon Generation Co., LLC	6.20%	10/01/17	879,298
23,000	FirstEnergy Corp.	6.45%	11/15/11	24,102
201,000	Ford Motor Credit Co. LLC(a),(b)	5.54%	06/15/11	206,025
1,000,000	Ford Motor Credit Co. LLC	7.25%	10/25/11	1,049,730
1,000,000	Ford Motor Credit Co. LLC(b)	3.28%	01/13/12	999,000
1,000,000	Ford Motor Credit Co. LLC	7.50%	08/01/12	1,061,559
750,000	Fortune Brands, Inc.	4.88%	12/01/13	806,582
500,000	Freeport-McMoRan Copper & Gold, Inc.(a)	8.25%	04/01/15	535,000
600,000	Freeport-McMoRan Copper & Gold, Inc.	8.38%	04/01/17	669,750
1,000,000	Frontier Communications Corp.(a)	8.13%	10/01/18	1,092,500
500,000	General Electric Capital Corp.(a)	4.75%	09/15/14	546,518
1,000,000	General Electric Capital Corp.(b)	0.60%	05/11/16	920,864
397,000	Genworth Financial, Inc.(a)	5.65%	06/15/12	414,509
450,000	Hartford Financial Services Group	5.25%	10/15/11	466,740
1,000,000	Hartford Financial Services Group	6.30%	03/15/18	1,079,996
1,000,000	HCP, Inc.(a)	5.65%	12/15/13	1,074,698
1,500,000	HCP, Inc.(a)	6.30%	09/15/16	1,629,241
500,000	HCP, Inc.(a)	6.70%	01/30/18	550,206
1,000,000	Horace Mann Educators Corp.	6.85%	04/15/16	1,053,172
500,000	HSBC Finance Corp.(a)	4.75%	07/15/13	532,497
900,000	HSBC Finance Corp.(b)	3.44%	11/10/13	898,524
1,000,000	HSBC Finance Corp.(a)	5.00%	06/30/15	1,089,051

Schedule of Investments 15

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$1,000,000	Humana, Inc.	7.20%	06/15/18	$1,157,661
900,000	Ingersoll-Rand Global Holding Co. Ltd.(a)	9.50%	04/15/14	1,113,601
900,000	International Paper Co.	7.95%	06/15/18	1,091,474
450,000	John Hancock(c)	7.38%	02/15/24	539,130
850,000	JPMorgan Chase & Co.	6.63%	03/15/12	914,192
1,000,000	JPMorgan Chase Bank NA(b)	0.62%	06/13/16	947,356
1,100,000	Kraft Foods, Inc.	6.13%	08/23/18	1,299,901
950,000	L-3 Communications Corp.	4.75%	07/15/20	996,387
1,000,000	Lincoln National Corp.	7.00%	03/15/18	1,155,610
1,000,000	Lincoln National Corp.(a)	8.75%	07/01/19	1,286,361
1,000,000	McDonald’s Corp.	3.50%	07/15/20	1,027,540
1,000,000	Medco Health Solutions, Inc.	4.13%	09/15/20	1,012,603
1,350,000	Merrill Lynch & Co., Inc.	5.45%	02/05/13	1,449,819
1,100,000	Merrill Lynch & Co., Inc.	3.10%	05/05/14	1,076,526
1,500,000	Morgan Stanley(a)	4.75%	04/01/14	1,566,552
900,000	Morgan Stanley(b)	1.01%	10/15/15	825,493
1,000,000	National City Bank(b)	0.66%	06/07/17	897,680
1,000,000	National City Corp.	6.88%	05/15/19	1,173,020
1,000,000	Newell Rubbermaid, Inc.	4.70%	08/15/20	1,046,968
500,000	Newfield Exploration Co.	7.13%	05/15/18	533,750
1,000,000	Newmont Mining Corp.(a)	5.13%	10/01/19	1,118,666
122,000	NLV Financial Corp.(c)	6.50%	03/15/35	102,616
900,000	Nordstrom, Inc.	6.75%	06/01/14	1,055,206
500,000	NRG Energy, Inc.(a)	7.38%	02/01/16	514,375
1,000,000	NRG Energy, Inc.	7.38%	01/15/17	1,025,000
1,000,000	PNC Funding Corp.(b)	0.68%	01/31/14	978,984
750,000	PPL Energy Supply LLC	6.50%	05/01/18	867,873
180,000	Provident Cos., Inc.	7.00%	07/15/18	197,034
100,000	Prudential Financial, Inc.	4.75%	09/17/15	108,147
1,050,000	Prudential Financial, Inc.	6.10%	06/15/17	1,176,365
225,000	PSEG Energy Holdings LLC	8.50%	06/15/11	229,872
750,000	RadioShack Corp.	7.38%	05/15/11	776,250
2,000,000	Regions Financial Corp.(a)	6.38%	05/15/12	2,049,796
1,000,000	Reliance Steel & Aluminum Co.	6.20%	11/15/16	1,061,543
1,000,000	Reynolds American, Inc.	7.25%	06/01/12	1,081,383
900,000	Reynolds American, Inc.	7.25%	06/01/13	1,011,010
800,000	Rohm and Haas Co.(a)	5.60%	03/15/13	861,920
500,000	Rohm and Haas Co.	6.00%	09/15/17	558,228
1,000,000	Rowan Cos., Inc.(a)	7.88%	08/01/19	1,193,503
500,000	RR Donnelley & Sons Co.	4.95%	04/01/14	518,760
600,000	Ryder System, Inc.(a)	5.00%	04/01/11	610,396

16 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

$500,000	Ryder System, Inc.	5.85%	03/01/14	$547,144
750,000	SLM Corp.	5.13%	08/27/12	758,196
1,000,000	SLM Corp.(a)	5.38%	01/15/13	1,008,154
1,000,000	Sovereign Bank(b)	2.18%	08/01/13	968,400
1,000,000	State Street Bank & Trust(b)	0.49%	12/08/15	958,078
1,000,000	Suntrust Banks, Inc.(b)	0.83%	04/01/15	915,099
1,000,000	Suntrust Banks, Inc.(a)	6.00%	09/11/17	1,083,072
1,000,000	Target Corp.	3.88%	07/15/20	1,052,815
500,000	Tennessee Gas Pipeline	7.00%	10/15/28	546,594
500,000	Tesoro Corp.	6.63%	11/01/15	501,250
1,100,000	The AES Corp.	7.75%	10/15/15	1,177,000
600,000	The Black & Decker Corp.	8.95%	04/15/14	739,557
1,000,000	The Goldman Sachs Group, Inc.(b)	0.74%	03/22/16	924,525
95,000	Time Warner Cable, Inc.(a)	5.00%	02/01/20	101,738
2,000,000	Torchmark Corp.	6.38%	06/15/16	2,261,568
1,900,000	UBS AG	5.88%	12/20/17	2,149,820
1,000,000	Union Planters Corp.(a)	4.38%	12/01/10	1,004,062
1,000,000	United States Steel Corp.	6.05%	06/01/17	991,250
1,660,000	Valero Energy Corp.	6.13%	06/15/17	1,835,610
1,500,000	Wachovia Corp.(a)	5.25%	08/01/14	1,630,455
1,000,000	Wal-Mart Stores, Inc.(a)	3.63%	07/08/20	1,045,256
900,000	Wells Fargo Bank NA(b)	0.59%	05/16/16	829,078
1,000,000	Whirlpool Corp.	7.75%	07/15/16	1,222,915
1,000,000	Whiting Petroleum Corp.	7.00%	02/01/14	1,055,000
1,000,000	Williams Partners L.P.(a)	5.25%	03/15/20	1,087,075
1,000,000	Willis Group Holdings PLC	6.20%	03/28/17	1,065,574
100,000	Xerox Corp.	5.65%	05/15/13	109,539
500,000	Xerox Corp.	7.63%	06/15/13	506,355

Total Corporate Bonds (Cost $123,291,463)				132,743,452

Schedule of Investments 17

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

U.S. Government Bond (0.6%)
$825,000	Fannie Mae	5.13%	01/02/14	$915,078

Total U.S. Government Bonds (Cost $812,190)				915,078
U.S. Treasury Obligations (9.0%)
2,000,000	U.S. Treasury Bond	3.50%	02/15/39	1,935,000
1,000,000	U.S. Treasury Bond	4.63%	02/15/40	1,168,438
3,000,000	U.S. Treasury Note	2.38%	07/31/17	3,097,500
2,000,000	U.S. Treasury Note	1.88%	08/31/17	1,998,282
5,000,000	U.S. Treasury Note	3.63%	02/15/20	5,483,985

Total U.S. Treasury Obligations (Cost $13,159,022)				13,683,205
Foreign Corporate Bonds (0.3%)
500,000	BP Capital Markets PLC(a)	1.55%	08/11/11	$501,370

Total Foreign Corporate Bonds (Cost $493,373)				501,370
Foreign Government Bond (0.4%)
500,000	Republic of South Africa, YD	6.50%	06/02/14	568,750

Total Foreign Government Bonds (Cost $511,444)				568,750
Collateral for Securities on Loan (11.3%)
17,142,522	State Street Navigator Prime Portfolio			17,142,522

Total Collateral for Securities on Loan (Cost $17,142,522)				17,142,522
Short-Term Investments (1.1%)
1,594,424	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10			1,594,424

Total Short-Term Investments (Cost $1,594,424)				1,594,424
Total Investments 110.1% (Cost $157,004,438)				167,148,801
Liabilities Less Other Assets (10.1)%				(15,277,990)

Net Assets 100.0%				$151,870,811

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2010.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2010.

(c)	Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale. These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2010 was $641,746, which represented 0.42% of the Fund’s Net Assets.

YD	Yankee Dollar Bond

18 Schedule of Investments

Class I ICNIX
Class C ICNCX
Class Z ICNZX
Class A ICNAX

Management Overview
ICON Core Equity Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Core Equity Fund gained 1.70% for the Class I shares, 0.84% for the Class C shares, 1.10% for the Class Z shares, and 0.22% for the Class A shares (-5.51% with maximum sales charge) for the fiscal year ended September 30, 2010. The Fund’s benchmark, S&P Composite 1500 Index, gained 10.92% over the fiscal year.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In spite of fiscal year 2010 beginning on the heels of an approximate 60% rally, the stock market was able to post a strong year as the combination of an economic recovery and Federal Reserve based stimulus lifted broad based indexes into positive territory. Although the end of year return was positive, the market charted a volatile path while economic uncertainty remained a persistent theme during the entire period. We believe the U.S. economy experienced two distinct phases during this fiscal year. The first part of the year saw strength in the manufacturing sector of the economy as companies continued the inventory rebuilding process that historically leads an economic recovery. This brought on two strong quarters of GDP growth and positive equity returns as the S&P 1500 rose over 12%. Historically, periods of inventory rebuilding and manufacturing growth are typically followed by the emergence of the consumer as the economic recovery takes hold. Housing declines, consumer deleveraging, and persistent levels of high unemployment stalled this recovery, however, and the second half of the year presented a significant decline in GDP growth. Fortunately, the Federal Reserve reacted aggressively to this slowdown in economic activity and we ended the fiscal year with the strongest September for equities since 1939.

Our analysis suggests the equity markets themselves experienced five distinct phases during the fiscal year. The year began with a strong 9% rally in just over three months as economic prospects showed continued promise both domestically and overseas. This initial move was quickly reversed during the month of January as concerns over bank regulation and an economic slowdown in China resulted in an 8% sell-off in just over three weeks. Going into the early part of February 2010 we estimated a value-to-price (“V/P”) ratio of 1.18 for the overall market - the highest reading we had seen in over seven months. As economic fears subsided, investors took advantage of these inexpensive valuations and pushed the market higher as the S&P 1500 Index rose over 16% in just over two

Management Overview 19

months. However, highlighting again the lack of conviction within the market, the S&P 1500 Index tumbled over 15% from the end of April to the beginning of July 2010. This time period also included the infamous “flash crash,” as concerns about the solvency of many European countries sent an already shaky market into a computerized driven tail-spin. As mentioned above, in response to debt-driven concerns and a slowing economic recovery, many global central banks stepped in to provide an economic backstop. Specifically, the European Union established a massive $1 trillion bailout plan, while the US Federal Reserve pledged to keep rates historically low for “an extended period” of time, driving interest rates on the 10-year treasury well below 3%. These actions provided investors with the confidence they evidently needed to jump back in the equity markets and the S&P 1500 Index rallied by over 11% to finish the fiscal year on a positive note.

Q.	How did the Fund’s composition affect performance?

A.	The top sector contributors to the Fund’s performance during fiscal year 2010 were Industrials, Materials, and Consumer Discretionary. Overweight positions and strong stock performance in these cyclically driven areas contributed positively during the time period. The top industry contributors to performance during fiscal year 2010 were railroads, construction & farm machinery & heavy trucks, computer hardware, gold, and IT consulting & other services.

Top sector detractors to the Fund’s performance during fiscal year 2010 were Financials, Energy, and Health Care. While all three sectors detracted from overall performance during the year, our underweight positions relative to the S&P 1500 Index dampened the overall effect to the Fund. Top industry detractors from performance included the other diversified financial services, steel, communications equipment, drug retail, and education services.

Q.	What is your investment outlook for the overall market?

A.	At the close of the fiscal year, we estimated the overall market had a V/P of 1.26, which gives us confidence about the prospect for future opportunities. Questions regarding the economy linger, however, and the next 12 months present a challenging investing environment. Domestic GDP expectations have been cut to 2.7% for 2010 and 2.5% for 2011, the manufacturing segment of the economy is beginning to show signs of fatigue, and persistent levels of high unemployment are bringing into question the sustainability of the economic recovery. On the other hand, many domestic companies have used the downturn to establish strong balance sheets and to position themselves to grow in spite of the

20 Management Overview

economic slowdown. Fortunately, we believe these qualities will contribute to an environment in which company-specific fundamentals and underlying valuations will drive future stock market activity. Going forward, we will continue to utilize our disciplined systematic approach to investing in order to better navigate these challenging times.

ICON Core Equity Fund
Sector Composition
September 30, 2010

Industrials	26.3%
Consumer Discretionary	17.1%
Financial	15.8%
Information Technology	15.7%
Materials	12.8%
Energy	9.7%
Telecommunication & Utilities	2.6%

100.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Core Equity Fund
Industry Composition
September 30, 2010

Computer Hardware	5.8%
Industrial Conglomerates	5.6%
Integrated Oil & Gas	5.1%
Life & Health Insurance	5.0%
Diversified Metals & Mining	4.5%
Other Diversified Financial Services	4.1%
Industrial Machinery	3.6%
Electrical Components & Equipment	3.4%
Steel	3.3%
Coal & Consumable Fuels	3.1%
Aerospace & Defense	3.1%
Movies & Entertainment	3.1%
Systems Software	2.9%
Diversified Banks	2.8%
General Merchandise Stores	2.8%
Cable & Satellite	2.7%
Air Freight & Logistics	2.7%
Airlines	2.6%
Construction & Farm Machinery & Heavy Trucks	2.4%
Data Processing & Outsourced Services	2.3%
Railroads	2.3%
Advertising	2.3%
Gold	2.2%
Apparel Retail	2.1%
Communications Equipment	2.0%
Property & Casualty Insurance	2.0%
Diversified Chemicals	2.0%
Computer & Electronics Retail	1.6%
Integrated Telecommunication Services	1.6%
Oil & Gas Refining & Marketing	1.5%
Consumer Finance	1.4%
Restaurants	1.1%
Technology Distributors	1.0%
Electric Utilities	1.0%
Other Industries (each less than 1%)	5.0%

100.0%

Percentages are based upon common stocks as a percentage of net assets.

Management Overview 21

ICON Core Equity Fund
Average Annual Total Return
as of September 30, 2010

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Core Equity Fund - Class I	10/12/00	1.70%	-5.77%	1.41%	1.37%	1.37%

S&P Composite 1500 Index		10.92%	0.92%	1.02%	N/A	N/A

ICON Core Equity Fund - Class C	11/28/00	0.84%	-6.55%	0.01%	2.25%	2.25%

S&P Composite 1500 Index		10.92%	0.92%	0.96%	N/A	N/A

ICON Core Equity Fund - Class Z	5/6/04	1.10%	-5.88%	-1.21%	1.45%	1.45%

S&P Composite 1500 Index		10.92%	0.92%	2.88%	N/A	N/A

ICON Core Equity Fund - Class A	5/31/06	0.22%	N/A	-9.41%	2.43%	2.43%

ICON Core Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-5.51%	N/A	-10.63%	2.43%	2.43%

S&P Composite 1500 Index		10.92%	N/A	-0.09%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

22 Management Overview

ICON Core Equity Fund
Value of a $10,000 Investment
as of September 30, 2010

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 23

ICON Core Equity Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (100.0%)
22,100	Accenture PLC, Class A(a)	$939,029
53,700	Aflac, Inc.(a)	2,776,827
12,900	Alliant Techsystems, Inc.†(a)	972,660
39,100	Alpha Natural Resources, Inc.†(a)	1,608,965
7,900	Apple, Inc.†	2,241,625
45,500	Arbitron, Inc.(a)	1,272,635
55,200	AT&T, Inc.	1,578,720
38,500	Avnet, Inc.†	1,039,885
144,100	Bank of America Corp.	1,889,151
23,100	Barrick Gold Corp.	1,069,299
23,200	Best Buy Co., Inc.(a)	947,256
15,800	Cash America International, Inc.(a)	553,000
31,000	Caterpillar, Inc.(a)	2,439,080
27,100	Chevron Corp.	2,196,455
64,400	Cisco Systems, Inc.†	1,410,360
28,500	ConocoPhillips	1,636,755
64,100	Continental Airlines, Inc., Class B†(a)	1,592,244
31,800	Cooper Industries PLC	1,555,974
20,600	CSX Corp.	1,139,592
83,800	Delta Air Lines, Inc.†(a)	975,432
38,300	DISH Network Corp., Class A(a)	733,828
42,100	Dollar Financial Corp.†(a)	878,627
35,100	Dow Chemical Co.(a)	963,846
39,000	DPL, Inc.(a)	1,019,070
13,800	Eaton Corp.	1,138,362
5,900	Emerson Electric Co.(a)	310,694
20,600	Exxon Mobil Corp.	1,272,874
18,700	Family Dollar Stores, Inc.(a)	825,792
19,400	FedEx Corp.	1,658,700
14,800	FMC Corp.(a)	1,012,468
28,700	Freeport-McMoRan Copper & Gold, Inc.(a)	2,450,693
32,300	GameStop Corp., Class A†(a)	636,633
15,400	General Dynamics Corp.	967,274
164,600	General Electric Co.	2,674,750
27,800	Guess?, Inc.(a)	1,129,514
16,100	Harsco Corp.(a)	395,738
21,000	Hartford Financial Services Group, Inc.(a)	481,950
44,300	Hewlett-Packard Co.	1,863,701
26,400	Honeywell International, Inc.	1,160,016
31,000	Illinois Tool Works, Inc.(a)	1,457,620
38,100	Intel Corp.	732,663
12,500	International Business Machines Corp.	1,676,750
59,300	JPMorgan Chase & Co.	2,257,551
48,900	Massey Energy Co.(a)	1,516,878

24 Schedule of Investments

Shares or Principal Amount		Value

5,300	Mastercard, Inc., Class A	$1,187,200
14,300	McDonald’s Corp.(a)	1,065,493
116,900	Microsoft Corp.	2,862,881
99,400	Navios Maritime Holdings, Inc.(a)	583,478
17,700	Newmont Mining Corp.	1,111,737
5,000	Nike, Inc., Class B(a)	400,700
36,900	Nucor Corp.(a)	1,409,580
25,300	Omnicom Group, Inc.	998,844
8,300	Parker Hannifin Corp.	581,498
40,400	Prudential Financial, Inc.	2,188,872
12,600	Research In Motion, Ltd.†(a)	613,494
40,700	RPM International, Inc.(a)	810,744
10,400	Siemens AG, ADR	1,096,160
137,900	Steel Dynamics, Inc.(a)	1,945,769
36,800	Target Corp.	1,966,592
63,600	The Allstate Corp.	2,006,580
30,100	The Walt Disney Co.	996,611
38,500	Thomas & Betts Corp.†	1,579,270
37,300	Time Warner Cable, Inc.(a)	2,013,827
32,500	Time Warner, Inc.	996,125
22,800	TJX Cos., Inc.(a)	1,017,564
50,700	Tyco International, Ltd.	1,862,211
46,000	U.S. Bancorp(a)	994,520
14,500	Union Pacific Corp.	1,186,100
15,700	United Parcel Service, Inc., Class B(a)	1,047,033
7,200	V.F. Corp.(a)	583,344
84,500	Valero Energy Corp.(a)	1,479,595
30,200	Viacom, Inc., Class B	1,092,938
15,400	Visa, Inc., Class A	1,143,604
25,300	Walter Energy, Inc.(a)	2,056,637
73,800	Wells Fargo & Co.	1,854,594
18,500	Wolverine World Wide, Inc.(a)	536,685

Total Common Stocks (Cost $95,114,772)		100,321,216
Collateral for Securities on Loan (28.8%)
28,922,701	State Street Navigator Prime Portfolio	28,922,701

Total Collateral for Securities on Loan (Cost $28,922,701)		28,922,701
Total Investments 128.8% (Cost $124,037,473)		129,243,917
Liabilities Less Other Assets (28.8)%		(28,933,038)

Net Assets 100.0%		$100,310,879

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 25

Class I IOEIX
Class C IOECX
Class Z IOEZX
Class A IEQAX

Management Overview
ICON Equity Income Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Equity Income Fund, Class I, returned 10.93% for the fiscal year ended September 30, 2010, just slightly outperforming the Fund’s benchmark, the S&P Composite 1500 Index, which returned 10.92% during the same period. Class A shares of the Fund returned 10.84% (and 4.50% with maximum sales charge) during the same period. Class C shares of the Fund returned 9.99% for the fiscal year and the Class Z shares returned 11.04%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the Equity Income Fund’s returns were almost identical to those of its benchmark, the S&P 1500 Composite Index, the Fund and the Index achieved their returns differently. As the yield from US Treasuries fell over the last half of the fiscal year, investors sought yield-generating alternatives. During fiscal year 2010, the 10-year Treasury yield fell to a low of 2.5%; it had been as high as 4% in early April. In response, investors flocked to high yield bonds, preferred stocks or high dividend yielding stocks. Over the course of the 12-month period, stocks that paid a dividend yield of 1.5% or more returned a weighted average of 13.4% in the S&P 1500 while stocks that paid under 1.5% returned 8.1%. The ICON Equity Income Fund was overweight stocks that paid a dividend yield of 1.5% and higher. In fact, these stocks had a weighted average of nearly 99% based on the equity portion in the Fund during this time period. The S&P 1500, by contrast, had a weighted average of roughly 54% in stocks that paid a dividend yield of 1.5% and higher.

The Fund’s gains in high dividend paying stocks were offset by the Fund’s exposure to fixed income securities. While bonds in general had a strong year, they nonetheless lagged equities. The Barclay’s Capital Universal Index lagged high yielding equities, rising 8.9% compared to the 13.4% weighted average return for stocks yielding 1.5% or better. On December 21, 2009, the Fund held close to 21% in fixed income securities, including convertible bonds, preferred securities and Treasuries. By fiscal year end we trimmed this position to slightly less than 11% as equities became more attractive under our system. Still, our bond holdings ultimately proved to be a drag on the Fund’s overall performance relative to the S&P 1500.

26 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	As previously stated, the Fund’s overweighting in stocks that yielded 1.5% or more during the period positively impacted performance. The Fund benefitted also from an overweighting in the Materials sector. Materials industries made up approximately 9.5% of the Fund’s equity component, while making up only 3.76% of the Index. The diversified chemicals industry alone made up 4% of the equity portion of the Fund. The average weighted return of the Fund’s diversified chemicals stocks was 36% while those in the Index had an average weighted return of 27%.

Industries within the Energy sector similarly added to the Fund’s equity performance. The Fund’s coal & consumable fuels industry holdings, for example, returned 38%, outpacing the 10% return the industry generated for the S&P 1500 and contributing approximately 0.75% to the Fund’s equity outperformance. While the Fund was slightly underweight the Energy sector relative to its benchmark, the Energy industries held by the Fund, as well as the stock selected to represent those industries, added another 1% of outperformance compared to the equities held by the S&P 1500.

Conversely, the Fund’s life & health insurance positions and the Fund’s use of call options proved to be a lag on performance. In fiscal year 2010, the Equity Income Fund took advantage of a number of different options strategies, including the purchase of defensive puts and the purchase of stock-specific calls in an effort to create synthetic convertible bonds. The Equity Income Fund also held various index and ETF puts during the fiscal year. The Fund implemented these options strategies in an attempt to offset possible losses should the market steadily decline. Instead, the market rallied 12.34% off the July 2, 2010 low and while the put options ultimately proved to be a drag on performance in this environment, the Fund was nonetheless able to capture 82% of the market’s upside, rising 10% overall.

Q.	What is your investment outlook for the market?

A.	As the fiscal year ends, we measure fair value for the broad equity market to be approximately 26% higher than where prices are currently trading, suggesting many opportunities exist for investors in today’s market. We believe also that investors will seek out high dividend securities in the near term as they look to generate income. Guided by our valuation and relative strength metrics, we will continue to try to take advantage of changing market conditions so as to benefit the Fund.

Management Overview 27

ICON Equity Income Fund
Sector Composition
September 30, 2010

Financial	17.0%
Telecommunication & Utilities	13.1%
Industrials	11.0%
Consumer Discretionary	11.0%
Materials	9.4%
Energy	8.9%
Information Technology	6.3%
Leisure and Consumer Staples	6.3%
Health Care	4.3%

87.3%

Percentages are based upon common stocks as a percentage of net assets.

ICON Equity Income Fund
Industry Composition
September 30, 2010

Integrated Telecommunication Services	4.9%
Mortgage REIT’s	4.7%
Integrated Oil & Gas	4.5%
Diversified Chemicals	4.5%
Pharmaceuticals	3.9%
Multi-Utilities	3.0%
Restaurants	2.9%
Electric Utilities	2.6%
Coal & Consumable Fuels	2.6%
Semiconductors	2.5%
Tobacco	2.5%
Industrial Machinery	2.4%
Diversified Banks	2.3%
Asset Management & Custody Banks	2.1%
Packaged Foods & Meats	2.0%
Gas Utilities	2.0%
Oil & Gas Storage & Transportation	1.8%
Life & Health Insurance	1.8%
Insurance Brokers	1.7%
Thrifts & Mortgage Finance	1.6%
Paper Packaging	1.5%
Aerospace & Defense	1.5%
Trading Companies & Distributors	1.4%
Property & Casualty Insurance	1.3%
Construction & Farm Machinery & Heavy Trucks	1.3%
Apparel, Accessories & Luxury Goods	1.3%
Marine	1.3%
Data Processing & Outsourced Services	1.2%
Cable & Satellite	1.1%
Air Freight & Logistics	1.1%
Industrial Conglomerates	1.0%
Electrical Components & Equipment	1.0%
Industrial Gases	1.0%
Diversified Metals & Mining	1.0%
Distributors	1.0%
Household Products	1.0%
Computer Hardware	1.0%
Other Industries (each less than 1%)	11.0%

87.3%

Percentages are based upon common stocks as a percentage of net assets.

28 Management Overview

ICON Equity Income Fund
Average Annual Total Return
as of September 30, 2010

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Equity Income Fund - Class I	9/30/02	10.93%	0.21%	6.86%	1.40%	1.40%

S&P Composite 1500 Index		10.92%	0.92%	6.83%	N/A	N/A

ICON Equity Income Fund - Class C	11/8/02	9.99%	-0.70%	5.19%	2.69%	2.21%

S&P Composite 1500 Index		10.92%	0.92%	5.73%	N/A	N/A

ICON Equity Income Fund - Class Z	5/10/04	11.04%	0.29%	3.40%	8.73%	1.21%

S&P Composite 1500 Index		10.92%	0.92%	3.31%	N/A	N/A

ICON Equity Income Fund - Class A	5/31/06	10.84%	N/A	-0.72%	5.68%	1.46%

ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	4.50%	N/A	-2.07%	5.68%	1.46%

S&P Composite 1500 Index		10.92%	N/A	-0.09%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 29

ICON Equity Income Fund
Value of a $10,000 Investment
as of September 30, 2010

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

30 Management Overview

ICON Equity Income Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (87.3%)
14,600	Aflac, Inc.	$754,966
5,300	Air Products & Chemicals, Inc.(a)	438,946
13,300	Alliance Resource Partners, L.P.	775,922
8,600	Altria Group, Inc.(a)	206,572
22,600	American Eagle Outfitters, Inc.	338,096
7,300	American Electric Power Co., Inc.	264,479
58,700	Annaly Capital Management, Inc., REIT(a)	1,033,120
53,600	Anworth Mortgage Asset Corp., REIT	382,168
86,700	Apollo Investment Corp.(a)	886,941
12,700	Arch Coal, Inc.(a)	339,217
15,200	Arthur J Gallagher & Co.(a)	400,824
30,900	AT&T, Inc.	883,740
12,700	Automatic Data Processing, Inc.(a)	533,781
1,800	Banco de Chile, ADR(a)	161,748
34,200	Banco Santander S.A., ADR(a)	432,972
7,000	Bank of Montreal	404,250
11,800	BCE, Inc.	383,500
11,200	Bemis Co., Inc.(a)	355,600
49,200	BGC Partners, Inc., Class A(a)	293,724
11,000	Brinker International, Inc.(a)	207,460
27,600	Bristol-Myers Squibb Co.(a)	748,236
7,300	Caterpillar, Inc.(a)	574,364
7,100	Chevron Corp.	575,455
4,700	Chubb Corp.	267,853
10,900	ConocoPhillips	625,987
7,100	Darden Restaurants, Inc.	303,738
13,300	Diebold, Inc.(a)	413,497
33,500	Dime Community Bancshares(a)	463,975
8,800	Dominion Resources, Inc. of Virginia(a)	384,208
16,200	E.I. du Pont de Nemours & Co.(a)	722,844
9,000	Eastman Chemical Co.(a)	666,000
5,400	Eaton Corp.	445,446
14,800	Eli Lilly & Co.(a)	540,644
6,700	Exxon Mobil Corp.	413,993
7,200	Family Dollar Stores, Inc.(a)	317,952
16,800	France Telecom S.A., ADR	361,704
10,700	GATX Corp.(a)	313,724
27,200	General Electric Co.	442,000
9,400	Genuine Parts Co.	419,146
22,200	Hawaiian Electric Industries, Inc.	500,388
3,500	HJ Heinz Co.(a)	165,795
9,700	Home Depot, Inc.(a)	307,296
8,700	Hubbell, Inc., Class B	441,525
21,800	Intel Corp.	419,214
6,400	Kimberly-Clark Corp.(a)	416,320
13,800	Kraft Foods, Inc., Class A(a)	425,868
15,900	Leggett & Platt, Inc.(a)	361,884
10,800	Linear Technology Corp.(a)	331,884
3,600	Lorillard, Inc.	289,116
17,600	Maxim Integrated Products, Inc.(a)	325,776
10,100	McDonald’s Corp.	752,551
77,100	MFA Financial, Inc., REIT(a)	588,273
92,800	Navios Maritime Holdings, Inc.(a)	544,736
13,200	New York Community Bancorp, Inc.(a)	214,500
6,700	Northrop Grumman Corp.(a)	406,221
9,200	NSTAR(a)	362,020

Schedule of Investments 31

Shares or Principal Amount		Value

9,100	Nucor Corp.(a)	$347,620
12,800	NYSE Euronext	365,696
22,200	Old Republic International Corp.(a)	307,470
27,300	Olin Corp.(a)	550,368
7,500	Omnicom Group, Inc.(a)	296,100
13,200	ONEOK, Inc.(a)	594,528
12,900	Partner Communications Co. Ltd., ADR	235,554
33,700	PDL BioPharma, Inc.(a)	177,262
22,200	Pfizer, Inc.	381,174
17,800	Portland General Electric Co.(a)	360,984
8,100	QUALCOMM, Inc.	365,472
9,500	Reynolds American, Inc.(a)	564,205
5,400	Royal Dutch Shell PLC, ADR	325,620
11,700	RPM International, Inc.	233,064
20,500	Sara Lee Corp.	275,315
6,400	SCANA Corp.(a)	258,048
12,200	Snap-on, Inc.(a)	567,422
9,200	Sonoco Products Co.	307,648
12,400	Southern Copper Corp.(a)	435,488
13,900	Spectra Energy Corp.(a)	313,445
12,300	Sysco Corp.(a)	350,796
15,600	TECO Energy, Inc.(a)	270,192
8,800	Time Warner Cable, Inc.(a)	475,112
12,500	TransCanada Corp.(a)	464,000
11,300	Tyco Electronics Ltd.(a)	330,186
7,000	United Parcel Service, Inc., Class B	466,830
3,200	United Technologies Corp.	227,936
6,900	V.F. Corp.(a)	559,038
14,300	Verizon Communications, Inc.(a)	466,037
5,400	Watsco, Inc.(a)	300,672
6,900	WGL Holdings, Inc.(a)	260,682
10,400	Willis Group Holdings PLC(a)	320,528
12,600	Wolverine World Wide, Inc.	365,526

Total Common Stocks (Cost $33,383,943)		37,452,177

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bonds (6.0%)
$240,000	Archer-Daniels-Midland Co.	6.63%	05/01/29	$293,089
500,000	Bank of America Corp.	5.42%	03/15/17	512,051
350,000	Commercial Metals Co.(a)	7.35%	08/15/18	379,302
300,000	Delphi Financial Group, Inc.	7.88%	01/31/20	336,030
400,000	Hartford Financial Services Group, Inc., MTN	6.00%	01/15/19	421,352
250,000	Massey Energy Co.(a)	6.88%	12/15/13	256,250
350,000	Valero Energy Corp.(a)	6.13%	02/01/20	381,467

Total Corporate Bonds (Cost $2,492,554)				2,579,541
Convertible Corporate Bonds (2.5%)
350,000	Central European Distribution Corp.	3.00%	03/15/13	316,750
400,000	Molina Healthcare, Inc., Series MOH	3.75%	10/01/14	388,000
350,000	World Acceptance Corp.	3.00%	10/01/11	345,625

Total Convertible Corporate Bonds (Cost $1,024,626)				1,050,375

32 Schedule of Investments

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

U.S. Government Bonds (2.1%)
$350,000	Federal Home Loan Bank	5.50%	07/15/36	$428,164
350,000	Federal Home Loan Mortgage Corp.	6.75%	03/15/31	489,691

Total U.S. Government Bonds (Cost $877,777)				917,855

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Call Options Purchased (0.4%)
Apple, Inc., January 2012, $320.00	11	$35,557
Archer-Daniels-Midland Co., March 2011, $35.00	69	8,867
Bank of America Corp., January 2011, $17.50	286	3,289
Cisco Systems, Inc., January 2011, $27.50	182	1,911
Commercial Metals Co., March 2011, $16.00	219	23,542
Continental Airlines, Inc., Class B, January 2011, $20.00	115	67,562
Delphi Financial Group, Inc., October 2010, $25.00	120	9,000
Hartford Financial Services Group, Inc., January 2011, $30.00	133	3,259
Hewlett Packard Co., January 2011, $60.00	100	550
Massey Energy Co., April 2011, $37.00	68	15,844
Prudential Financial, Inc., January 2011, $60.00	67	12,261
Valero Energy Corp., January 2011, $20.00	175	6,913

Total Call Options Purchased (Cost $421,418)		188,555
Put Option Purchased (0.0%)
S&P 500 Index, October 2010, $1,025.00	50	6,000

Total Put Options Purchased (Cost $141,600)		6,000

Shares or Principal Amount		Value

Collateral for Securities on Loan (28.6%)
12,265,464	State Street Navigator Prime Portfolio	$12,265,464

Total Collateral for Securities on Loan (Cost $12,265,464)		12,265,464
Short-Term Investments (1.3%)
$560,983	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	560,983

Total Short-Term Investments (Cost $560,983)		560,983
Total Investments 128.2% (Cost $51,168,365)		55,020,950
Liabilities Less Other Assets (28.2)%		(12,112,612)

Net Assets 100.0%		$42,908,338

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Schedule of Investments 33

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A IOCAX

Management Overview
ICON Long/Short Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Long/Short Fund returned 2.32% for the Class I shares, 1.65% for the Class C shares, 2.63% for the Class Z shares, and 2.34% for the Class A shares (-3.53% with maximum sales charge), underperforming the 10.92% return for the Fund’s stated benchmark, the S&P 1500 Composite Index. The Fund did however outperform the 0.34% return for the Bank of America/Merrill Lynch US Dollar 3 month Constant Maturity benchmark which is more traditionally used in the Long/Short space.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Rapid and violent theme reversals were the primary factor behind the Fund’s relative performance. At the outset of the fiscal year, a very high quality, non-cyclical, slow growth themed rally led both the benchmark and the Fund slightly higher. ICON’s quantitative methodology, based on valuations, relative strength, and a proprietary quantitative quality metric, captured this theme well. From September 30, 2009 through February 8, 2010, for example, the Class I shares rose 1.37% versus just 0.59% for the S&P 1500 Composite. The Fund also generated alpha while exhibiting low volatility over this time period, outperforming with just a .44 Beta. This translates into an annualized alpha of 4.18% during this time period.

Beginning on February 8, 2010, however, the high quality, non-cyclical, slow growth theme described above was rapidly replaced by a low quality, high Beta, cyclical rally. Although the Fund’s Class I shares gained 2.90% from February 8, 2010 through April 23, 2010, this gain did not keep pace with the dramatic 16.62% return for the S&P 1500 Composite Index.

On April 23, 2010, the market experienced its third major theme reversal, as hopes of a V-shape recovery were quickly replaced by fears of a double dip recession. Although ICON’s quantitative method was pulled toward some of the cyclical sectors that led the remarkable rally described above, ICON’s valuation model viewed the broader market at just a 1.01 overall value-to-price ratio on April 23, leaving the Long/Short Fund significantly hedged. So as the S&P 1500 Composite Index fell 5.46% to close out the fiscal year, the Fund experienced only 35% of this downside, losing just 1.90% for the Class I shares.

34 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	Long position sector tilts by the Fund greatly affected performance as did the rapid theme reversals described above. In the Industrials sector, the Fund held a long overweight and outperforming position, allocating approximately 14% of its assets to Industrials versus 11% for the benchmark. The Fund’s Industrials stocks returned over 27% on average, versus just 19% for the benchmark’s Industrials holdings. Although the Fund’s long stock selections in the Materials sector slightly underperformed those in the benchmark, with an approximate 11.7% average return versus a 12.3% average benchmark return, the Fund’s long overweight allocation of approximately 7% of its average weight versus just a 3.76% average weight for the benchmark aided performance. The Fund also held an overweight and outperforming long allocation in the Health Care sector.

The Fund’s long allocations to the Energy and Consumer Discretionary sectors dragged on overall performance. The Fund’s underweight Consumer Discretionary stocks’ approximate 0% return significantly underperformed the 22% return generated from the S&P 1500 Consumer Discretionary Index. Within the Energy sector, the Fund was also hampered by an overweight position in the oil and gas drilling industry. Largely due to this positioning, the Fund’s Energy stocks fell over 6% versus a positive 5.1% average return for Energy stocks within the S&P 1500 Composite Index.

The Fund was also negatively affected by its short positions in the total return context. To illustrate, the Fund’s long positions generated a total return of approximately 7.7% while the overall combined positions in the Fund generated the 2.32% return described at the outset of this discussion. Conversely, the Fund’s short hedges and opportunistic hedging schedule did help offset some downside volatility and losses as described earlier. In addition, from October 22 through October 30, 2009, the S&P 1500 Composite quickly dropped 5.43%. ICON’s 1.06 value-to-price ratio on October 22, suggested limited upside, however. Accordingly, the Fund was significantly hedged and the Class I shares dropped only 1.81%.

Q.	What is your investment outlook for the equity market?

A.	As fiscal year 2010 came to an end, ICON’s valuation model showed a 1.26 overall value-to-price ratio for the broad equity market. Given the potential upside suggested by the model, the Fund will remain relatively un-hedged until our valuations indicate the broader market is more fairly priced. The Fund continues to see both compelling value and strength from its two largest over-weighted sectors, Industrials and Materials, but

Management Overview 35

is also beginning to see strong value and strength metrics from the more defensive oriented Utilities and Consumer Staples sectors. Despite some moderate credit spread widening, corporate bond yields or opportunity costs as viewed by the ICON model have fallen and should support equity gains to the extent that firms continue to slowly repair corporate earnings.

ICON Long/Short Fund
Sector Composition
September 30, 2010

Industrials	23.3%
Financial	19.5%
Information Technology	15.8%
Materials	11.3%
Consumer Discretionary	8.5%
Leisure and Consumer Staples	8.4%
Energy	7.5%
Health Care	5.6%
Telecommunication & Utilities	4.9%

104.8%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund
Industry Composition
September 30, 2010

Computer Hardware	8.9%
Industrial Machinery	6.0%
Other Diversified Financial Services	5.2%
Industrial Conglomerates	4.7%
Life & Health Insurance	4.0%
Property & Casualty Insurance	3.8%
Pharmaceuticals	3.5%
Construction & Farm Machinery & Heavy Trucks	3.3%
Integrated Oil & Gas	3.1%
Railroads	2.6%
Integrated Telecommunication Services	2.5%
Specialty Chemicals	2.4%
Diversified Banks	2.4%
Consumer Finance	2.4%
Diversified Metals & Mining	2.3%
Oil & Gas Equipment & Services	2.3%
IT Consulting & Other Services	2.3%
Diversified Chemicals	2.2%
Aerospace & Defense	2.2%
Electrical Components & Equipment	2.0%
Wireless Telecommunication Services	1.9%
Soft Drinks	1.9%
Steel	1.9%
Cable & Satellite	1.7%
Tobacco	1.7%
Computer & Electronics Retail	1.7%
Multi-line Insurance	1.6%
Oil & Gas Refining & Marketing	1.6%
Systems Software	1.6%
Data Processing & Outsourced Services	1.5%
Home Improvement Retail	1.5%
Paper Packaging	1.2%

36 Management Overview

ICON Long/Short Fund
Industry Composition (continued)
September 30, 2010

Gold	1.2%
Health Care Equipment	1.1%
Packaged Foods & Meats	1.1%
Household Products	1.1%
Restaurants	1.1%
Construction & Engineering	1.0%
Food Distributors	1.0%
Other Industries (each less than 1%)	9.3%

104.8%

Percentages are based upon long positions as a percentage of net assets.

ICON Long/Short Fund
Average Annual Total Return
as of September 30, 2010

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Long/Short Fund - Class I	9/30/02	2.32%	-3.73%	4.13%	2.03%	1.97%

S&P Composite 1500 Index		10.92%	0.92%	6.83%	N/A	N/A

ICON Long/Short Fund - Class C	10/17/02	1.65%	-4.50%	2.58%	2.95%	2.81%

S&P Composite 1500 Index		10.92%	0.92%	5.92%	N/A	N/A

ICON Long/Short Fund - Class Z	5/6/04	2.63%	-3.62%	-0.22%	4.40%	1.73%

S&P Composite 1500 Index		10.92%	0.92%	2.88%	N/A	N/A

ICON Long/Short Fund - Class A	5/31/06	2.34%	N/A	-6.37%	2.64%	2.06%

ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-3.53%	N/A	-7.64%	2.64%	2.06%

S&P Composite 1500 Index		10.92%	N/A	-0.09%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 37

ICON Long/Short Fund
Value of a $10,000 Investment
as of September 30, 2010

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

38 Management Overview

ICON Long/Short Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (104.8%)
3,900	Abbott Laboratoriesx(a)	$203,736
12,200	Accenture PLC, Class Ax	518,378
6,100	Aflac, Inc.[x]	315,431
15,800	Altria Group, Inc.[x]	379,516
4,500	America Movil S.A.B. de C.V., Series L, ADR	239,985
2,000	AngloGold Ashanti Ltd., ADR(a)	92,480
1,300	Apple, Inc.†	368,875
3,500	Assurant, Inc.(a)	142,450
20,100	AT&T, Inc.[x]	574,860
4,400	Automatic Data Processing, Inc.[x]	184,932
22,700	Bank of America Corp.	297,597
2,300	Barrick Gold Corp.	106,467
1,200	Baxter International, Inc.(a)	57,252
1,100	Becton, Dickinson & Co.	81,510
5,000	Bed Bath & Beyond, Inc.†(a)	217,050
3,300	Bemis Co., Inc.(a)	104,775
5,700	Best Buy Co., Inc.(a)	232,731
3,000	Bristol-Myers Squibb Co.(a)	81,330
6,500	Canadian National Railway Co.	416,130
11,600	Capital One Financial Corp.[x]	458,780
2,500	Cash America International, Inc.x(a)	87,500
7,000	Caterpillar, Inc.[x]	550,760
3,200	Chevron Corp.[x]	259,360
6,200	Chubb Corp.x(a)	353,338
87,500	Citigroup, Inc.†	341,250
1,100	Clorox Co.(a)	73,436
11,400	Comcast Corp., Class Ax	206,112
15,000	Commercial Metals Co.x(a)	217,350
1,300	Computer Sciences Corp.	59,800
2,200	Consolidated Edison, Inc.[x]	106,084
3,500	Cooper Industries PLC(a)	171,255
1,300	Covidien PLC[x]	52,247
2,100	CVS Caremark Corp.[x]	66,087
14,800	Danaher Corp.[x]	601,028
2,800	Deere & Co.(a)	195,384
12,800	Delphi Financial Group, Inc., Class Ax	319,872
5,700	Ecolab, Inc.	289,218
1,700	Eli Lilly & Co.(a)	62,101
1,900	Exxon Mobil Corp.[x]	117,401
3,900	Family Dollar Stores, Inc.(a)	172,224
1,900	Fiserv, Inc.†x	102,258
3,000	FMC Corp.[x]	205,230
3,000	Freeport-McMoRan Copper & Gold, Inc.(a)	256,170
7,400	GameStop Corp., Class A†(a)	145,854
2,500	General Dynamics Corp.	157,025
66,300	General Electric Co.[x]	1,077,375
4,800	Guess?, Inc.(a)	195,024
4,000	Harris Corp.(a)	177,160
4,600	HCC Insurance Holdings, Inc.	120,014
16,000	Hewlett-Packard Co.[x]	673,120
5,400	Home Depot, Inc.(a)	171,072
5,700	Illinois Tool Works, Inc.(a)	268,014
7,400	International Business Machines Corp.[x]	992,636
2,700	Johnson & Johnson, Inc.[x]	167,292

Schedule of Investments 39

Shares or Principal Amount		Value

14,600	JPMorgan Chase & Co.[x]	$555,822
9,500	KBR, Inc.(a)	234,080
5,100	Kellogg Co.[x]	257,601
2,800	Kimberly-Clark Corp.[x]	182,140
4,000	Kroger Co.(a)	86,640
2,500	L-3 Communications Holdings, Inc.x(a)	180,675
800	Laboratory Corp. of America Holdings†x	62,744
2,900	Loews Corp.[x]	109,910
7,700	Lowe’s Cos., Inc.	171,633
2,500	Lubrizol Corp.(a)	264,925
10,200	Marathon Oil Corp.[x]	337,620
3,500	Massey Energy Co.(a)	108,570
600	McKesson Corp.[x]	37,068
1,000	Medtronic, Inc.[x]	33,580
6,100	Merck & Co., Inc.[x]	224,541
7,500	MetLife, Inc.[x]	288,375
15,000	Microsoft Corp.[x]	367,350
27,700	Navios Maritime Holdings, Inc.(a)	162,599
1,100	Newmont Mining Corp.[x]	69,091
3,000	Norfolk Southern Corp.	178,530
2,600	Northrop Grumman Corp.(a)	157,638
14,900	Olin Corp.(a)	300,384
2,800	Panera Bread Co., Class A†(a)	248,108
900	Patterson Cos., Inc.[x]	25,785
6,400	PepsiCo, Inc.[x]	425,216
4,200	Pfizer, Inc.	72,114
5,000	Reliance Steel & Aluminum Co.(a)	207,650
2,500	Rio Tinto PLC, ADR	146,825
8,000	Sealed Air Corp.	179,840
11,800	SK Telecom Co. Ltd., ADR	206,146
10,600	Snap-on, Inc.[x]	493,006
700	Stryker Corp.(a)	35,035
6,000	SYNNEX Corp.†(a)	168,840
7,700	Sysco Corp. [x]	219,604
11,000	The Allstate Corp.x(a)	347,050
1,900	Thermo Fisher Scientific, Inc.†x	90,972
6,900	Thomas & Betts Corp.†	283,038
11,600	Tidewater, Inc.[x]	519,796
3,500	Time Warner Cable, Inc.[x]	188,965
3,100	Travelers Cos., Inc. x(a)	161,510
15,000	U.S. Bancorp x(a)	324,300
3,000	United Parcel Service, Inc., Class B	200,070
21,200	Valero Energy Corp.[x]	371,212
4,000	Wal-Mart Stores, Inc.[x]	214,080
1,600	Walter Energy, Inc.(a)	130,064
9,000	Wells Fargo & Co.[x]	226,170

Total Common Stocks (Cost $22,990,305)		23,941,228

		Interest	Maturity
Shares or Principal Amount		Rate	Date	Value

Corporate Bond (0.3%)
$70,000	American International Group, Inc.[x]	5.38%	10/18/11	$72,275

Total Corporate Bonds (Cost $66,082)				72,275

40 Schedule of Investments

Shares or Principal Amount		Value

Collateral for Securities on Loan (21.2%)
4,838,596	State Street Navigator Prime Portfolio	$4,838,596

Total Collateral for Securities on Loan (Cost $4,838,596)		4,838,596
Short-Term Investments (0.3%)
$63,949	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	63,949

Total Short-Term Investments (Cost $63,949)		63,949
Total Investments 126.6% (Cost $27,958,932)		28,916,048
Liabilities Less Other Assets (26.6)%		(6,076,872)

Net Assets 100.0%		$22,839,176

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

x	All or a portion of the security is pledged as collateral for securities sold short.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 41

ICON Long/Short Fund
Schedule of Securities Sold Short
September 30, 2010

Shares	Short Security	Value

1,500	Blue Nile, Inc. †	$66,735
1,000	NetFlix, Inc. †	162,160
2,000	SL Green Realty Corp., REIT	126,660
34,500	SPDR S&P 500 ETF Trust	3,937,140
30,000	SPDR S&P Homebuilders ETF	474,300

Total Securities Sold Short (Proceeds $4,807,954)		$4,766,995

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

REIT	Real Estate Investment Trust

42 Schedule of Investments

Class I IOCIX
Class C IOCCX
Class Z IOCZX
Class A ICNAX

Management Overview
ICON Risk-Managed Equity Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the period. The Fund gained 3.56% for the Class I shares, 2.73% for the Class C shares, 3.90% for the Class Z shares, and 3.69% for the Class A shares (-2.24% with maximum sales charge), while the Fund’s benchmark, the S&P 1500 Composite Index, gained 10.92%.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The overriding factor that marked this fiscal period could be summed up in a single word: volatility. Concerns over macro economic conditions such as the ongoing high unemployment rate, worries about a double dip recession and fears of potential hyper inflation combined with anxieties over the potential for spiraling deflation, a lack of consumer confidence, and numerous other economic indicators roiled the market. Distress over Greece’s potential sovereign debt default along with growing deficits in other eurozone countries exacerbated domestic concerns, adding to the sharp swings in the market. This persistent uncertainty translated into the extreme market volatility that marked the period.

In spite of these global concerns, the market nonetheless continued the rally that began in early 2009, but the road higher was rocky. The volatility in the market can be seen in snapshots of changes over numerous time frames during the entire period. In a roughly two week period at the beginning of the year, for example, from October 2 to October 19, the market, as measured by the S&P 500 Index, rose 7.16% - a 341% annualized return. Then, from October 19 to October 30, the market quickly reversed course, declining 5.58%. Subsequently, from October 30 to November 18, the market shot back up, gaining 7.29%.

These sharp reversals continued throughout the fiscal year as traders engaged in what became known as risk on, risk off trading. As the fiscal year continued the S&P 500 Index reached its high of 1217.28 on April 23 before sliding 15.63%, hitting the period low of 1022.58 on July 2. In the final month of the year, the market rallied 8.92% for its largest September increase since 1939.

In the midst of these dramatic swings came arguably the most explosive single moment in market history. On May 6, on what now has become known as the “Flash Crash,” the Dow Jones Industrial Average plunged

Management Overview 43

about 6% in approximately five minutes - from 10,500 to its intraday low of 9869. The Dow managed to rally from that low, closing at 10,520. Over the course of the day the Average had a 1010 point trading range, from a high of 10,879 to a low of 9869, before closing down 3.2% at 10,510.

The Fund’s strategy of writing S&P 500 Index call options and using some of the proceeds to buy S&P 500 Index out-of-the-money put options helped reduce the Fund’s volatility relative to its benchmark, the S&P 1500 Composite Index. Thus, the Fund’s beta for the fiscal year was .47, translating into a more than 50% decrease in volatility compared to the S&P 1500. The Fund also held up better than its benchmark during the sharp market downturns. By design, however, the trade-off for the reduction of volatility and the better relative performance during market downturns is the Fund’s limited upside. And, as noted at the outset of this discussion, the Fund underperformed its benchmark for the fiscal year.

Q.	How did the Fund’s Composition affect performance?

A.	In assessing the overall performance of the Fund, it is important to also consider the active sector rotation strategy that is implemented regardless of the Fund’s options hedging overlay feature. The Fund’s tilt towards the Industrials sector (a bias predicated upon our quantitative, value based investment methodology) was the top contributor to performance of the nine sectors held. On average during the fiscal year, Industrials comprised about 16% of the Fund while representing approximately 11% of the S&P 1500 for the same time period.

The Industrials sector has a significant number of industries related to the manufacturing segment of the economy. With manufacturing leading the economy out of the worst recession since the Great Depression, this tilt paid off. Among the industries within this sector that had a positive contribution to performance were construction & farm machinery and industrial machinery as well as railroads and industrial conglomerates.

At the other end of the spectrum, industries within the Consumer Discretionary sector were a drag on performance. The computer & electronics retail industry and the home improvement retail industry, while comprising only a very small weight in the Fund over the period, had significant declines that detracted from performance. Although the Consumer Discretionary sector as a whole contributed positive performance to the Fund, these two particular industries did not move lock-step with the broader sector.

44 Management Overview

Q.	What is the investment outlook for the equity market?

A.	Stocks ended the period trading at about a 26% discount to our calculation of their intrinsic value. Even after the significant run-up in September, we believe stocks have yet to catch up with value. As we head into the new fiscal year, all nine sectors we track remain undervalued under the ICON system.

The Fund enters the year with a heavy tilt toward the Industrials sector as well as an overweight position in the Materials sector. Both sectors have numerous industries with upside potential that are displaying leadership.

The Fund is underweight the Health Care sector, which has been a laggard over the past six months. We are currently seeing strength in the economically sensitive areas of the market and Health Care does not appear to be part of that theme. That said, based on current valuations across the spectrum of sectors we track, we anticipate a broad based rally over the next fiscal year, but with the cyclically oriented sectors leading the way.

ICON Risk-Managed Equity Fund
Sector Composition
September 30, 2010

Industrials	20.9%
Information Technology	13.8%
Financial	13.2%
Consumer Discretionary	12.3%
Telecommunication & Utilities	10.7%
Leisure and Consumer Staples	9.1%
Energy	8.0%
Materials	6.2%
Health Care	4.9%

99.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Risk-Managed Equity Fund
Industry Composition
September 30, 2010

Integrated Oil & Gas	5.5%
Computer Hardware	4.9%
Railroads	4.1%
Aerospace & Defense	3.9%
Industrial Conglomerates	3.5%
Electric Utilities	3.4%
Integrated Telecommunication Services	3.3%
Diversified Banks	3.2%
Industrial Machinery	3.1%
Life & Health Insurance	2.8%
Movies & Entertainment	2.8%

Management Overview 45

ICON Risk-Managed Equity Fund
Industry Composition (continued)
September 30, 2010

Semiconductors	2.7%
Multi-line Insurance	2.7%
Systems Software	2.7%
Packaged Foods & Meats	2.6%
Pharmaceuticals	2.5%
Restaurants	2.3%
General Merchandise Stores	2.2%
Construction & Farm Machinery & Heavy Trucks	2.2%
Diversified Metals & Mining	2.2%
Soft Drinks	2.1%
Apparel Retail	2.0%
Multi-Utilities	1.9%
Electrical Components & Equipment	1.8%
Cable & Satellite	1.7%
Tobacco	1.6%
Gas Utilities	1.6%
IT Consulting & Other Services	1.5%
Diversified Chemicals	1.4%
Household Products	1.3%
Automotive Retail	1.3%
Specialized Finance	1.2%
Health Care Equipment	1.2%
Specialty Chemicals	1.1%
Property & Casualty Insurance	1.0%
Other Industries (each less than 1%)	13.8%

99.1%

Percentages are based upon common stocks as a percentage of net assets.

46 Management Overview

ICON Risk-Managed Equity Fund
Average Annual Total Return
as of September 30, 2010

					Gross	Net
	Inception			Since	Expense	Expense
	Date	1 Year	5 Years	Inception	Ratio*	Ratio*
ICON Risk-Managed Equity Fund - Class I	9/30/02	3.56%	-0.23%	5.02%	1.44%	1.44%

S&P Composite 1500 Index		10.92%	0.92%	6.83%	N/A	N/A

ICON Risk-Managed Equity Fund - Class C	11/21/02	2.73%	-1.03%	3.32%	2.72%	2.24%

S&P Composite 1500 Index		10.92%	0.92%	5.17%	N/A	N/A

ICON Risk-Managed Equity Fund - Class Z	5/6/04	3.90%	0.05%	1.95%	3.55%	1.24%

S&P Composite 1500 Index		10.92%	0.92%	2.88%	N/A	N/A

ICON Risk-Managed Equity Fund - Class A	5/31/06	3.69%	N/A	-0.24%	2.87%	1.49%

ICON Risk-Managed Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-2.24%	N/A	-1.60%	2.87%	1.49%

S&P Composite 1500 Index		10.92%	N/A	-0.09%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 47

ICON Risk-Managed Equity Fund
Value of a $10,000 Investment
as of September 30, 2010

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class I shares on the Class’ inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

48 Management Overview

ICON Risk-Managed Equity Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.1%)
5,800	3M Co.[x]	$502,918
4,500	Accenture PLC, Class Ax	191,205
6,000	AGL Resources, Inc.[x]	230,160
3,500	Alaska Air Group, Inc.x†	178,605
2,500	Alliance Resource Partners, L.P.	145,850
5,400	Altera Corp.(a)	162,864
11,800	Altria Group, Inc.[x]	283,436
2,700	America Movil S.A.B. de C.V., Series L, ADR	143,991
5,000	American Electric Power Co., Inc.(a)	181,150
4,400	American Financial Group, Inc.(a)	134,552
1,800	Ameriprise Financial, Inc.[x]	85,194
3,500	Amerisource-Bergen Corp.[x]	107,310
4,800	AMETEK, Inc.[x]	229,296
3,500	Apple, Inc.x†	993,125
3,900	Assurant, Inc.(a)	158,730
18,700	AT&T, Inc.(a)	534,820
2,600	Automatic Data Processing, Inc.	109,278
1,100	AutoZone, Inc.x†	251,801
9,800	Bank of America Corp.[x]	128,478
5,300	Barnes Group, Inc.[x]	93,227
2,000	Barrick Gold Corp.[x]	92,580
1,300	BHP Billiton Ltd., ADR(a)	99,216
8,400	Bristol-Myers Squibb Co.(a)	227,724
11,900	Campbell Soup Co.[x]	425,425
3,500	Cardinal Health, Inc.[x]	115,640
3,300	Caterpillar, Inc.[x]	259,644
5,800	Chevron Corp.x (a)	470,090
6,500	Cisco Systems, Inc.†	142,350
2,600	Clorox Co.[x]	173,576
2,900	Cognizant Technology Solutions Corp., Class A†(a)	186,963
11,100	ConAgra Foods, Inc.[x]	243,534
8,000	ConocoPhillips[x]	459,440
7,800	Constellation Brands, Inc., Class A†(a)	137,982
3,100	Cooper Industries PLC(a)	151,683
600	Credicorp, Ltd.	68,340
9,800	CSX Corp.[x]	542,136
4,200	Darden Restaurants, Inc.[x]	179,676
2,600	Deere & Co.(a)	181,428
4,000	Delphi Financial Group, Inc., Class Ax	99,960
3,400	DIRECTV, Class Ax†	141,542
3,100	Dollar Tree, Inc.x†	151,156
2,600	Dover Corp.(a)	135,746
2,600	Eaton Corp.[x]	214,474
7,300	eBay, Inc.†(a)	178,120
7,600	Eli Lilly & Co.(a)	277,628
2,000	Entergy Corp.(a)	153,060
2,200	Express Scripts, Inc.x†	107,140
7,400	Ezcorp, Inc., Class Ax†	148,296
4,700	Family Dollar Stores, Inc.[x]	207,552
6,000	FirstEnergy Corp.(a)	231,240
1,500	FMC Corp.(a)	102,615
2,800	Freeport-McMoran Copper & Gold, Inc.[x]	239,092
1,700	General Dynamics Corp.	106,777
15,900	General Electric Co.[x]	258,375
5,000	Halliburton Co.(a)	165,350
5,800	Hewlett-Packard Co.[x]	244,006
4,300	Honeywell International, Inc.[x]	188,942

Schedule of Investments 49

Shares or Principal Amount		Value

15,800	Horace Mann Educators Corp.[x]	$280,924
19,000	Intel Corp.x(a)	365,370
1,800	Intuit, Inc.†(a)	78,858
3,150	JOS A. Bank Clothiers, Inc.x†	134,221
7,400	KBR, Inc.[x]	182,336
2,600	Kimberly-Clark Corp.(a)	169,130
2,900	Loews Corp.[x]	109,910
2,600	Lubrizol Corp.[x]	275,522
5,600	McDonald’s Corp.[x]	417,256
4,100	Medicis Pharmaceutical Corp., Class A(a)	121,565
27,700	Microsoft Corp.[x]	678,373
2,500	Murphy Oil Corp.	154,800
4,200	NASDAQ OMX Group, Inc.x†	81,606
1,200	Newmont Mining Corp.[x]	75,372
2,200	Northrop Grumman Corp.(a)	133,386
3,400	Nucor Corp.[x]	129,880
7,800	NYSE Euronext[x]	222,846
1,400	O’Reilly Automotive, Inc.x†	74,480
3,900	Occidental Petroleum Corp.[x]	305,370
12,400	Olin Corp.[x]	249,984
4,000	ONEOK, Inc.[x]	180,160
2,700	PACCAR, Inc.(a)	130,005
2,000	Parker Hannifin Corp.	140,120
8,100	PepsiCo, Inc.[x]	538,164
3,900	PNC Financial Services Group, Inc.[x]	202,449
6,800	Prudential Financial, Inc.[x]	368,424
2,200	Reynolds American, Inc.(a)	130,658
2,400	Ross Stores, Inc.(a)	131,088
1,200	Siemens AG, ADR[x]	126,480
4,200	Snap-on, Inc.[x]	195,342
7,900	Southern Co.	294,196
4,400	Southern Union Co.	105,864
5,400	Steel Dynamics, Inc.[x]	76,194
3,300	Sunoco, Inc.(a)	120,450
7,700	Sysco Corp.[x]	219,604
4,000	Target Corp.[x]	213,760
6,300	Texas Instruments, Inc.(a)	170,982
4,000	The Allstate Corp.[x]	126,200
10,800	The Walt Disney Co.[x]	357,588
1,700	Thomas & Betts Corp.x†	69,734
5,400	Time Warner Cable, Inc.[x]	291,546
6,500	Time Warner, Inc.[x]	199,225
5,500	TJX Cos., Inc.[x]	245,465
4,800	Torchmark Corp.[x]	255,072
2,400	Travelers Cos., Inc.[x]	125,040
13,100	U.S. Bancorp[x]	283,222
6,100	Union Pacific Corp.[x]	498,980
8,000	United Technologies Corp.[x]	569,840
3,900	Vale S.A., ADR(a)	121,953
6,200	Valero Energy Corp.(a)	108,562
4,900	Varian Medical Systems, Inc.x†	296,450
9,200	Verizon Communications, Inc.(a)	299,828
4,000	Viacom, Inc., Class B(a)	144,760
1,300	Walter Energy, Inc.(a)	105,677
18,600	Wells Fargo & Co.[x]	467,418
5,200	Wisconsin Energy Corp.x(a)	300,560
1,900	WW Grainger, Inc.[x]	226,309
8,100	Xcel Energy, Inc.(a)	186,057

Total Common Stocks (Cost $22,409,461)		25,219,103

50 Schedule of Investments

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Put Options Purchased (0.2%)
S&P 500 Index, November 2010, $1,010.00	30	$23,850
S&P 500 Index, October 2010, $1,010.00	50	5,000
S&P 500 Index, October 2010, $1,080.00	60	23,400

Total Put Options Purchased (Cost $121,195)		$52,250

Shares or Principal Amount		Value

Collateral for Securities on Loan (19.6%)
4,998,385	State Street Navigator Prime Portfolio	$4,998,385

Total Collateral for Securities on Loan (Cost $4,998,385)		4,998,385
Short-Term Investments (9.6%)
$2,434,129	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	2,434,129

Total Short-Term Investments (Cost $2,434,129)		2,434,129
Total Investments 128.5% (Cost $29,963,170)		32,703,867
Liabilities Less Other Assets (28.5)%		(7,244,761)

Net Assets 100.0%		$25,459,106

The accompanying notes are an integral part of the financial statements.

x	All or a portion of the security is pledged as collateral for call options written.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 51

ICON Risk-Managed Equity Fund
Schedule of Written Call Options
September 30, 2010

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

S&P 500 Index, October 2010, $1,130.00	70	$166,600
S&P 500 Index, October 2010, $1,145.00	60	88,500

Total Options Written (Premiums received $247,668)		$255,100

The accompanying notes are an integral part of the financial statements.

52 Schedule of Investments

Statements of Assets and Liabilities
September 30, 2010

		ICON	ICON Equity	ICON	ICON Risk-
	ICON	Core Equity	Income	Long/Short	Managed
	Bond Fund	Fund	Fund	Fund	Equity Fund
Assets
Investments, at cost	$157,004,438	$124,037,473	$51,168,365	$27,958,932	$29,963,170

Investments, at value†	167,148,801	129,243,917	55,020,950	28,916,048	32,703,867
Deposits for Short Sales	-	-	-	4,862,381	-
Receivables:
Fund shares sold	215,578	163,685	293,236	4,344	262,742
Investments sold	-	778,786	751,733	156,785	79,123
Interest	1,832,883	-	47,085	1,707	1
Dividends	-	123,842	208,942	46,123	41,028
Expense reimbursements by Adviser	101,877	-	45,307	54,009	76,217
Foreign tax reclaims	-	477	3,912	-	-
Other assets	36,457	37,829	22,758	20,007	17,925

Total Assets	169,335,596	130,348,536	56,393,923	34,061,404	33,180,903

Liabilities
Options written, at value (premiums received $247,668)	-	-	-	-	255,100
Securities sold short, at value (proceeds of $4,807,954)	-	-	-	4,766,995	-
Payables:
Due to custodian bank	-	711,987	3,654	1,755	-
Due to prime broker	-	-	-	1,483,805	2,285,971
Investments purchased	-	-	1,100,927	-	90,479
Payable for collateral received on securities loaned	17,142,522	28,922,701	12,265,464	4,838,596	4,998,385
Fund shares redeemed	121,375	247,945	30,404	32,074	29,831
Dividends on short positions	-	-	-	20,973	-
Distributions due to shareholders	21,016	-	10,280	-	-
Advisory fees	74,557	61,393	25,623	16,013	15,272
Accrued distribution fees	33,083	35,619	10,652	10,609	6,596
Fund accounting fees	14,458	9,089	3,775	2,435	2,800
Transfer agent fees	12,189	16,778	8,123	7,882	7,209
Administration fees	6,056	3,972	1,580	559	850
Trustee fees	4,329	2,615	1,098	800	932
Accrued expenses	35,200	25,558	24,005	39,732	28,372

Total Liabilities	17,464,785	30,037,657	13,485,585	11,222,228	7,721,797

Net Assets - all share classes	$151,870,811	$100,310,879	$42,908,338	$22,839,176	$25,459,106

Net Assets - Class I	$146,277,372	$73,969,385	$37,730,749	$11,306,110	$18,768,003

Net Assets - Class C	$4,544,296	$24,572,898	$3,569,319	$9,546,529	$2,608,854

Net Assets - Class Z	$1,049,133	$406,416	$87,617	$132,031	$62,000

Net Assets - Class A	$10	$1,362,180	$1,520,653	$1,854,506	$4,020,249

Financial Statements 53

		ICON	ICON Equity	ICON	ICON Risk-
	ICON	Core Equity	Income	Long/Short	Managed
	Bond Fund	Fund	Fund	Fund	Equity Fund
Net Assets Consist of
Paid-in capital	$139,944,107	$148,749,851	$73,176,872	$86,024,477	$45,119,747
Accumulated undistributed net investment income/(loss)	(329,987)	168,474	28,158	(6)	29,973
Accumulated undistributed net realized gain/(loss) from investments, written options, securities sold short and foreign currency transactions	2,112,328	(53,813,890)	(34,149,346)	(64,183,392)	(22,423,879)
Unrealized appreciation/(depreciation) on investments, written options, securities sold short and foreign currency transactions	10,144,363	5,206,444	3,852,654	998,097	2,733,265

Net Assets	$151,870,811	$100,310,879	$42,908,338	$22,839,176	$25,459,106

Shares outstanding (unlimited shares authorized, no par value)
Class I	13,534,673	8,146,729	3,431,543	954,056	1,744,200
Class C	419,569	2,939,825	328,991	845,819	257,133
Class Z	97,230	44,973	7,992	11,093	5,659
Class A	0.925	157,030	139,495	157,552	375,124
Net asset value (offering and redemption price per share)
Class I	$10.81	$9.08	$11.00	$11.85	$10.76
Class C	$10.83	$8.36	$10.85	$11.29	$10.15
Class Z	$10.79	$9.04	$10.96	$11.90	$10.96
Class A	$10.81	$8.67	$10.90	$11.77	$10.72
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$11.47	$9.20	$11.56	$12.49	$11.37

† Includes securities on loan of	$16,539,075	$28,164,658	$11,930,194	$4,740,628	$4,865,836

The accompanying notes are an integral part of the financial statements.

54 Financial Statements

Statements of Operations
For the year ended September 30, 2010

	ICON		ICON	ICON	ICON
	Bond	ICON Core	Equity	Long/Short	Risk-Managed
	Fund	Equity Fund	Income Fund	Fund	Equity Fund
Investment Income
Interest	$8,860,212	$577	$306,637	$70,356	$1,444
Dividends	-	1,807,117	2,125,120	662,368	710,834
Income from securities lending, net	21,976	32,608	9,478	4,900	4,641
Foreign taxes withheld	-	(5,413)	(30,077)	(3,213)	(2,022)

Total Investment Income	8,882,188	1,834,889	2,411,158	734,411	714,897

Expenses
Advisory fees	998,333	763,720	319,916	254,060	258,230
Distribution fees:
Class I	401,975	175,187	96,303	37,488	72,099
Class C	38,881	293,724	33,418	125,566	28,595
Class A	-	4,442	1,786	5,482	6,686
Fund accounting fees	49,048	30,014	12,575	8,813	10,154
Transfer agent fees	104,119	145,802	76,034	76,579	70,949
Administration fees	82,150	50,286	21,063	14,746	16,984
Custody fees	10,301	10,057	7,540	22,387	31,486
Registration fees:
Class I	45,686	23,710	29,117	28,424	31,148
Class C	22,645	19,357	19,155	21,087	19,786
Class A	-	18,154	17,289	17,815	18,069
Insurance expense	30,865	14,736	7,318	5,826	6,494
Trustee fees and expenses	20,184	11,303	4,597	3,496	4,226
Audit and Tax Service expense	30,022	28,341	30,828	33,989	34,006
Prime broker expense	-	-	-	79,301	-
Interest expense	639	579	247	26,846	38,505
Other expenses	101,164	76,986	48,666	51,925	49,930
Dividends on Short positions	-	-	-	160,713	-

Total expenses before expense reimbursement	1,936,012	1,666,398	725,852	974,543	697,347
Expense reimbursement by Adviser due to expense limitation agreement	(245,979)	-	(82,255)	(150,441)	(139,018)

Net Expenses	1,690,033	1,666,398	643,597	824,102	558,329

Net Investment Income/(Loss)	7,192,155	168,491	1,767,561	(89,691)	156,568

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, Securities Sold Short, and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	3,917,555	14,090,952	8,291,156	3,554,392	68,172
Net realized gain/(loss) from foreign currency transactions	-	-	(328)	(6)	27
Net realized gain/(loss) from written option transactions	-	-	-	-	5,334,234
Net realized gain/(loss) from securities sold short	-	-	-	(819,636)	-
Change in unrealized net appreciation/(depreciation) on investments and foreign currency translations	4,715,381	(13,188,272)	(5,642,176)	(2,882,609)	(4,037,305)
Change in unrealized net appreciation/(depreciation) on written options	-	-	-	-	(64,207)
Change in unrealized net appreciation/(depreciation) on securities sold short	-	-	-	800,265	-

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, Securities Sold Short, and Foreign Currency Transactions	8,632,936	902,680	2,648,652	652,406	1,300,921

Net Increase/(Decrease) in Net Assets Resulting From Operations	$15,825,091	$1,071,171	$4,416,213	$562,715	$1,457,489

The accompanying notes are an integral part of the financial statements.

Financial Statements 55

Statements of Changes in Net Assets

	ICON Bond Fund		ICON Core Equity Fund		ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income/(loss)	$7,192,155	$5,438,595	$168,491	$816,652	$1,767,561	$2,620,014	$(89,691)	$648,416	$156,568	$806,738
Net realized gain/(loss) on investment transactions, foreign currency transactions, written options, and securities sold short	3,917,555	1,554,731	14,090,952	(53,156,403)	8,290,828	(32,693,378)	2,734,750	(35,128,986)	5,402,433	(19,891,160)
Change in net unrealized appreciation/(depreciation) on investments, foreign currency transactions, written options, and securities sold short	4,715,381	11,782,343	(13,188,272)	23,270,077	(5,642,176)	9,486,473	(2,082,344)	9,908,366	(4,101,512)	9,167,171

Net increase/(decrease) in net assets resulting from operations	15,825,091	18,775,669	1,071,171	(29,069,674)	4,416,213	(20,586,891)	562,715	(24,572,204)	1,457,489	(9,917,251)

Dividends and Distributions to Shareholders
Net investment income
Class I	(7,018,728)	(5,269,023)	(1,206,894)	-	(1,394,021)	(2,442,168)	(226,189)	(1,205,084)	(113,070)	(748,790)
Class C	(171,690)	(146,269)	(306,237)	-	(94,130)	(123,710)	(108,323)	(359,390)	-	(37,849)
Class Z	(47,033)	(19,370)	(12,403)	-	(2,847)	(2,966)	(2,537)	(4,344)	(331)	(2,338)
Class A	-	-	(17,821)	-	(20,940)	(17,663)	(33,034)	(80,999)	(16,623)	(14,552)
Net realized gains
Class I	(558,064)	-	-	-	-	-	-	-	-	-
Class C	(15,108)	-	-	-	-	-	-	-	-	-
Class Z	(3,365)	-	-	-	-	-	-	-	-	-
Class A	-	-	-	-	-	-	-	-	-	-

Net decrease from dividends and distributions	(7,813,988)	(5,434,662)	(1,543,355)	-	(1,511,938)	(2,586,507)	(370,083)	(1,649,817)	(130,024)	(803,529)

Fund Share Transactions
Shares sold
Class I	32,845,451	110,025,884	32,073,401	34,414,296	6,439,261	17,031,691	7,069,126	3,640,010	3,611,409	14,905,319
Class C	1,213,265	3,715,970	1,562,483	3,488,160	820,363	1,003,478	563,229	783,734	901,343	1,277,270
Class Z	20,785	1,024,697	72,404	568,499	20,499	4,455	48,904	26,476	18,551	57,628
Class A	10	-	259,338	1,065,854	1,691,037	477,212	517,157	293,068	3,131,899	1,280,397
Reinvested dividends and distributions
Class I	7,377,916	5,195,686	1,185,449	-	1,365,429	2,330,556	207,415	1,110,666	110,939	737,233
Class C	177,601	141,136	292,854	-	87,134	113,379	99,955	331,307	-	33,619
Class Z	1,117	593	6,842	-	2,847	2,966	2,472	4,257	331	2,338
Class A	-	-	15,412	-	15,489	16,732	28,090	69,277	15,056	12,100
Shares repurchased
Class I	(67,826,327)	(62,932,616)	(21,796,993)	(32,263,347)	(14,371,467)	(53,677,014)	(11,219,022)	(62,354,601)	(23,642,476)	(50,438,637)
Class C	(1,511,408)	(2,543,325)	(10,352,418)	(13,186,346)	(901,740)	(1,647,586)	(6,341,689)	(8,349,905)	(1,591,293)	(1,977,570)
Class Z	(111,600)	(14,142)	(561,889)	(530,397)	(6,334)	(11,436)	(47,144)	(351,623)	(31,188)	(325,048)
Class A	-	-	(880,468)	(649,988)	(431,805)	(521,267)	(1,102,767)	(1,949,938)	(639,913)	(687,665)

Net Increase/(decrease) from fund share transactions	(27,813,190)	54,613,883	1,876,415	(7,093,269)	(5,269,287)	(34,876,834)	(10,174,274)	(66,747,272)	(18,115,342)	(35,123,016)

Total net increase/(decrease) in net assets	(19,802,087)	67,954,890	1,404,231	(36,162,943)	(2,365,012)	(58,050,232)	(9,981,642)	(92,969,293)	(16,787,877)	(45,843,796)
Net Assets
Beginning of year	171,672,898	103,718,008	98,906,648	135,069,591	45,273,350	103,323,582	32,820,818	125,790,111	42,246,983	88,090,779

End of year	$151,870,811	$171,672,898	$100,310,879	$98,906,648	$42,908,338	$45,273,350	$22,839,176	$32,820,818	$25,459,106	$42,246,983

56 Financial Statements

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Statements of Changes in Net Assets (continued)

	ICON Bond Fund		ICON Core Equity Fund		ICON Equity Income Fund		ICON Long/Short Fund		ICON Risk-Managed Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Transactions in Fund Shares
Shares sold
Class I	3,125,554	11,482,901	3,491,672	4,484,288	600,784	2,000,622	586,428	340,946	335,464	1,569,658
Class C	114,827	394,493	183,620	493,140	77,154	129,891	49,342	78,797	89,178	145,207
Class Z	1,975	106,530	7,898	69,039	1,894	480	4,041	2,545	1,688	5,713
Class A	0.925	-	29,488	141,844	156,113	54,286	43,946	28,761	288,848	137,816
Reinvested dividends and distributions
Class I	700,903	534,012	128,576	-	129,419	259,726	17,015	109,323	10,089	81,150
Class C	16,834	14,570	34,209	-	8,411	12,741	8,558	33,955	-	4,017
Class Z	106	60	740	-	269	331	202	418	30	243
Class A	-	-	1,726	-	1,454	1,909	2,320	6,852	1,379	1,363
Shares repurchased
Class I	(6,448,096)	(6,559,440)	(2,411,026)	(4,364,896)	(1,345,972)	(6,514,734)	(946,546)	(5,931,965)	(2,195,558)	(5,380,747)
Class C	(143,069)	(266,193)	(1,230,820)	(1,833,735)	(86,142)	(193,327)	(560,432)	(831,324)	(155,945)	(217,823)
Class Z	(10,776)	(1,498)	(61,378)	(79,984)	(582)	(1,218)	(4,033)	(31,165)	(2,874)	(35,997)
Class A	-	-	(99,609)	(88,346)	(41,307)	(56,756)	(93,559)	(185,853)	(59,543)	(71,413)

Net increase/(decrease)	(2,641,741)	5,705,435	75,096	(1,178,650)	(498,505)	(4,306,049)	(892,718)	(6,378,710)	(1,687,244)	(3,760,813)

Shares outstanding, beginning of year	16,693,214	10,987,779	11,213,461	12,392,111	4,406,526	8,712,575	2,861,238	9,239,948	4,069,360	7,830,173
Shares outstanding, end of year	14,051,473	16,693,214	11,288,557	11,213,461	3,908,021	4,406,526	1,968,520	2,861,238	2,382,116	4,069,360

Accumulated undistributed net investment income/(loss)	$(329,987)	$(329,006)	$168,474	$1,543,338	$28,158	$7,965	$(6)	$170,533	$29,973	$6,269

The accompanying notes are an integral part of the financial statements.

58 Financial Statements

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Financial Highlights

														Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses			income/(loss)
											to average net assets(a)			to average net assets(a)
											Before	After		Before	After
											expense	expense		expense	expense
											limitation/	limitation/		limitation/	limitation/
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	recoupment	recoupment		recoupment	recoupment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	and transfer	and transfer		and transfer	and transfer	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	agent earnings	agent earnings		agent earnings	agent earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

ICON Bond Fund**
Class I
Year Ended September 30, 2010	$10.28	$0.46	$0.56	$1.02	$(0.45)	$(0.04)	$(0.49)	$10.81	10.20%	$146,277	1.13%	1.00	%(c)	4.21%	4.34%	63.47%
Year Ended September 30, 2009	9.44	0.40	0.84	1.24	(0.40)	-	(0.40)	10.28	13.50%	166,145	1.09%	1.00	%(c)	4.08%	4.17%	73.71%
Year Ended September 30, 2008	10.02	0.42	(0.55)	(0.13)	(0.45)	-	(0.45)	9.44	(1.48)%	100,985	1.08%	1.00	%(c)	4.06%	4.14%	73.47%
Year Ended September 30, 2007	10.00	0.44	0.03	0.47	(0.45)	-	(0.45)	10.02	4.80%	123,102	1.09%	1.00	%(c)	4.34%	4.42%	34.40%
Year Ended September 30, 2006	10.16	0.42	(0.15)	0.27	(0.42)	(0.01)	(0.43)	10.00	2.72%	90,324	1.11%	1.01	%(c)	4.14%	4.24%	66.82%
Class C
Year Ended September 30, 2010	10.30	0.39	0.57	0.96	(0.39)	(0.04)	(0.43)	10.83	9.52%	4,544	2.46%	1.60	%(c)	2.88%	3.74%	63.47%
Year Ended September 30, 2009	9.46	0.34	0.84	1.18	(0.34)	-	(0.34)	10.30	12.80%	4,441	2.40%	1.60	%(c)	2.75%	3.55%	73.71%
Year Ended September 30, 2008	10.05	0.35	(0.55)	(0.20)	(0.39)	-	(0.39)	9.46	(2.16)%	2,725	2.42%	1.60	%(c)	2.71%	3.53%	73.47%
Year Ended September 30, 2007	10.02	0.38	0.04	0.42	(0.39)	-	(0.39)	10.05	4.27%	1,491	3.15%	1.60	%(c)	2.28%	3.82%	34.40%
Year Ended September 30, 2006	10.18	0.36	(0.15)	0.21	(0.36)	(0.01)	(0.37)	10.02	2.09%	968	3.08%	1.61	%(c)	2.17%	3.64%	66.82%
Class Z
Year Ended September 30, 2010	10.26	0.48	0.57	1.05	(0.48)	(0.04)	(0.52)	10.79	10.45%	1,049	1.39%	0.75	%(c)	3.95%	4.59%	63.47%
Year Ended September 30, 2009	9.42	0.45	0.81	1.26	(0.42)	-	(0.42)	10.26	13.79%	1,087	1.91%	0.75	%(c)	3.34%	4.50%	73.71%
Year Ended September 30, 2008	10.02	0.44	(0.57)	(0.13)	(0.47)	-	(0.47)	9.42	(1.43)%	8	186.00%	0.75	%(c)	(180.79)%	4.46%	73.47%
Year Ended September 30, 2007	10.00	0.46	0.03	0.49	(0.47)	-	(0.47)	10.02	5.02%	11	31.60%	0.75	%(c)	(26.18)%	4.67%	34.40%
Year Ended September 30, 2006	10.15	0.45	(0.15)	0.30	(0.44)	(0.01)	(0.45)	10.00	3.06%	4	25.40%	0.76	%(c)	(20.18)%	4.47%	66.82%
ICON Core Equity Fund
Class I
Year Ended September 30, 2010	9.08	0.04	0.12	0.16	(0.16)	-	(0.16)	9.08	1.70%	73,969	1.35%	1.35%		0.45%	0.45%	123.12%
Year Ended September 30, 2009	11.24	0.10	(2.26)	(2.16)	-	-	-	9.08	(19.22)%	62,963	1.37%	1.37%		1.23%	1.23%	208.48%
Year Ended September 30, 2008	16.59	0.09	(4.07)	(3.98)	-	(1.37)	(1.37)	11.24	(25.99)%	76,606	1.27%	1.27%		0.67%	0.67%	173.81%
Year Ended September 30, 2007	15.22	0.02	2.46	2.48	-	(1.11)	(1.11)	16.59	17.05%	88,246	1.24%	1.23%		0.12%	0.13%	116.81%
Year Ended September 30, 2006	15.14	(0.02)	0.67	0.65	-	(0.57)	(0.57)	15.22	4.35%	104,966	1.23%	1.23%		(0.13)%	(0.13)%	148.67%
Class C
Year Ended September 30, 2010	8.37	(0.04)	0.11	0.07	(0.08)	-	(0.08)	8.36	0.84%	24,573	2.25%	2.25%		(0.45)%	(0.45)%	123.12%
Year Ended September 30, 2009	10.46	0.03	(2.12)	(2.09)	-	-	-	8.37	(19.98)%	33,089	2.25%	2.25%		0.44%	0.44%	208.48%
Year Ended September 30, 2008	15.66	(0.01)	(3.82)	(3.83)	-	(1.37)	(1.37)	10.46	(26.61)%	55,364	2.05%	2.05%		(0.09)%	(0.09)%	173.81%
Year Ended September 30, 2007	14.52	(0.10)	2.35	2.25	-	(1.11)	(1.11)	15.66	16.25%	92,350	2.02%	2.02%		(0.68)%	(0.67)%	116.81%
Year Ended September 30, 2006	14.58	(0.14)	0.65	0.51	-	(0.57)	(0.57)	14.52	3.54%	95,842	2.03%	2.02%		(0.91)%	(0.91)%	148.67%
Class Z
Year Ended September 30, 2010	9.07	(0.01)	0.11	0.10	(0.13)	-	(0.13)	9.04	1.10%	406	1.90%	1.90%		(0.06)%	(0.06)%	123.12%
Year Ended September 30, 2009	11.24	0.10	(2.27)	(2.17)	-	-	-	9.07	(19.31)%	887	1.45%	1.45%		1.27%	1.27%	208.48%
Year Ended September 30, 2008	16.62	0.09	(4.10)	(4.01)	-	(1.37)	(1.37)	11.24	(26.11)%	1,222	1.34%	1.34%		0.65%	0.65%	173.81%
Year Ended September 30, 2007	15.23	0.03	2.47	2.50	-	(1.11)	(1.11)	16.62	17.18%	1,320	1.18%	1.18%		0.17%	0.17%	116.81%
Year Ended September 30, 2006	15.12	0.02	0.66	0.68	-	(0.57)	(0.57)	15.23	4.57%	1,291	0.99%	0.98%		0.12%	0.12%	148.67%
Class A
Year Ended September 30, 2010	8.73	(0.08)	0.10	0.02	(0.08)	-	(0.08)	8.67	0.22%	1,362	2.68%	2.68%		(0.88)%	(0.88)%	123.12%
Year Ended September 30, 2009	10.92	0.01	(2.20)	(2.19)	-	-	-	8.73	(20.05)%	1,969	2.43%	2.43%		0.11%	0.11%	208.48%
Year Ended September 30, 2008	16.32	(0.01)	(4.02)	(4.03)	-	(1.37)	(1.37)	10.92	(26.76)%	1,878	2.09%	2.09%		(0.08)%	(0.08)%	173.81%
Year Ended September 30, 2007	15.09	(0.06)	2.40	2.34	-	(1.11)	(1.11)	16.32	16.25%	1,390	1.66%	1.65%		(0.42)%	(0.41)%	116.81%
May 31, 2006 (inception) to September 30, 2006	15.80	(0.27)	(0.44)	(0.71)	-	-	-	15.09	(4.49)%	128	7.44%	7.43%		(5.45)%	(5.44)%	148.67%

60 Financial Highlights

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															Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses				income/(loss)
											to average net assets(a)				to average net assets(a)
											Before		After		Before	After
											expense		expense		expense	expense
											limitation/		limitation/		limitation/	limitation/
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	recoupment		recoupment		recoupment	recoupment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	and transfer		and transfer		and transfer	and transfer	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	agent earnings		agent earnings		agent earnings	agent earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit		credit		credit	credit	rate(b)

ICON Equity Income Fund
Class I
Year Ended September 30, 2010	$10.28	$0.45	$0.66	$1.11	$(0.39)	$-	$(0.39)	$11.00	10.93%	$37,731	1.53%		1.45	%(c)	4.12%	4.20%	123.33%
Year Ended September 30, 2009	11.87	0.40	(1.59)	(1.19)	(0.40)	-	(0.40)	10.28	(9.48)%	41,623	1.40%		1.40	%(c)	4.58%	4.58%	148.56%
Year Ended September 30, 2008	16.48	0.34	(3.00)	(2.66)	(0.31)	(1.64)	(1.95)	11.87	(17.76)%	98,501	1.23	%(f)	1.23	%(c)	2.48%	2.48%	132.93%
Year Ended September 30, 2007	14.94	0.29	2.26	2.55	(0.34)	(0.67)	(1.01)	16.48	17.67%	124,668	1.23	%(g)	1.22	%(c)	1.86%	1.86%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.02%	133,835	1.23%		1.23	%(c)	1.96%	1.96%	162.84%
Class C
Year Ended September 30, 2010	10.16	0.36	0.64	1.00	(0.31)	-	(0.31)	10.85	9.99%	3,569	2.97%		2.20	%(c)	2.68%	3.46%	123.33%
Year Ended September 30, 2009	11.73	0.32	(1.56)	(1.24)	(0.33)	-	(0.33)	10.16	(10.12)%	3,348	2.69%		2.21	%(c)	3.21%	3.69%	148.56%
Year Ended September 30, 2008	16.33	0.21	(2.97)	(2.76)	(0.20)	(1.64)	(1.84)	11.73	(18.60)%	4,461	2.34	%(f)	2.20	%(c)	1.40%	1.54%	132.93%
Year Ended September 30, 2007	14.85	0.14	2.23	2.37	(0.22)	(0.67)	(0.89)	16.33	16.45%	5,331	2.33	%(g)	2.21	%(c)	0.75%	0.87%	121.30%
Year Ended September 30, 2006	15.71	0.15	0.29	0.44	(0.21)	(1.09)	(1.30)	14.85	3.03%	4,753	2.29%		2.20	%(c)	0.91%	1.00%	162.84%
Class Z
Year Ended September 30, 2010	10.26	0.47	0.64	1.11	(0.41)	-	(0.41)	10.96	11.04%	88	7.66%		1.20	%(c)	(2.01)%	4.45%	123.33%
Year Ended September 30, 2009	11.84	0.41	(1.57)	(1.16)	(0.42)	-	(0.42)	10.26	(9.20)%	66	8.73%		1.21	%(c)	(2.83)%	4.69%	148.56%
Year Ended September 30, 2008	16.46	0.38	(3.04)	(2.66)	(0.32)	(1.64)	(1.96)	11.84	(17.81)%	81	11.18	%(f)	1.20	%(c)	(7.14)%	2.84%	132.93%
Year Ended September 30, 2007	14.94	0.30	2.26	2.56	(0.37)	(0.67)	(1.04)	16.46	17.74%	40	11.08	%(g)	1.21	%(c)	(7.96)%	1.92%	121.30%
Year Ended September 30, 2006	15.79	0.30	0.29	0.59	(0.35)	(1.09)	(1.44)	14.94	4.04%	24	4.36%		1.20	%(c)	(1.20)%	1.96%	162.84%
Class A
Year Ended September 30, 2010	10.21	0.46	0.63	1.09	(0.40)	-	(0.40)	10.90	10.84%	1,521	4.59%		1.45	%(c)	1.19%	4.32%	123.33%
Year Ended September 30, 2009	11.80	0.38	(1.57)	(1.19)	(0.40)	-	(0.40)	10.21	(9.53)%	237	5.68%		1.46	%(c)	0.26%	4.48%	148.56%
Year Ended September 30, 2008	16.40	0.31	(2.99)	(2.68)	(0.28)	(1.64)	(1.92)	11.80	(17.98)%	281	5.40	%(f)	1.44	%(c)	(1.67)%	2.29%	132.93%
Year Ended September 30, 2007	14.92	0.27	2.22	2.49	(0.34)	(0.67)	(1.01)	16.40	17.29%	322	3.77	%(g)	1.45	%(c)	(0.60)%	1.73%	121.30%
May 31, 2006 (inception) to September 30, 2006	15.04	0.08	(0.01)	0.07	(0.19)	-	(0.19)	14.92	0.46%	19	38.36%		1.44	%(c)	(35.18)%	1.74%	162.84%

62 Financial Highlights

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Financial Highlights (continued)

															Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses				income/(loss)
											to average net assets(a)				to average net assets(a)
											Before		After		Before		After
											expense		expense		expense		expense
											limitation/		limitation/		limitation/		limitation/
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	recoupment		recoupment		recoupment		recoupment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	and transfer		and transfer		and transfer		and transfer	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	agent earnings		agent earnings		agent earnings		agent earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit		credit		credit		credit	rate(b)

ICON Long/Short Fund(e)
Class I
Year Ended September 30, 2010	$11.73	$-	$0.28	$0.28	$(0.16)	$-	$(0.16)	$11.85	2.32%	$11,306	2.90%		2.45	%(c)	(0.44)%		0.01%	136.50%
Year Ended September 30, 2009	13.76	0.16	(1.91)	(1.75)	(0.28)	-	(0.28)	11.73	(12.40)%	15,209	2.03%		1.97	%(c)	1.44%		1.50%	131.79%
Year Ended September 30, 2008	19.26	0.13	(4.86)	(4.73)	(0.03)	(0.74)	(0.77)	13.76	(25.43)%	93,243	1.47%		1.47	%(c)	0.78%		0.78%	174.59%
Year Ended September 30, 2007	17.19	0.07	2.47	2.54	(0.04)	(0.43)	(0.47)	19.26	15.05%	238,943	1.46%		1.46	%(c)	0.39%		0.39%	105.00%
Year Ended September 30, 2006	15.99	0.03	1.17	1.20	-	-	-	17.19	7.50%	168,522	1.45	%(d)	1.45	%(c)	0.18	%(d)	0.18%	94.62%
Class C
Year Ended September 30, 2010	11.19	(0.08)	0.27	0.19	(0.09)	-	(0.09)	11.29	1.65%	9,547	3.60%		3.19	%(c)	(1.14)%		(0.73)%	136.50%
Year Ended September 30, 2009	13.13	0.06	(1.81)	(1.75)	(0.19)	-	(0.19)	11.19	(13.10)%	15,093	2.95%		2.81	%(c)	0.44%		0.58%	131.79%
Year Ended September 30, 2008	18.54	-	(4.67)	(4.67)	-	(0.74)	(0.74)	13.13	(26.09)%	27,148	2.31%		2.31	%(c)	(0.01)%		(0.01)%	174.59%
Year Ended September 30, 2007	16.67	(0.08)	2.38	2.30	-	(0.43)	(0.43)	18.54	14.05%	43,986	2.33%		2.32	%(c)	(0.48)%		(0.47)%	105.00%
Year Ended September 30, 2006	15.63	(0.13)	1.17	1.04	-	-	-	16.67	6.65%	26,763	2.30	%(d)	2.30	%(c)	(0.78	)%(d)	(0.78)%	94.62%
Class Z
Year Ended September 30, 2010	11.80	0.03	0.29	0.32	(0.22)	-	(0.22)	11.90	2.63%	132	5.80%		2.15	%(c)	(3.39)%		0.25%	136.50%
Year Ended September 30, 2009	13.81	0.17	(1.89)	(1.72)	(0.29)	-	(0.29)	11.80	(12.10)%	128	4.40%		1.73	%(c)	(1.12)%		1.55%	131.79%
Year Ended September 30, 2008	19.30	0.18	(4.93)	(4.75)	-	(0.74)	(0.74)	13.81	(25.45)%	540	2.37%		1.44	%(c)	0.16%		1.09%	174.59%
Year Ended September 30, 2007	17.29	0.10	2.41	2.51	(0.07)	(0.43)	(0.50)	19.30	14.81%	447	1.25%		1.25	%(c)	0.55%		0.55%	105.00%
Year Ended September 30, 2006	16.05	0.11	1.13	1.24	-	-	-	17.29	7.73%	3,306	1.17	%(d)	1.17	%(c)	0.61	%(d)	0.61%	94.62%
Class A
Year Ended September 30, 2010	11.67	-	0.28	0.28	(0.18)	-	(0.18)	11.77	2.34%	1,855	3.65%		2.45	%(c)	(1.21)%		(0.01)%	136.50%
Year Ended September 30, 2009	13.69	0.14	(1.88)	(1.74)	(0.28)	-	(0.28)	11.67	(12.39)%	2,390	2.64%		2.06	%(c)	0.76%		1.34%	131.79%
Year Ended September 30, 2008	19.20	0.10	(4.85)	(4.75)	(0.02)	(0.74)	(0.76)	13.69	(25.61)%	4,859	1.72%		1.72	%(c)	0.63%		0.63%	174.59%
Year Ended September 30, 2007	17.18	0.05	2.46	2.51	(0.06)	(0.43)	(0.49)	19.20	14.94%	6,481	1.68%		1.67	%(c)	0.27%		0.26%	105.00%
May 31, 2006 (inception) to September 30, 2006	17.52	0.05	(0.39)	(0.34)	-	-	-	17.18	(1.94)%	821	2.51%		1.54	%(c)	(0.01)%		0.96%	94.62%

64 Financial Highlights

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Financial Highlights (continued)

														Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses			income/(loss)
											to average net assets(a)			to average net assets(a)
											Before	After		Before	After
											expense	expense		expense	expense
											limitation/	limitation/		limitation/	limitation/
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	recoupment	recoupment		recoupment	recoupment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	and transfer	and transfer		and transfer	and transfer	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	agent earnings	agent earnings		agent earnings	agent earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return*	thousands)	credit	credit		credit	credit	rate(b)

ICON Risk-Managed Equity Fund
Class I
Year Ended September 30, 2010	$10.43	$0.06	$0.31	$0.37	$(0.04)	$-	$(0.04)	$10.76	3.56%	$18,768	1.82%	1.56	%(c)	0.26%	0.52%	114.34%
Year Ended September 30, 2009	11.28	0.15	(0.85)	(0.70)	(0.15)	-	(0.15)	10.43	(5.98)%	37,475	1.44%	1.44	%(c)	1.62%	1.62%	194.31%
Year Ended September 30, 2008	13.18	0.12	(1.39)	(1.27)	(0.10)	(0.53)	(0.63)	11.28	(10.04)%	82,599	1.30%	1.30	%(c)	0.93%	0.93%	184.47%
Year Ended September 30, 2007	13.80	(0.02)	1.64	1.62	(0.01)	(2.23)	(2.24)	13.18	12.51%	77,195	1.50%	1.50	%(c)	(0.11)%	(0.11)%	150.42%
Year Ended September 30, 2006	13.88	(0.01)	0.05	0.04	-	(0.12)	(0.12)	13.80	0.30%	60,321	1.47%	1.47	%(c)	(0.04)%	(0.04)%	159.55%
Class C
Year Ended September 30, 2010	9.88	(0.02)	0.29	0.27	-	-	-	10.15	2.73%	2,609	3.36%	2.30	%(c)	(1.27)%	(0.21)%	114.34%
Year Ended September 30, 2009	10.72	0.05	(0.79)	(0.74)	(0.10)	-	(0.10)	9.88	(6.69)%	3,199	2.72%	2.24	%(c)	0.06%	0.54%	194.31%
Year Ended September 30, 2008	12.61	0.01	(1.32)	(1.31)	(0.05)	(0.53)	(0.58)	10.72	(10.85)%	4,207	2.52%	2.21	%(c)	(0.24)%	0.07%	184.47%
Year Ended September 30, 2007	13.39	(0.11)	1.56	1.45	-	(2.23)	(2.23)	12.61	11.53%	2,291	2.76%	2.25	%(c)	(1.34)%	(0.83)%	150.42%
Year Ended September 30, 2006	13.56	(0.11)	0.06	(0.05)	-	(0.12)	(0.12)	13.39	(0.36)%	2,842	2.61%	2.23	%(c)	(1.23)%	(0.85)%	159.55%
Class Z
Year Ended September 30, 2010	10.61	0.08	0.33	0.41	(0.06)	-	(0.06)	10.96	3.90%	62	10.41%	1.31	%(c)	(8.34)%	0.75%	114.34%
Year Ended September 30, 2009	11.46	0.22	(0.91)	(0.69)	(0.16)	-	(0.16)	10.61	(5.79)%	72	3.55%	1.24	%(c)	(0.10)%	2.21%	194.31%
Year Ended September 30, 2008	13.37	0.15	(1.43)	(1.28)	(0.10)	(0.53)	(0.63)	11.46	(9.99)%	422	4.39%	1.21	%(c)	(1.98)%	1.20%	184.47%
Year Ended September 30, 2007	13.94	0.01	1.65	1.66	-	(2.23)	(2.23)	13.37	12.67%	37	17.99%	1.25	%(c)	(16.64)%	0.10%	150.42%
Year Ended September 30, 2006	13.94	0.02	0.10	0.12	-	(0.12)	(0.12)	13.94	0.88%	5	3.52%	1.22	%(c)	(2.14)%	0.15%	159.55%
Class A
Year Ended September 30, 2010	10.39	0.05	0.33	0.38	(0.05)	-	(0.05)	10.72	3.69%	4,020	2.62%	1.59	%(c)	(0.57)%	0.46%	114.34%
Year Ended September 30, 2009	11.25	0.09	(0.80)	(0.71)	(0.15)	-	(0.15)	10.39	(6.05)%	1,501	2.87%	1.49	%(c)	(0.43)%	0.95%	194.31%
Year Ended September 30, 2008	13.15	0.10	(1.38)	(1.28)	(0.09)	(0.53)	(0.62)	11.25	(10.18)%	863	3.75%	1.46	%(c)	(1.44)%	0.85%	184.47%
Year Ended September 30, 2007	13.80	(0.03)	1.65	1.62	(0.04)	(2.23)	(2.27)	13.15	12.51%	294	7.12%	1.49	%(c)	(5.85)%	(0.22)%	150.42%
May 31, 2006 (inception) to September 30, 2006	13.73	0.03	0.04	0.07	-	-	-	13.80	0.51%	15	42.18%	1.47	%(c)	(40.01)%	0.69%	159.55%

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class A shares commenced operations on September 30, 2010.
(a)	Annualized for periods less than a year.
(b)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(d)	Prior disclosures were reclassified to be consistent with current presentation.
(e)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I, 2.30% for Class C, 1.25% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(f)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including expenses that were paid on behalf of the Fund by a third party related to a tax matter were 1.43%, 2.54%, 11.38% and 5.60% for Class I, C, Z and A, respectively.
(g)	The ratio of expenses to average net assets before expense limitation and transfer agent earnings credit including a potential Internal Revenue Code section 860 deficiency dividend expense were 1.81%, 2.91%, 11.66% and 4.35% for Class I, C, Z and A, respectively.
The accompanying notes are an integral part of the financial statements.

66 Financial Highlights

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Notes to Financial Statements
September 30, 2010

1. Organization

The ICON Bond Fund (“Bond Fund”), ICON Core Equity Fund (“Core Equity Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Long/Short Fund (“Long/Short Fund”) and ICON Risk-Managed Equity Fund (“Risk-Managed Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund has four classes of shares: Class I, Class C, Class Z and Class A. Class A shares of the Bond Fund commenced operations at the close of business on September 30, 2010. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently twelve other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Equity Fund is modest capital appreciation and to maximize realized gains.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss

68 Notes to Financial Statements

occurs when the value of a security sold short increases. The Risk-Managed Equity Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Core Equity Fund has a significant weighting in the Industrials sector which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect that sector.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Notes to Financial Statements 69

Notes to Financial Statements (continued)

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of

70 Notes to Financial Statements

indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2010:

	Level 1		Level 2
		Liabilities
		for Securities
	Investments	Sold Short and	Investments
Fund Name	in Securities	Written Options	in Securities

ICON Bond Fund
Corporate Bonds	$-	$-	$132,743,452
U.S. Government Bonds	-	-	915,078
U.S. Treasury Obligations	-	-	13,683,205
Foreign Corporate Bonds	-	-	501,370
Foreign Government Bonds	-	-	568,750
Collateral for Securities on Loan	-	-	17,142,522
Short-Term Investments	-	-	1,594,424

Total	$-	$-	$167,148,801

Notes to Financial Statements 71

Notes to Financial Statements (continued)

	Level 1		Level 2
		Liabilities
		for Securities
	Investments	Sold Short and	Investments
Fund Name	in Securities	Written Options	in Securities

ICON Core Equity Fund
Common Stock	$100,321,216	$-	$-
Collateral for Securities on Loan	-	-	28,922,701

Total	$100,321,216	$-	$28,992,701

ICON Equity Income Fund
Common Stock	$37,452,177	$-	$-
Corporate Bonds	-	-	2,579,541
Convertible Corporate Bonds	-	-	1,050,375
U.S. Government Bonds	-	-	917,855
Call Options Purchased	188,555	-	-
Put Options Purchased	6,000	-	-
Collateral for Securities on Loan	-	-	12,265,464
Short-Term Investments	-	-	560,983

Total	$37,646,732	$-	$17,374,218

ICON Long/Short Fund
Common Stock	$23,941,228	$(355,555)	$-
Corporate Bonds	-	-	72,275
Collateral for Securities on Loan	-	-	4,838,596
Short-Term Investments	-	-	63,949
Mutual Funds	-	(4,411,440)	-

Total	$23,941,228	$(4,766,995)	$4,974,820

ICON Risk-Managed Equity Fund
Common Stock	$25,219,103	$-	$-
Put Options Purchased	52,250	-	-
Collateral for Securities on Loan	-	-	4,998,385
Short-Term Investments	-	-	2,434,129
Call Options Written	-	(255,100)	-

Total	$25,271,353	$(255,100)	$7,432,514

There were no Level 3 securities held in any of the Funds at September 30, 2010.

For the year ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

72 Notes to Financial Statements

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2010 was limited to purchased and written options.

The Risk-Managed Equity Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions and to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the

Notes to Financial Statements 73

Notes to Financial Statements (continued)

exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains, lack of liquidity for the option and lack of liquidity for the security or securities index.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2010, the Equity Income Fund engaged in purchased put and call options transactions and the Risk-Managed Equity Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The Risk-Managed Equity Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. Such collateral is restricted from the Fund’s use. The cash collateral held for the prime broker and/or borrowings from the prime broker are included on the Statement of Assets and Liabilities. The securities pledged as collateral are included on the Schedule of Investments.

74 Notes to Financial Statements

The number of options contracts written and the premiums received by the Risk-Managed Equity Fund during the year ended September 30, 2010, were as follows:

	Risk-Managed Equity Fund
	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	410	$1,358,925
Options written during year	17,004	28,752,456
Options expired during year	(445)	(789,613)
Options closed during year	(16,779)	(29,029,795)
Options exercised during year	(60)	(44,305)

Options outstanding, end of year	130	$247,668

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives not accounted for as	Liabilities	Fair	Liabilities	Fair
hedging instruments	Location	Value	Location	Value

Purchased option contracts
Equity risk
ICON Equity Income Fund	Investments,	$194,555	Investments,	$-
ICON Risk-Managed Equity Fund	at value	52,250	at value	-
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Options written, at value	$-	Options written, at value	$255,100

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Purchased option contracts
Equity risk
ICON Core Equity Fund	Net realized gain/(loss) from	$(628,920)
ICON Equity Income Fund	investment transactions	(30,823)
ICON Risk-Managed Equity Fund		(6,400,731)
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Net realized gain/(loss) from written option transactions	$5,334,234

Notes to Financial Statements 75

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Purchased option contracts
Equity risk
ICON Equity Income Fund	Change in unrealized net	$(437,736)
ICON Risk-Managed Equity Fund	appreciation/(depreciation) on investments	(43,834)
Written option contracts
Equity risk
ICON Risk-Managed Equity Fund	Change in unrealized net appreciation/(depreciation) on written options	$(64,207)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended September 30, 2010.

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.“The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of

76 Notes to Financial Statements

September 30, 2010, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2010, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Bond Fund	$16,539,075	$17,142,522
ICON Core Equity Fund	28,164,658	28,922,701
ICON Equity Income Fund	11,930,194	12,265,464
ICON Long/Short Fund	4,740,628	4,838,596
ICON Risk-Managed Equity Fund	4,865,836	4,998,385

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2010. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Notes to Financial Statements 77

Notes to Financial Statements (continued)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Equity Fund intend to distribute net investment income, if any, to shareholders quarterly. Other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

78 Notes to Financial Statements

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included in Other Expenses on the Statement of Operations:

		Printing
	Legal	And Postage
Fund	Expense	Expense

ICON Bond Fund
Class I	$12,975	$36,175
Class C	376	1,069
Class Z	82	240
Class A	-	-
ICON Core Equity Fund
Class I	6,014	25,073
Class C	2,431	9,945
Class Z	38	153
Class A	144	587
ICON Equity Income Fund
Class I	3,834	16,862
Class C	346	1,513
Class Z	8	37
Class A	107	472
ICON Long/Short Fund
Class I	1,786	13,375
Class C	1,481	10,852
Class Z	20	140
Class A	283	1,983
ICON Risk-Managed Equity Fund
Class I	3,535	14,512
Class C	368	1,528
Class Z	8	35
Class A	501	2,075

Notes to Financial Statements 79

Notes to Financial Statements (continued)

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Equity Income and Risk-Managed Equity Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class I	Class C	Class Z	Class A

ICON Bond Fund	1.00%	1.60%	0.75%	1.00%
ICON Equity Income Fund	1.45%	2.20%	1.20%	1.45%
ICON Long/Short Fund	1.55%	2.30%	1.25%	1.55%
ICON Risk-Managed Equity Fund	1.45%	2.20%	1.20%	1.45%

The Funds’ expense limitation, excluding the Bond Fund Class A, will continue in effect until at least January 31, 2021. The Bond Fund Class A’s expense limitation will continue in effect until at least January 31, 2012. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2010 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2011	2012	2013

ICON Bond Fund	$110,767	$144,367	$245,979
ICON Equity Income Fund	24,557	36,020	82,255
ICON Long/Short Fund	4,673	62,033	150,441
ICON Risk-Managed Equity Fund	27,551	34,273	139,018

80 Notes to Financial Statements

Accounting, Custody and Transfer Agent Fees

As of April 1, 2010, State Street Bank and Trust Company, (“State Street”) became the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to April 1, 2010, the fund accounting agent for the funds was Citi Fund Services Ohio, Inc. (“Citi”). The Trust paid Citi fees that were calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

As of March 29, 2010, State Street became the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses. Prior to March 29, 2010, Brown Brothers Harriman (“BBH”) was the custodian of the Trust’s investments. For its custodial services, the Trust paid BBH asset-based fees that varied according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2010, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

Notes to Financial Statements 81

Notes to Financial Statements (continued)

As of April 1, 2010, ICON Advisers entered into a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to April 1, 2010, Citi assisted ICON Advisers with the administration and business affairs of the Trust. ICON Advisers paid Citi a fee that was calculated daily and paid monthly at an annual rate based on the average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class I and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds. For the year ended September 30, 2010, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON Advisers. For the year ended September 30, 2010, this amount was $42,777.

82 Notes to Financial Statements

4. Borrowings

As of March 29, 2010, the Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The Funds may have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowing with the prime broker is charged at the Fed Funds rate plus 0.50%. The average interest rate charged for the year ended September 30, 2010 was 0.86%.

Prior to March 29, 2010, the Funds entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests. At BBH, the maximum borrowing was limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million.

Average Borrowing
Fund	(10/1/09-9/30/10)

ICON Bond Fund	$736,146
ICON Core Equity Fund*	320,243
ICON Equity Income Fund	159,939
ICON Long/Short Fund*	3,829,938
ICON Risk-Managed Equity Fund*	5,555,776

*	Fund had outstanding borrowings under these agreements as of September 30, 2010.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

Notes to Financial Statements 83

Notes to Financial Statements (continued)

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contacts) was as follows:

				Proceeds
			Purchases of	from Sales of
		Proceeds	Long-Term U.S.	Long-Term U.S.
	Purchases of	from Sales	Government	Government
Fund	Securities	of Securities	Obligations	Obligations

ICON Bond Fund	$75,907,241	$114,005,583	$25,708,700	$15,063,355
ICON Core Equity Fund	122,972,949	120,207,035	-	-
ICON Equity Income Fund	49,642,685	51,394,301	1,106,882	4,413,943
ICON Long/Short Fund	39,619,628	51,973,211	-	-
ICON Risk-Managed Equity Fund	39,401,488	58,568,563	-	-

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30,

84 Notes to Financial Statements

2010 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2010 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Core Equity Fund	$1,364,078	2016
	32,616,367	2017
	19,833,424	2018
ICON Equity Income Fund	77,639	2016
	14,946,877	2017
	19,098,068	2018
ICON Long/Short Fund	44,159,483	2017
	19,325,857	2018
ICON Risk-Managed Equity Fund	260,291	2016
	7,975,360	2017
	14,212,596	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

	Distributions Paid from		Total
		Net Long-Term	Distributions
Fund	Ordinary Income	Gains	Paid

ICON Bond Fund	$7,731,554	$158,909	$7,890,463
ICON Core Equity Fund	1,543,355	-	1,543,355
ICON Equity Income Fund	1,655,386	-	1,655,386
ICON Long/Short Fund	370,083	-	370,083
ICON Risk-Managed Equity Fund	130,024	-	130,024

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions	Total
	Paid from	Distributions
Fund	Ordinary Income	Paid

ICON Bond Fund	$5,192,023	$5,192,023
ICON Equity Income Fund	3,171,360	3,171,360
ICON Long/Short Fund	1,649,817	1,649,817
ICON Risk-Managed Equity Fund	1,081,889	1,081,889

Notes to Financial Statements 85

Notes to Financial Statements (continued)

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Net Long-	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
Fund	Income	Term-Gains	Earnings	Payable*	Other Losses	(Depreciation)**	(Deficit)

ICON Bond Fund	$2,231,751	$71,880	$2,303,631	$(521,290)	$-	$10,144,363	$11,926,704
ICON Core Equity Fund	168,474	-	168,474	-	(53,813,869)	5,206,423	(48,438,972)
ICON Equity Income Fund	291,107	-	291,107	(262,949)	(34,122,584)	3,825,892	(30,268,534)
ICON Long/Short Fund	-	-	-	-	(63,485,346)	300,045	(63,185,301)
ICON Risk-Managed
Equity Fund	29,973	-	29,973	-	(22,448,247)	2,757,633	(19,660,641)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.
**	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2010, cost for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

				Net
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Bond Fund	$157,004,438	$10,379,188	$(234,825)	$10,144,363
ICON Core Equity Fund	124,037,494	9,389,098	(4,182,675)	5,206,423
ICON Equity Income Fund	51,330,730	4,361,061	(670,841)	3,690,220
ICON Long/Short Fund	23,849,030	1,135,635	(835,612)	300,023
ICON Risk-Managed Equity Fund	30,022,610	3,160,386	(479,129)	2,681,257

7. Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require disclosure in the Funds’ financial statements.

86 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Equity Income Fund, ICON Risk Managed Equity Fund and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2010

Report of Accounting Firm 87

Six Month Hypothetical Expense Example
September 30, 2010 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/10-9/30/10).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

88 Expense Example

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/10	Value 9/30/10	4/1/10 - 9/30/10*	4/1/2010 - 9/30/10

ICON Bond Fund
Class I
Actual Expenses	$1,000.00	$1,049.00	$5.14	1.00%
Hypothetical Example (5% return before expenses)	1,000.00	1,020.05	5.07
Class C
Actual Expenses	1,000.00	1,045.70	8.21	1.60%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.05	8.09
Class Z
Actual Expenses	1,000.00	1,050.10	3.85	0.75%
Hypothetical Example (5% return before expenses)	1,000.00	1,021.31	3.80
ICON Core Equity Fund
Class I
Actual Expenses	1,000.00	940.90	6.74	1.39%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.12	7.01
Class C
Actual Expenses	1,000.00	937.20	11.23	2.31%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.47	11.68
Class Z
Actual Expenses	1,000.00	935.80	12.22	2.52%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.44	12.71
Class A
Actual Expenses	1,000.00	930.30	16.11	3.33%
Hypothetical Example (5% return before expenses)	1,000.00	1,008.38	16.76
ICON Equity Income Fund
Class I
Actual Expenses	1,000.00	1,004.70	7.29	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.80	7.34
Class C
Actual Expenses	1,000.00	1,000.70	11.04	2.20%
Hypothetical Example (5% return before expenses)	1,000.00	1,014.04	11.11
Class Z
Actual Expenses	1,000.00	1,005.90	6.04	1.20%
Hypothetical Example (5% return before expenses)	1,000.00	1,019.05	6.08

Expense Example 89

	Beginning		Expenses Paid	Annualized
	Account Value	Ending Account	During Period	Expense Ratio
	4/1/10	Value 9/30/10	4/1/10 - 9/30/10*	4/1/2010 - 9/30/10

Class A
Actual Expenses	$1,000.00	$1,004.20	$7.26	1.45%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.82	7.31
ICON Long/Short Fund
Class I
Actual Expenses	1,000.00	981.00	11.95	2.41%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.00	12.15
Class C
Actual Expenses	1,000.00	977.50	15.65	3.16%
Hypothetical Example (5% return before expenses)	1,000.00	1,009.24	15.90
Class Z
Actual Expenses	1,000.00	982.70	10.60	2.13%
Hypothetical Example (5% return before expenses)	1,000.00	1,014.37	10.77
Class A
Actual Expenses	1,000.00	980.80	12.06	2.43%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.89	12.26
ICON Risk-Managed Equity Fund
Class I
Actual Expenses	1,000.00	966.00	7.58	1.54%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.36	7.77
Class C
Actual Expenses	1,000.00	962.10	11.17	2.27%
Hypothetical Example (5% return before expenses)	1,000.00	1,013.68	11.46
Class Z
Actual Expenses	1,000.00	967.40	6.39	1.30%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.58	6.55
Class A
Actual Expenses	1,000.00	966.90	7.88	1.60%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.05	8.08

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

90 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 59, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 60. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present). Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present) and Dentegra Group, Inc, an insurance holding company (2010 to present). Mr. Bergert was a Director of Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 63. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

Trustees and Officers 91

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 62. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008). Mr. Scott was Senior Vice President-Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). Mr. Scott was also a member of the faculty of the University Of Denver College Of Law (1980 to 2000).

R. Michael Sentel, 62. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 59. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 61. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief

92 Trustees and Officers

Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 32. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 57. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 31. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Trustees and Officers 93

Notice to the Shareholders of the ICON Bond Fund

The ICON Bond Fund presently provides, under the heading Principal Investment Strategy, that the Fund normally invests at least 80% of its net assets in a broad range of U.S. dollar-denominated bonds. It lists these to include corporate bonds, notes, debentures, asset-backed securities, and mortgage-related securities. The ICON Bond Fund has not significantly invested in asset-backed securities or mortgage-related securities in the past, and has no present intent to do so in the immediate future. As such, it will remove such instruments from its Principal Investment Strategy and include a benchmark that excludes such bonds. The ICON Bond Fund may, however, invest in such bonds, but not as a principle investment strategy.

94 Notice to the Shareholders

Other Information (unaudited)

Renewal of Investment Advisory Agreements

On August 9, 2010, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) - the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2010.

In determining to renew the Advisory Agreements the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON. The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). Management also provided an AthenaInvest investment style analysis relating to the Funds. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical

Other Information 95

information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreements.

During the discussion, the Lipper report was discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets over the past year have been very volatile; that when the market is volatile, relative strength readings are also volatile; that volatility has affected ICON’s performance; and that this had been the case for much of the last year for the Funds. It was also noted that poor quality stocks with low relative strength lead the market whereas higher quality stocks with higher relative strength have not performed as well; and that the market volatility and the relative strength component to our methodology have produced mixed results. In this regard it was noted that many other value managers have had challenges in this market. In the discussion, the Adviser advised that it continues to believe the adjustments to its system have been functioning as intended, and as this period of volatility stabilizes the funds will benefit; and that the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

96 Other Information

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to reimburse expenses of the Funds from time to time, in connection with the contractual expense limitation agreement, to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past two and a half years, to relative poor Fund performance (prior to the adjustment to the Advisers system in early 2009), and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

Other Information 97

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. ICON has contractually committed to break points in it fees of the Sector Funds so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A. ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders

98 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Bond Fund	-%
ICON Core Equity Fund	88%
ICON Equity Income Fund	72%
ICON Long/Short Fund	47%
ICON Risk-Managed Equity Fund	100%

For the fiscal year ended September 30, 2010, the following funds paid qualified dividend income:

Fund	Amount

ICON Bond Fund	-%
ICON Core Equity Fund	76%
ICON Equity Income Fund	77%
ICON Long/Short Fund	35%
ICON Risk-Managed Equity Fund	100%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

ICON Bond Fund	$938,007

Other Information 99

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

100 Other Information

ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

ICON Funds Privacy Information 101

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?
We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

102 ICON Funds Privacy Information

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2010 Annual Report
ICON International Funds
Investment Update

ICON Asia-Pacific Region Fund
ICON Europe Fund
ICON International Equity Fund

1-800-764-0442 ï www.iconfunds.com

AR-INTL-10 K11883

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (Unaudited)	2

Message from ICON Funds (Unaudited)	6

Management Overview (Unaudited) and Schedules of Investments
ICON Asia-Pacific Region Fund	9
ICON Europe Fund	19
ICON International Equity Fund	28

Financial Statements	39

Financial Highlights	46

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	66

Six Month Hypothetical Expense Example (Unaudited)	67

Board of Trustees and Fund Officers (Unaudited)	70

Other Information (Unaudited)	73

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2010 are included in each Fund’s Schedule of Investments.

While ICON’s quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock’s performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign

2 About This Report

countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

About This Report 3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

•	The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

4 About This Report

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

About This Report 5

Message From ICON Funds

Dear Shareholder,

Although ICON’s fiscal year ended September 30, 2010, I write this letter in early November, pleased to report on the continued market rally that began in 2009. Between October 31, 2009 and October 31, 2010, the S & P 1500 Composite Index, a broad measure of the U.S. stock market, gained 17.7%. From October 31, 2008 to October 31, 2010, the S & P 1500 gained 29.8%. On the international side, the MSCI AWCI (ex- U.S.) gained 52.4% over the two years ended October 31, 2010 and 13.1% over the last 12 months. These rates of return are generally above historic averages for 12- or 24-month periods.

ICON’s valuation readings during fiscal year 2010 led us to minimize cash in our funds, allowing us to participate in the general market advance. If you are receiving this letter, you own an ICON Fund and we are pleased to report that you most likely participated in the market advance along with our other shareholders.

While stock prices continued to advance last year, mutual fund investors evidently remain skeptical about the prospects for equities. Nationwide, many investors have been redeeming their equity mutual funds and moving some of the proceeds into bond funds. This periodic but significant equity sell-off has made for a choppy, volatile upward trend in the overall market. What I said a year ago in our annual shareholder letter remains true today: we see valuation readings approaching levels not seen since late 2007, and we believe these valuations will take stock prices higher. Moreover, last year I reported that between September 30 through October 10, 2008, the S & P 1500 Index dropped 22.9% in eight trading days. Could the . . . recovery be a mirror image of the . . . collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In retrospect, and in my opinion, this two steps forward/one step back rally is exactly what happened during fiscal year 2010. Prices moved higher and jittery investors helped create a volatile setting by selling into those market advances. As we said a year ago, the market had to absorb or “take out” anxious sellers in order to move higher. We expect more of the same over the next year as we still see domestic and international stocks to be priced far below our estimate of fair value. That value gap is the reason we anticipate prices will advance, while our expectations for future volatility are based on our belief that the remaining jittery investors will sell into the

6 Message From ICON Funds

advance. We believe the sellers will look back in a few years and regret their move out of equities.

The sell-offs and volatility of fiscal year 2010 resulted in dramatic industry theme reversals. Some industries led the market higher for six to eight weeks, only to get pummeled when the market subsequently, though temporarily, retreated. This has been a difficult setting for the ICON system, which is designed to identify and capture industry themes typically lasting one to two years. We believe the choppiness that distinguished the last 12- to 24-months is the temporary consequence of investors who are looking in their rear view mirrors and seeing the declines of 2007 - 2009. As we put that setting further behind us, the volatility and choppy nature of the recent advance will subside and we expect to return to a period characterized by the one- to two-year industry themes we’ve seen in the past.

Anecdotally, it seems investors have avoided equities and missed out on gains during the last two years for a variety of reasons, though at ICON we’ve seen timorous or would-be investors express these same anxieties time and again. Some investors worry about the unemployment rate and the fact that it hasn’t declined satisfactorily for them. Others worry about the federal government’s budget deficit, without being able to explain whether or how the deficit impacts the stock market. They just don’t like deficits. Some worry about inflation and deflation at the same time. Still others believe the excess supply of housing is of paramount concern. Many would-be investors worry about the consumer’s ability and willingness to spend in the future. Finally, some believe a weak dollar and staggering gold prices justify waiting on the sidelines.

While we understand these concerns, we contend they are not reason enough to stay out of the market. Barely four months ago, when the Dow Jones Industrial Average was roughly 1500 points lower than it was at the end of October, ICON had an overall value-to-price ratio (“V/P”) for domestic and international stocks in the 1.35 range. That is an extreme V/P by historical standards and suggests to us the worries listed above are already built into the market. That’s why stock prices were inexpensive, relatively speaking. Even after the rally through late October, our U.S. V/P is 1.17 and our international V/P is 1.27, suggesting bargains may be found both domestically and internationally. Over the last two years, our valuation readings have proven to be a much better guide for us than chasing the “worry of the week.”

Message From ICON Funds 7

In summary, it appears to me that the ’two steps forward/one step back’ recovery will continue. There is an old investment saying that “Wall Street climbs a wall of worry.” At this point, our valuation readings suggest to us stock prices will chart a path to scale that wall. Thank you for climbing it with us.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

8 Message From ICON Funds

Class S ICARX
Class C ICPCX
Class A IPCAX

Management Overview
ICON Asia-Pacific Region Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Asia-Pacific Region Fund returned 18.02% for Class S shares and 17.74% for Class I shares (which were closed and liquidated on September 30, 2010) for the fiscal year ended September 30, 2010, outperforming its benchmark, the MSCI All Country Pacific Index, which returned 8.92%. Class A shares of the Fund returned 17.91% (11.12% with maximum sales charge) during the same period. Class C shares of the Fund returned 17.02% for the fiscal year.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In the 12-months ended September 30, 2010, the Asia-Pacific region continued to perform well relative to other regions. The 2010 fiscal year, much like 2009, was marked by significant volatility due to continued worries over future global growth prospects and sovereign debt concerns, highlighted by Greece’s debt crisis. The Fund, however, performed well both in absolute and relative terms, especially during the roughly four and a half months between the region’s late May lows and the fiscal year end.

Guided by ICON’s value and relative strength readings, the Fund reduced exposure to the Leisure/Consumer Staples, Health Care, and Consumer Discretionary sectors while increasing Financials, Telecommunications/Utilities, Materials, and Information Technology weightings. The primary drivers of positive relative performance were holdings in the Financials, Information Technology, and Industrials sectors.

In terms of country-level weightings, the most notable increases were to Australia, India, and Japan. Weights were reduced primarily in Hong Kong, China, and Taiwan. The primary drivers of positive relative performance came from the Fund’s underweighting in Japan and overweights in Thailand, China, Korea, and Singapore.

As a multi-cap manager, we do not consider investments based on market capitalization. Nonetheless, our valuations resulted in a shift away from small-cap companies into those of large-cap companies over the course of the fiscal year. Relative to its benchmark, however, the Fund remains significantly underweight large-cap stocks (the benchmark’s dominant market cap allocation), and significantly overweight mid-cap and small-cap stocks. The overweighting of mid-cap stocks in particular added the most in terms of relative performance.

Management Overview 9

Q.	How did the Fund’s composition affect performance?

A.	From an industry perspective, the Fund’s holdings in areas especially responsive to an economic recovery added the most in terms of relative performance. For example, diversified banks drove relative performance in the Financials sector, while electronic components added the most to outperformance in the Information Technology space. In Industrials, aerospace & defense contributed the most to that sector’s outperformance.

Though relatively small in terms of underperformance, Health Care was the only sector to lag the benchmark. The primary contributor to this sector’s underperformance came from holdings in the health care equipment industry.

From a country perspective, overweights in China and Thailand along with a significant underweight in Japan contributed positively to performance. The Fund’s overweight in Hong Kong slightly underperformed the benchmark.

Finally, the Fund employed a currency hedging strategy in an effort to hedge its exposure to the Taiwan Dollar and Korean Won. The results of this hedging strategy contributed modestly to the Fund’s overall performance this fiscal year.

Q.	What is your investment outlook for the Asia-Pacific equity market?

A.	At the end of the 2009 fiscal year, the Asia region’s value-to-price ratio (“V/P”) stood at 1.03, or very close to fair value. As of the close of fiscal year 2010, the regional V/P has improved to 1.29. This is very encouraging, and the valuation provides ICON reason to believe in the region’s potential as we head into 2011. The V/P is especially heartening in light of the fact that many Asian countries have been consistently tightening monetary policy and removing stimulus measures.

At fiscal year-end, the sectors that look the most promising under the ICON system include Information Technology, Consumer Discretionary, Materials, and Energy. We ended the fiscal year underweight the more defensive Telecommunications & Utilities and Leisure & Consumer Staples sectors.

From a country perspective, Korea, India, Malaysia, and China are the most attractive and have warranted increased weightings under our methodology. While Japan is our largest absolute weight by country, we remain significantly underweight relative to the benchmark. However we have been cautiously adding to Japan, as certain of its industries have begun to meet ICON’s investment criteria.

10 Management Overview

We continue to seek out industries we believe are trading at a discount to fair value and showing relative strength in the markets. Using value as a guide in our systematic and non-emotional discipline, we see numerous opportunities in the Asia-Pacific market as fiscal year 2010 comes to a close. We have long said it is nearly impossible to accurately time bottoms and, further, that rallies do not offer invitations. Given this philosophy, and the valuations we see in the market at fiscal year-end, we remain heavily invested, ready to reallocate and adapt as market conditions dictate.

Management Overview 11

ICON Asia-Pacific Region Fund
Country Composition
September 30, 2010

Japan	25.3%
China	16.0%
South Korea	15.3%
Hong Kong	9.9%
India	8.8%
Australia	8.0%
Singapore	4.7%
Taiwan	4.3%
Thailand	3.3%
Malaysia	2.1%
Indonesia	1.0%
New Zealand	0.5%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Asia-Pacific Region Fund
Sector Composition
September 30, 2010

Financial	23.7%
Information Technology	16.5%
Industrials	15.8%
Consumer Discretionary	13.1%
Materials	11.6%
Telecommunication & Utilities	6.3%
Energy	6.2%
Health Care	3.1%
Leisure and Consumer Staples	2.9%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Asia-Pacific Region Fund
Industry Composition
September 30, 2010

Diversified Banks	16.6%
Diversified Metals & Mining	4.7%
Electronic Components	3.7%
Apparel, Accessories & Luxury Goods	3.7%
Trading Companies & Distributors	3.3%
Electronic Manufacturing Services	3.1%
Automobile Manufacturers	2.9%
Steel	2.8%
Construction & Engineering	2.8%
Construction & Farm Machinery & Heavy Trucks	2.7%
Electric Utilities	2.5%
Semiconductors	2.4%
Integrated Oil & Gas	2.0%
Property & Casualty Insurance	1.9%
Computer Hardware	1.9%
Real Estate Development	1.8%
Wireless Telecommunication Services	1.7%
Pharmaceuticals	1.6%
Regional Banks	1.6%
Industrial Machinery	1.6%
Health Care Equipment	1.5%
Internet Software & Services	1.4%
Auto Parts & Equipment	1.3%
Apparel Retail	1.3%
Household Appliances	1.3%
Coal & Consumable Fuels	1.3%
Electronic Equipment & Instruments	1.3%
Water Utilities	1.2%
IT Consulting & Other Services	1.2%
Oil & Gas Drilling	1.1%
Tires & Rubber	1.1%
Fertilizers & Agricultural Chemicals	1.1%
Specialty Chemicals	1.0%
Industrial Conglomerates	1.0%
Packaged Foods & Meats	1.0%
Office Electronics	1.0%
Highways & Railtracks	1.0%
Life & Health Insurance	1.0%
Other Industries (each less than 1%)	12.8%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

12 Management Overview

ICON Asia-Pacific Region Fund
Average Annual Total Return
as of September 30, 2010

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Asia-Pacific Region Fund - Class S	2/25/97	18.02%	5.87%	3.95%	3.08%	1.54%	1.54%

MSCI All Country Pacific Index		8.92%	4.20%	3.83%	2.90%	N/A	N/A

ICON Asia-Pacific Region Fund - Class I	1/25/08	17.74%	N/A	N/A	-2.84%	127.83%	1.83%

MSCI All Country Pacific Index		8.92%	N/A	N/A	-2.58%	N/A	N/A

ICON Asia-Pacific Region Fund - Class C	1/25/08	17.02%	N/A	N/A	-3.57%	19.80%	2.55%

MSCI All Country Pacific Index		8.92%	N/A	N/A	-2.58%	N/A	N/A

ICON Asia-Pacific Region Fund - Class A	5/31/06	17.91%	N/A	N/A	2.01%	5.89%	1.82%

ICON Asia-Pacific Region Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	11.12%	N/A	N/A	0.62%	5.89%	1.82%

MSCI All Country Pacific Index		8.92%	N/A	N/A	1.69%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 13

ICON Asia-Pacific Region Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Asia
	Pacific Region	MSCI All
	Fund -	Country Pacific
	Class S	Index
2/25/1997	9960.00	9873.00
09/30/1998	6090.00	6087.48
09/30/1999	10870.00	10556.80
09/30/2000	10250.00	10147.90
09/30/2001	6810.00	6683.07
09/30/2002	5700.39	6508.14
09/30/2003	7647.36	8078.15
09/30/2004	8221.35	9305.14
09/30/2005	11355.00	12034.70
09/30/2006	13326.20	13864.30
09/30/2007	19060.90	17846.30
09/30/2008	11195.90	12065.20
09/30/2009	12795.40	13570.60
09/30/2010	15101.00	14781.50

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14 Management Overview

ICON Asia-Pacific Region Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.2%)
430,000	Agile Property Holdings Ltd.	$486,036
648,000	Agricultural Bank of China Ltd., Class H†	336,576
20,200	Aisin Seiki Co. Ltd.(a)	632,142
364,000	Alliance Financial Group Bhd.	364,369
232,000	Apollo Tyres, Ltd.	419,777
62,100	Australia & New Zealand Banking Group, Ltd.	1,422,181
397,000	Axiata Group Bhd.†	563,704
620,000	Bank Danamon Indonesia Tbk PT	402,593
998,000	Bank of Ayudhya PLC	829,746
1,212,000	Bank of China, Ltd., Class H	636,271
29,300	Bank of India	337,513
42,700	BHP Billiton, Ltd.	1,627,615
1,467,000	Bumi Resources Tbk PT	348,672
28,000	Busan Bank	344,760
15,600	Canon, Inc.	728,614
650,000	Chaoda Modern Agriculture Holdings, Ltd.	540,919
138,000	Chiba Bank Ltd.(a)	805,760
529,000	China BlueChemical, Ltd., Class H	380,732
1,341,000	China Construction Bank Corp., Class H	1,172,032
1,089,000	China Dongxiang Group Co.	629,506
109,000	China Life Insurance Co. Ltd., Class H	430,973
534,000	China Oilfield Services, Ltd., Class H	832,136
843,000	China Petroleum & Chemical Corp., Class H	743,765
742,000	China Railway Group Ltd., Class H	579,005
144,000	China Shenhua Energy Co. Ltd., Class H	593,020
516,500	China Steel Corp.	534,256
3,470	CJ CheilJedang Corp.	732,534
12,300	Daelim Industrial Co. Ltd.	908,387
117,800	Dah Sing Financial Group, Ltd.	909,422
67,000	DBS Group Holdings, Ltd.	716,802
27,200	Doosan Infracore Co. Ltd.†	571,644
121,817	Esprit Holdings, Ltd.	659,008
10,600	FamilyMart Co. Ltd.(a)	380,089
2,100	Fast Retailing Co. Ltd.(a)	295,817
158,000	Fisher & Paykel Healthcare Corp. Ltd.	344,003
162,000	Fortescue Metals Group, Ltd.†(a)	817,586
84,000	FUJITSU, Ltd.(a)	591,005

Schedule of Investments 15

Shares or Principal Amount		Value

63,000	Glenmark Pharmaceuticals, Ltd.	$420,213
1,722,000	Guangdong Investment, Ltd.	906,223
1,118,000	Guangshen Railway Co. Ltd., Class H	414,327
20,900	Hana Financial Group, Inc.	619,789
14,200	Hanwha Corp.	547,725
30,200	HCL Technologies, Ltd.	284,930
44,000	Hengan International Group Co. Ltd.	443,417
7,000	Hero Honda Motors, Ltd.	291,286
214,000	Hitachi, Ltd.†(a)	936,698
217,448	Hon Hai Precision Industry Co. Ltd.	815,515
24,200	Honda Motor Co. Ltd.(a)	861,135
138,500	Housing Development & Infrastructure, Ltd.†	797,722
32,100	Hoya Corp.(a)	783,927
132,000	ITOCHU Corp.(a)	1,208,181
142,800	IVRCL Infrastructures & Projects, Ltd.	509,742
246,000	Jiangxi Copper Co. Ltd., Class H	619,916
183,000	Kingboard Chemical Holdings, Ltd.	925,369
13,500	Kintetsu World Express, Inc.	318,462
17,000	Komatsu, Ltd.	395,488
11,000	Korea Electric Power Corp.	283,260
41,000	Korea Life Insurance Co. Ltd.	274,896
26,000	Korean Reinsurance Co.	258,638
13,740	Largan Precision Co. Ltd.	261,257
350,000	Lenovo Group, Ltd.	216,483
11,000	LG Display Co. Ltd.	381,642
35,000	LG Fashion Corp.	1,045,683
2,850	LG Innotek Co. Ltd.	350,113
201,000	Li Ning Co. Ltd.	606,968
86,000	Lupin, Ltd.	745,778
1,800	MegaStudy Co. Ltd.	266,685
106,100	Meritz Fire & Marine Insurance Co. Ltd.	702,999
111,000	Minebea Co. Ltd.(a)	572,228
35,000	Mitsubishi Electric Corp.(a)	301,577
58,400	Mitsui & Co. Ltd.(a)	868,346
328,000	Mitsui Engineering & Shipbuilding Co. Ltd.(a)	742,694
222,000	MobileOne, Ltd.	368,940
52,400	National Australia Bank, Ltd.	1,283,965
39,000	NHK Spring Co. Ltd.(a)	323,152
3,000	NHN Corp.†	515,639
172,000	Nine Dragons Paper Holdings, Ltd.	297,353
80,000	Nippon Express Co. Ltd.(a)	304,824
2,800	Nitori Co. Ltd.	234,136
12,300	Nitto Denko Corp.(a)	481,935
201,000	Noble Group, Ltd.(a)	288,869
4,800	Otsuka Corp.	319,023

16 Schedule of Investments

Shares or Principal Amount		Value

49,000	Oversea-Chinese Banking Corp. Ltd.	$329,436
590,000	PetroChina Co. Ltd., Class H	685,987
144,000	Ports Design, Ltd.	396,721
116,000	PTT Exploration & Production PLC	588,649
40,500	Reliance Infrastructure, Ltd.	960,174
2,258,000	Renhe Commercial Holdings Co. Ltd.	421,805
8,800	Rio Tinto, Ltd.	653,955
1,527	Samsung Electronics Co. Ltd.	1,039,901
8,100	Secom Co. Ltd.	365,840
54,500	Sesa Goa, Ltd.	395,888
1,350,000	Shenzhen Expressway Co. Ltd., Class H	706,401
5,600	Shin-Etsu Chemical Co. Ltd.(a)	273,264
17,400	Shinhan Financial Group Co. Ltd.	666,614
25,000	Siam Cement PLC	274,385
280,000	Singapore Post, Ltd.	260,053
132,000	Singapore Technologies Engineering, Ltd.	336,995
3,100	SK C&C Co. Ltd.	276,029
7,200	SK Holdings Co. Ltd.	747,971
17,000	Square Enix Holdings Co. Ltd.(a)	381,873
129,000	Sterlite Industries India, Ltd.	479,354
78,000	Sumitomo Chemical Co. Ltd.(a)	342,416
24,000	Sumitomo Electric Industries, Ltd.	292,704
40,000	Sumitomo Rubber Industries, Ltd.	391,273
56,000	Sumitomo Trust & Banking Co. Ltd.(a)	280,606
152,361	Taiwan Mobile Co. Ltd.	314,752
338,704	Taiwan Semiconductor Manufacturing Co. Ltd.	670,295
970,000	Techtronic Industries Co.	950,932
198,000	Tenaga Nasional Bhd.	565,764
14,000	Tencent Holdings, Ltd.	304,751
13,700	Terumo Corp.(a)	727,311
396,000	Thai Oil PLC	689,224
58,000	Toho Gas Co. Ltd.(a)	287,195
24,300	Tokio Marine Holdings, Inc.(a)	655,433
69,000	Tokyo Gas Co. Ltd.(a)	313,811
34,900	Toyota Motor Corp.(a)	1,250,840
37,400	Union Bank of India	323,444
100,000	United Phosphorus, Ltd.	398,708
3,300	USS Co. Ltd.	246,849
190,000	Venture Corp. Ltd.	1,418,356
75,000	Weichai Power Co. Ltd., Class H	795,768
69,000	Wing Hang Bank, Ltd.	825,942
295,972	Wistron Corp.	539,236

Schedule of Investments 17

Shares or Principal Amount		Value

46,400	Woori Finance Holdings Co. Ltd.	$577,539
550	Yahoo! Japan Corp.(a)	190,053
10,600	Yamato Kogyo Co. Ltd.(a)	257,081

Total Common Stocks (Cost $60,478,665)		71,897,696
Collateral for Securities on Loan (18.6%)
13,461,291	State Street Navigator Prime Portfolio	13,461,291

Total Collateral for Securities on Loan (Cost $13,461,291)		13,461,291
Short-Term Investments (2.5%)
$1,793,143	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	1,793,143

Total Short-Term Investments (Cost $1,793,143)		1,793,143
Total Investments 120.3%* (Cost $75,733,099)		87,152,130
Liabilities Less Other Assets (20.3)%		(14,708,571)

Net Assets 100.0%		$72,443,559

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 1) as of September 30, 2010 was 98.8% of net assets.

(a)	All or a portion of the security was on loan as of September 30, 2010.

As of September 30, 2010, the Fund had the following forward foreign currency contracts outstanding:

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
Contracts*	Currency	Date	Value	Value	(Depreciation)

Contracts to Buy:
5,700,000,000	Korean Won	11/22/10	$4,726,368	$4,988,841	$262,473
99,000,000	Taiwan Dollar	12/01/10	3,133,903	3,171,279	37,376

			$7,860,271	$8,160,120	$299,849

Contracts to Sell:
(5,700,000,000)	Korean Won	11/22/10	$(4,952,216)	$(4,988,841)	$(36,625)
(99,000,000)	Taiwan Dollar	12/01/10	(3,132,911)	(3,171,279)	(38,368)

			$(8,085,127)	$(8,160,120)	$(74,993)

The accompanying notes are an integral part of the financial statements.

*	Counterparty for all forward foreign currency contracts is State Street Bank.

18 Schedule of Investments

Class S ICSEX
Class C ICUCX
Class A IERAX

Management Overview
ICON Europe Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Europe Fund - Class S returned 6.40% for the fiscal year ended September 30, 2010, outperforming the 3.23% return for the MSCI Europe Index. Class A shares of the Fund returned 6.16% (0.06% with maximum sales charge) over the same period with the Class C shares of the Fund returning 5.37%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Europe participated in the global recovery, yet its economic situation was weaker relative to other parts of the world. Economic growth improved as a whole, but high unemployment and fiscal concerns from peripheral euro-zone countries tempered expectations.

The period opened with the European region priced at 11% below our calculation of intrinsic value. After a strong equity rally that began in March 2009, the regional benchmark followed a relatively choppy and sideways path for the first half of the fiscal year. Concerns about the deteriorating fiscal situations in countries like Greece, Spain, and Portugal led to greater uncertainty regarding the sustainability of the global economic recovery as a whole. Government bond yields as well as corporate bond credit spreads declined as accommodative monetary policy measures (notably, lowering short term interest rates) were utilized to assist in the fledgling recovery.

May 2010 brought a formalized European Union bailout plan to help Greece meet its future financing needs, while requiring a number of fiscal austerity measures from Greece in return. The region witnessed large losses leading up to the bailout announcement, as equity markets sold off in April and May amidst the looming uncertainty surrounding Greece and other countries facing similar fiscal difficulties. As the European market bottomed in May, better than expected economic results helped lead an upward, yet volatile, recovery in equities. And, as equities recovered, so did government yields and corporate credit spreads. The narrowing of these spreads ultimately had a positive impact on our intrinsic valuations for the region’s underlying stocks. As the rally continued toward the end of the fiscal year, we saw value increase along with stock prices. With value and prices both surging higher, we ended this period with stocks trading at a 27% discount to our estimate of

Management Overview 19

intrinsic value, representing the best bargains of all regions across the globe.

Foreign currency exchange rates oscillated in a fairly dramatic fashion over the course of the fiscal year as well. The U.S. dollar strengthened relative to most of the major European currencies during this period as investors fled to perceived safer havens amidst the region’s economic and fiscal difficulties. The subsequent rally in equities led to a reversal of this trend, however, as risk aversion abated among many investors and money flowed back toward arguably riskier assets after the Greece bailout. This action ultimately bolstered the strength of the underlying European currencies for the latter part of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s composition over the year generally reflected the market’s recovery-based theme. The largest increases in sector weighting went towards the Industrials sector, which contributed the most to positive relative performance for the overall period. Leisure & Consumer Staples industries, including benchmark-overweights in areas such as brewers and agricultural products, contributed positively to Fund returns as well. Underweighting the Energy and Telecommunications & Utilities sectors (specifically, the integrated oil & gas and electric utilities industries, respectively), contributed to positive relative performance as these areas saw losses for the fiscal year.

Financials saw a gradual decrease in portfolio weight - a consequence of the region’s sovereign fiscal difficulties. In fact, Financials was the worst performing sector of the nine sectors we track and the Fund suffered losses throughout its Financials holdings largely due to the timing of its multi-line insurance and asset management & custody banks industries sales. Health Care industries, including health care supplies and biotechnology, detracted from relative performance for this period as well. Currency hedging in the British Pound also detracted from performance as the currency strengthened in the latter part of fiscal year. As a whole, currency forwards used for hedging had a slightly negative effect, yet their net effect was immaterial to the overall Fund returns.

Regarding country composition, an overweight position in Turkey, Switzerland and Norway helped performance, but the Fund’s underweight holdings in the United Kingdom detracted from relative performance.

Q.	What is your investment outlook for the European equity market?

A.	Our analysis suggests there is considerable upside to the European region in spite of the rally in equity prices that began on May 25, 2010. We

20 Management Overview

estimate that, on average, fair value for European equities is 37% higher than where prices are currently trading. According to our calculations, Europe has the best values when compared to all other regions we track globally. We believe the recovery-based market theme that emerged in 2009 remains in place, with sectors like Industrials and Consumer Discretionary continuing to show relative strength throughout these dramatic market movements.

With value as our core investment tenet, we look for potential leaders where the market trades at a deep discount relative to our estimation of intrinsic value. While not showing much relative strength, the defensive Health Care sector shows the best value under our calculations. Moreover, as of fiscal year-end, industries within the Consumer Discretionary and Industrials sectors show the best combination of value and relative strength.

We believe it is nearly impossible to accurately time market bottoms and we have long preached that rallies do not issue invitations. Using value as a guide in our disciplined, systematic and non-emotional approach to investing, we see opportunities amidst the turbulence and volatility. We continue to work methodically in an effort to identify the industries we believe are both trading at a discount to fair value and showing relative strength in the markets. Our valuations at the end of the fiscal year dictate that we remain nearly fully invested, but we will adjust accordingly as market conditions require.

Management Overview 21

ICON Europe Fund
Country Composition
September 30, 2010

Britain	16.1%
Germany	15.9%
Switzerland	14.9%
France	14.6%
Belgium	6.7%
Sweden	4.6%
Netherlands	4.5%
Denmark	4.3%
Norway	3.5%
Turkey	3.4%
Spain	2.2%
Luxembourg	1.8%
Finland	1.6%
Portugal	1.1%
Italy	1.1%
Ireland	0.6%
Austria	0.4%
Russia	0.4%

97.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Europe Fund
Sector Composition
September 30, 2010

Industrials	24.8%
Financial	15.2%
Materials	14.8%
Leisure and Consumer Staples	14.7%
Consumer Discretionary	9.5%
Health Care	6.3%
Energy	4.5%
Telecommunication & Utilities	4.1%
Information Technology	3.8%

97.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Europe Fund
Industry Composition
September 30, 2010

Diversified Banks	10.4%
Brewers	5.2%
Industrial Conglomerates	5.1%
Packaged Foods & Meats	4.6%
Integrated Oil & Gas	4.5%
Industrial Machinery	4.1%
Diversified Metals & Mining	4.0%
Construction & Engineering	3.8%
Pharmaceuticals	3.4%
Application Software	3.0%
Health Care Supplies	2.9%
Specialty Chemicals	2.4%
Apparel, Accessories & Luxury Goods	2.4%
Household Appliances	2.3%
Steel	2.3%
Construction Materials	2.1%
Integrated Telecommunication Services	2.1%
Life & Health Insurance	2.0%
Wireless Telecommunication Services	2.0%
Trucking	1.9%
Food Retail	1.9%
Distillers & Vintners	1.9%
Diversified Chemicals	1.9%
Building Products	1.5%
Environmental & Facilities Services	1.5%
Marine	1.5%
Aerospace & Defense	1.3%
Apparel Retail	1.3%
Tires & Rubber	1.2%
Heavy Electrical Equipment	1.1%
Diversified Capital Markets	1.1%
Air Freight & Logistics	1.0%
Other Industries (each less than 1%)	10.0%

97.7%

Percentages are based upon common stocks as a percentage of net assets.

22 Management Overview

ICON Europe Fund
Average Annual Total Return
as of September 30, 2010

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON Europe Fund - Class S	2/20/97	6.40%	1.21%	5.11%	6.02%	1.57%	1.57%

MSCI Europe Index		3.23%	2.93%	3.47%	5.86%	N/A	N/A

ICON Europe Fund - Class C	1/25/08	5.37%	N/A	N/A	-10.94%	75.12%	2.57%

MSCI Europe Index		3.23%	N/A	N/A	-6.79%	N/A	N/A

ICON Europe Fund - Class A	5/31/06	6.16%	N/A	N/A	-3.90%	11.15%	1.82%

ICON Europe Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	0.06%	N/A	N/A	-5.20%	11.15%	1.82%

MSCI Europe Index		3.23%	N/A	N/A	-0.06%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 23

ICON Europe Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Europe
	Fund -	MSCI Europe
Dates	Class S	Index
2/20/1997	10000.00	10000.00
9/30/1997	11900.00	12051.20
9/30/1998	12627.20	12847.20
9/30/1999	13437.20	14823.00
9/30/2000	13463.70	15415.40
9/30/2001	10794.90	11436.60
9/30/2002	9849.76	9296.93
9/30/2003	13097.50	11917.20
9/30/2004	16012.50	15017.90
9/30/2005	20870.80	18770.60
9/30/2006	26524.70	23066.20
9/30/2007	34400.40	29548.70
9/30/2008	21729.20	20535.10
9/30/2009	20830.80	21011.50
9/30/2010	22163.50	21690.70

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24 Management Overview

ICON Europe Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (97.7%)
25,500	ABB Ltd.†	$538,432
5,800	Adidas AG	358,977
23,600	Anheuser-Busch InBev N.V.	1,389,314
26,800	ArcelorMittal(a)	884,147
314,100	Asya Katilim Bankasi A/S	751,152
19,600	AXA S.A.	343,615
27,100	Banca Popolare di Milano Scarl (BPM)	129,587
66,800	Banco Santander S.A.	847,843
14,400	BASF SE	908,024
3,900	Bauer AG	159,478
3,130	Bayer AG	218,161
30,900	BHP Billiton PLC	985,476
8,028	BNP Paribas	572,968
11,000	Carlsberg A/S, Class B	1,144,518
3,300	Casino Guichard Perrachon S.A.	302,382
2,030	Christian Dior S.A.	265,658
16,584	Cie de St-Gobain	741,076
7,900	Cie Generale des Etablissements Michelin(a)	602,418
18,000	CNP Assurances	334,300
6,200	Credit Suisse Group AG	264,140
4,700	Deutsche Bank AG	257,301
26,700	Deutsche Post AG	484,144
53,200	Diageo PLC	915,600
13,900	DnB NOR ASA	189,743
283,000	DSG International PLC†	114,564
46,100	DSV AS	937,779
20,100	Electrolux AB	495,545
16,000	Eurasian Natural Resources Corp. PLC	231,172
27,500	Experian PLC	299,719
33,300	GEA Group AG	832,049
6,782	Gerry Weber International AG	277,919
10,300	HeidelbergCement AG	496,095
17,000	Hennes & Mauritz AB	616,967
163,000	HSBC Holdings PLC	1,648,901
51,000	Husqvarna AB	378,567
35,000	ING Groep†	362,972
121,000	Intesa Sanpaolo	394,158
4,100	K+S AG	245,270
5,000	KBC Groep	224,426
52,000	KOC Holding	247,289
6,000	Kuehne + Nagel International AG	721,060
9,500	Lafarge S.A.	543,795
255,000	Legal & General Group PLC	414,767
23,100	Logitech International S.A.†(a)	403,313
3,000	LUKOIL OAO, ADR	170,100
1,830	LVMH Moet Hennessy Louis Vuitton S.A.	268,788
1,400	MAN SE	152,411
38,000	Marks & Spencer Group PLC	232,113
1,800	Mayr Melnhof Karton AG	182,387
3,800	Metro AG	247,271
3,700	MTU Aero Engines Holding AG	211,298

Schedule of Investments 25

Shares or Principal Amount		Value

1,150	Muenchener Rueckversicherungs Gesellschaft AG	$159,254
27,300	Nestle S.A.	1,455,292
11,900	Novartis AG	684,939
3,700	Nutreco Holding N.V.	270,744
8,400	Obrascon Huarte Lain S.A.	236,443
38,400	Omega Pharma S.A.	1,430,182
47,500	Praktiker Bau- und Heimwerkermaerkte Holding AG	400,610
23,000	Prudential PLC	229,836
236,000	Rentokil Initial PLC†	382,003
50,000	Rexam PLC	241,485
5,560	Roche Holding AG	759,674
25,900	Royal Dutch Shell PLC, Class B	756,679
14,600	Safran S.A.	410,346
5,300	Scania AB	117,269
3,250	Schneider Electric S.A.	412,887
3,100	SEB S.A.	266,222
15,300	Serco Group PLC	147,894
16,200	Siemens AG	1,708,903
535	Sika AG	987,707
15,300	SKF AB, Class B	352,885
5,194	Societe Generale	300,332
478,000	Sonae	531,330
15,000	Statoil ASA	313,954
20,000	Svenska Cellulosa AB	304,811
27,700	Takkt AG	361,081
166,000	Tekfen Holding	676,467
65,200	Telenor ASA	1,024,055
47,300	Temenos Group AG†(a)	1,450,614
93,000	Tesco PLC	620,365
7,700	ThyssenKrupp AG	251,046
32,500	Tomra Systems ASA	193,786
18,600	Total S.A.	961,078
4,700	Umicore	203,334
26,900	Unilever N.V.	805,546
8,098	Vallourec S.A.	805,360
21,900	Vedanta Resources PLC	745,476
384,900	Vodafone Group PLC	949,684
33,600	YIT Oyj	797,760

Total Common Stocks (Cost $43,967,951)		47,646,482
Right (0.0%)
7,900	Cie Generale des Etablissements Michelin, 10/13/10†(a)	22,056

Total Rights (Cost $0)		22,056
Collateral for Securities on Loan (6.6%)
3,200,415	State Street Navigator Prime Portfolio	3,200,415

Total Collateral for Securities on Loan (Cost $3,200,415)		3,200,415
Short-Term Investments (2.0%)
$956,387	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	956,387

Total Short-Term Investments (Cost $956,387)		956,387
Total Investments 106.3%* (Cost $48,124,753)		51,825,340
Liabilities Less Other Assets (6.3)%		(3,056,482)

Net Assets 100.0%		$48,768,858

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 1) as of September 30, 2010 was 96.6% of net assets.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

26 Schedule of Investments

As of September 30, 2010, the Fund had the following forward foreign currency contracts outstanding:

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
Contracts*	Currency	Date	Value	Value	(Depreciation)

Contracts to Buy:
8,500,000	Euro	12/01/10	$10,425,845	$11,582,482	$1,156,637
2,700,000	British Pound	10/15/10	4,085,370	4,241,093	155,723
2,700,000	British Pound	10/15/10	4,028,454	4,241,093	212,639

			$18,539,669	$20,064,668	$1,524,999

Contracts to Sell:
(8,500,000)	Euro	12/01/10	$(10,502,090)	$(11,582,482)	$(1,080,392)
(5,400,000)	British Pound	10/15/10	(8,291,052)	(8,482,186)	(191,134)
(5,500,000)	British Pound	12/20/10	(8,161,010)	(8,635,272)	(474,262)

			$(26,954,152)	$(28,699,940)	$(1,745,788)

The accompanying notes are an integral part of the financial statements.

*	Counterparty for all forward foreign currency contracts is State Street Bank.

Schedule of Investments 27

Class S ICESX
Class I IIQIX
Class C IIQCX
Class Z ICNEX
Class A IIQAX
Class Q ICEQX

Management Overview
ICON International Equity Fund

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2010, the ICON International Equity Fund returned 10.44% for Class I shares, 10.88% for Class Q shares, 10.78% for Class S shares and 10.87% for Class Z shares, outperforming the 8.00% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund’s benchmark. Class A shares of the Fund returned 10.38% (4.00% with maximum sales charge) during the same period. Class C shares of the Fund returned 9.65% for the fiscal year.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The fiscal year built on the recovery-themed rally that started on March 9, 2009, but it ultimately led to a volatile, sideways 12-month period. The Asia-Pacific region, highlighted by China, India and Thailand, performed relatively better than the European and Western Hemisphere regions. Europe struggled with benign growth and a sovereign debt crisis involving deteriorated fiscal situations with eurozone countries. The Asia-Pacific region led the worldwide recovery throughout this period, as improving economic conditions led central banks to actually tighten monetary policy to better manage and moderate future growth and inflation in many countries. In general, those sectors, industries, and stocks that were affiliated with these leading economies saw superior relative returns over this period.

The most significant reallocation in the Fund during the period was a decreased weighting in Europe, more specifically in the region’s Financials sector. The rotation out of that region was allocated mostly to emerging market countries within the Asia-Pacific and Western Hemisphere regions. This portfolio positioning existed at the beginning of the period, yet became more pronounced as the year went on. We favored the Industrials and Consumer Discretionary sectors, as our models indicated they showed the best combination of value and relative strength.

As a multi-cap manager, we do not consider investments based on market capitalization. Nonetheless, our valuations resulted in a concentration in mid- to small-cap companies during the period. These allocations were overweight the predominantly large-cap benchmark, and the overweighting of small-cap stocks in particular benefited performance as large-cap stocks underperformed during this period.

28 Management Overview

Currency movements worldwide throughout the fiscal year had a slightly positive effect on returns. The U.S. dollar experienced a rebound in the first eight months of this period, as worldwide risk aversion stemming from Europe’s sovereign crisis and global recovery doubts led to selling foreign currencies with a corresponding rise in demand for U.S. dollars. As fears abated, however, this trend reversed and portfolio currencies in the Asia-Pacific and Western Hemisphere countries recovered relative to the U.S. dollar, thus benefitting Fund shareholders. The Fund engaged in selective currency hedging throughout the year, and the net effect from such moves was positive but ultimately immaterial to the overall Fund returns.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s overweighting of the Industrials sector proved to be the most beneficial contributor to relative performance. The industrial conglomerates and construction & farm machinery & heavy trucks industries were particularly strong. Additionally, larger relative exposures in the Consumer Discretionary sector benefitted returns as apparel accessories & luxury goods and homebuilding stocks outpaced the benchmark. The packaged foods & meats industry also contributed significantly as Asia-Pacific names outperformed as well.

Conversely, the Health Care sector was a major detractor, as this group suffered losses within the Fund during the last 12 months. Further, the multi-line insurance and asset management & custody banks industries within the Financials sector also hindered returns as stocks within these industries lagged the benchmark over this period.

Emerging markets outperformed over the entire period after strong participation in the recovery-based rally that began in early 2009. As such, the Fund’s positions in countries like Thailand, Turkey, China, and South Korea contributed positively to performance. Meanwhile, Belgium, France, and Spain were the main detractors over this period.

Q.	What is your investment outlook for the international equity market?

A.	Amid the volatility seen over the past year, we still see opportunity in the worldwide equity markets. These markets have experienced periods of turmoil and recovery over the past three years and the representative companies have adjusted to ever-changing worldwide economic conditions. Interest rates remain low, however, monetary policy is loose and accommodative, and corporate earnings and balance sheets are showing signs of improvement. We believe these are all positive signs for stocks going forward. As we close out fiscal year 2010, we estimate that,

Management Overview 29

on average, fair value for international equities is 31% higher than where prices are currently trading. Europe, where equities are trading at a 37% upside to our estimate of fair value, is showing the best bargains globally.

We believe the recovery-based market theme that continued in 2010 remains in place, with the Industrials, Consumer Discretionary, and Materials sectors showing the best combinations of value and relative strength amid the current market environment. Our value-based calculations suggest that leadership could be imminent in the Health Care and Telecommunications & Utilities sectors, but our relative strength metrics have not yet confirmed that expectation.

While we do not target countries as a primary investment decision, it is a secondary factor we monitor. The Asia-Pacific region, which includes China, South Korea and India, remains the most attractive region under our system. Within the Western Hemisphere, Brazil and Canada look attractive and Germany currently leads in the European region.

At ICON we are doing what we have always done by seeking out industries we believe are both trading at a discount to fair value and showing relative strength in the markets. Using value as a guide in our disciplined, systematic and non-emotional approach to investing, we see opportunities amid the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

30 Management Overview

ICON International Equity Fund
Country Composition
September 30, 2010

South Korea	11.0%
Hong Kong	10.6%
Brazil	8.9%
Canada	8.0%
China	7.1%
France	6.9%
Germany	5.9%
Britain	5.5%
Japan	5.4%
India	5.2%
Switzerland	4.0%
Australia	3.9%
Belgium	3.6%
Denmark	2.4%
Turkey	1.9%
Norway	1.6%
Israel	1.2%
Netherlands	1.1%
Mexico	0.9%
Spain	0.8%
Finland	0.7%
Taiwan	0.5%
Sweden	0.4%
Indonesia	0.3%

97.8%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON International Equity Fund
Sector Composition
September 30, 2010

Financial	20.6%
Industrials	20.5%
Materials	14.7%
Consumer Discretionary	10.0%
Leisure and Consumer Staples	9.3%
Energy	6.8%
Telecommunication & Utilities	6.6%
Information Technology	5.1%
Health Care	4.2%

97.8%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Management Overview 31

ICON International Equity Fund
Industry Composition
September 30, 2010

Diversified Banks	18.4%
Integrated Oil & Gas	6.2%
Diversified Metals & Mining	4.9%
Construction & Engineering	4.2%
Industrial Conglomerates	3.9%
Gold	3.7%
Water Utilities	3.4%
Industrial Machinery	2.9%
Apparel, Accessories & Luxury Goods	2.7%
Packaged Foods & Meats	2.7%
Household Appliances	2.7%
Brewers	2.6%
Trading Companies & Distributors	2.5%
Health Care Supplies	2.2%
Construction & Farm Machinery & Heavy Trucks	2.2%
Steel	2.0%
Homebuilding	2.0%
Pharmaceuticals	1.9%
Agricultural Products	1.5%
Distillers & Vintners	1.4%
Wireless Telecommunication Services	1.3%
Tires & Rubber	1.3%
Electronic Equipment & Instruments	1.2%
Trucking	1.2%
Specialty Chemicals	1.1%
Life & Health Insurance	1.1%
Construction Materials	1.1%
Electronic Components	1.1%
Aerospace & Defense	1.1%
Electric Utilities	1.0%
Paper Products	1.0%
Food Retail	1.0%
Semiconductors	1.0%
Apparel Retail	1.0%
Other Industries (each less than 1%)	8.3%

97.8%

Percentages are based upon common and preferred stocks as a percentage of net assets.

32 Management Overview

ICON International Equity Fund
Average Annual Total Return
as of September 30, 2010

						Gross	Net
	Inception				Since	Expense	Expense
	Date	1 Year	5 Years	10 Years	Inception	Ratio*	Ratio*
ICON International Equity Fund - Class S	1/25/08	10.78%	N/A	N/A	-7.19%	1.34%	1.34%

MSCI ACWI ex-U.S.		8.00%	N/A	N/A	-4.01%	N/A	N/A

ICON International Equity Fund - Class I	2/6/04	10.44%	3.35%	N/A	6.44%	1.76%	1.76%

MSCI ACWI ex-U.S.		8.00%	4.72%	N/A	7.98%	N/A	N/A

ICON International Equity Fund - Class C	2/19/04	9.65%	2.48%	N/A	4.86%	2.64%	2.55%

MSCI ACWI ex-U.S.		8.00%	4.72%	N/A	7.54%	N/A	N/A

ICON International Equity Fund - Class Z	2/18/97	10.87%	3.73%	5.33%	6.89%	1.43%	1.25%

MSCI ACWI ex-U.S.		8.00%	4.72%	4.73%	5.38%	N/A	N/A

ICON International Equity Fund - Class A	5/31/06	10.38%	N/A	N/A	-0.85%	2.08%	1.80%

ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	4.00%	N/A	N/A	-2.20%	2.08%	1.80%

MSCI ACWI ex-U.S.		8.00%	N/A	N/A	2.13%	N/A	N/A

ICON International Equity Fund - Class Q	1/28/08	10.88%	N/A	N/A	-7.21%	1.41%	1.40%

MSCI ACWI ex-U.S.		8.00%	N/A	N/A	-3.57%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to grandfathered and institutional investors.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Management Overview 33

ICON International Equity Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON International
	Equity Fund	MSCI ACWI
	- Class	ex. U.S.
Dates	S	Index
2/18/1997	10000.00	10000.00
9/30/1997	11060.00	11121.70
9/30/1998	11841.30	9482.24
9/30/1999	13354.10	12434.80
9/30/2000	14747.30	12855.40
9/30/2001	10279.80	9056.37
9/30/2002	8538.07	7874.30
9/30/2003	12175.40	10160.70
9/30/2004	15437.20	12512.50
9/30/2005	20635.30	16200.80
9/30/2006	25061.10	19337.20
9/30/2007	35225.40	25344.10
9/30/2008	21273.90	17747.80
9/30/2009	22351.50	18889.50
9/30/2010	24780.70	20400.50

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class Z shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund’s other share classes will vary due to differences in charges and expenses. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

34 Management Overview

ICON International Equity Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (92.4%)
727,000	Agricultural Bank of China Ltd., Class H†	$377,609
26,000	Anheuser-Busch InBev N.V.	1,530,601
397,000	Apollo Tyres, Ltd.	718,326
358,000	Asya Katilim Bankasi A/S	856,136
62,000	Australia & New Zealand Banking Group, Ltd.	1,419,891
17,800	AXA S.A.	312,059
67,200	Banco Santander S.A.	852,920
2,082,000	Bank of China, Ltd., Class H	1,093,000
16,000	Bank of Nova Scotia(a)	854,038
16,000	Barrick Gold Corp.	739,430
14,900	BASF SE	939,552
29,900	BHP Billiton, Ltd.	1,139,711
16,719	BNP Paribas	1,193,256
1,500,000	Bumi Resources Tbk PT	356,516
13,100	Carlsberg A/S, Class B	1,363,017
1,468,000	Chaoda Modern Agriculture Holdings, Ltd.	1,221,644
1,196,000	China Citic Bank Corp. Ltd., Class H	764,621
986,000	China Construction Bank Corp., Class H	861,763
1,437,000	China Dongxiang Group Co.	830,671
485,000	China Green Holdings, Ltd.	468,131
406,000	China Minsheng Banking Corp. Ltd., Class H	362,757
52,000	China Mobile Ltd.	532,291
170,000	China National Building Material Co. Ltd.	395,831
2,470,000	China Petroleum & Chemical Corp., Class H	2,179,239
1,470,000	China Water Affairs Group, Ltd.	532,881
21,000	Cia de Saneamento Basico do Estado de Sao Paulo	470,390
39,700	Cia Siderurgica Nacional S.A.	688,180
9,800	Cie de St-Gobain	437,925
8,800	Cie Generale des Etablissements Michelin(a)	671,048
16,800	CNP Assurances	312,013
194,000	Corp. GEO S.A.B. de C.V.†	555,445
12,400	Daelim Industrial Co. Ltd.	915,772
41,300	Deutsche Post AG	748,882
90,200	Diageo PLC	1,552,390
28,600	Dongkuk Steel Mill Co. Ltd.	685,316
62,800	DSV AS	1,277,495
17,500	Electrolux AB	431,445
200,299	Esprit Holdings, Ltd.	1,083,581
15,000	First Quantum Minerals, Ltd.(a)	1,140,781

Schedule of Investments 35

Shares or Principal Amount		Value

17,000	FUJIFILM Holdings Corp.(a)	$564,507
160,000	Gafisa S.A.	1,234,043
59,500	GEA Group AG	1,486,695
21,500	Goldcorp, Inc.	934,056
5,262,000	Guangdong Investment, Ltd.	2,769,189
2,692,000	Guangshen Railway Co. Ltd., Class H	997,647
17,000	Hana Financial Group, Inc.	504,135
8,300	HeidelbergCement AG	399,766
173,000	Hitachi, Ltd.(a)	757,237
147,560	Hon Hai Precision Industry Co. Ltd.†	553,408
148,000	Housing Development & Infrastructure, Ltd.†	852,439
22,000	Hoya Corp.(a)	537,271
182,900	HSBC Holdings PLC	1,850,209
51,200	IAMGOLD Corp.	906,661
90,100	Industrial Bank of Korea	1,231,818
192,000	IVRCL Infrastructures & Projects, Ltd.	685,367
11,000	KB Financial Group, Inc.	472,160
51,900	Kinross Gold Corp.	973,535
70,200	KOC Holding	333,840
55,000	Komatsu, Ltd.(a)	1,279,519
7,400	Lafarge S.A.	423,588
73,000	LG Fashion Corp.	2,180,995
5,400	LG Innotek Co. Ltd.	663,371
7,100	Loblaw Cos. Ltd.	281,336
72,000	Manulife Financial Corp.(a)	908,310
142,000	Marfrig Alimentos S.A.	1,446,856
117,000	Mitsui & Co. Ltd.(a)	1,739,665
124,000	Nagarjuna Construction Co.	432,771
52,000	National Australia Bank, Ltd.	1,274,163
29,000	Nestle S.A.	1,545,914
12,900	Newcrest Mining, Ltd.	493,708
15,900	Nexen, Inc.	319,885
651,000	Nine Dragons Paper Holdings, Ltd.	1,125,447
686,181	Noble Group, Ltd.	986,152
66,300	Omega Pharma S.A.	2,469,298
1,900	POSCO	863,687
47,900	Reliance Infrastructure, Ltd.	1,135,613
5,900	Roche Holding AG	806,129
39,500	Royal Dutch Shell PLC, Class B	1,154,009
41,900	Safran S.A.	1,177,638
1,600	Samsung Electronics Co. Ltd.	1,089,615
6,100	Samsung Engineering Co. Ltd.	813,981
1,685,000	Sare Holding S.A.B. de C.V., Class B†	370,384
27,500	Siemens AG	2,900,916
680	Sika AG	1,255,403
6,600	SK C&C Co. Ltd.	587,674
10,200	SK Holdings Co. Ltd.	1,059,626
646,000	Skyworth Digital Holdings Ltd.	448,762
14,983	Societe Generale	866,360
22,000	Statoil ASA	460,466
196,000	Sterlite Industries India, Ltd.	728,320
28,000	Sumitomo Electric Industries, Ltd.	341,488
137,000	Sumitomo Heavy Industries, Ltd.	707,039

36 Schedule of Investments

Shares or Principal Amount		Value

46,600	Tata Motors, Ltd.	$1,135,491
2,593,000	Techtronic Industries Co.	2,542,028
231,800	Tekfen Holding	944,609
60,000	Telenor ASA	942,382
26,700	Temenos Group AG†(a)	818,845
124,600	Tesco PLC	831,156
25,000	Teva Pharmaceutical Industries, Ltd., ADR	1,318,750
52,000	Tomra Systems ASA	310,058
24,800	Toronto-Dominion Bank(a)	1,794,499
22,555	Total S.A.	1,165,436
10,470	Vallourec S.A.	1,041,259
26,400	Vedanta Resources PLC	898,656
377,000	Vodafone Group PLC	930,192
81,200	Woori Finance Holdings Co. Ltd.	1,010,694
33,900	YIT Oyj	804,883

Total Common Stocks (Cost $92,606,993)		101,737,563

Preferred Stocks (5.4%)
62,340	Banco Bradesco S.A.	1,249,747
184,000	Investimentos Itau S.A.	1,405,012
116,000	Petroleo Brasileiro S.A.	1,870,946
52,700	Vale S.A.	1,442,086

Total Preferred Stocks (Cost $4,943,069)		5,967,791

Rights (0.0%)
8,800	Cie Generale des Etablissements Michelin, 10/13/10†(a)	24,569

Total Rights (Cost $0)		24,569

Collateral for Securities on Loan (8.3%)
9,154,966	State Street Navigator Prime Portfolio	9,154,966

Total Collateral for Securities on Loan (Cost $9,154,966)		9,154,966

Short-Term Investments (0.2%)
$227,760	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	227,760

Total Short-Term Investments (Cost $227,760)		227,760
Total Investments 106.3%* (Cost $106,932,788)		117,112,649
Liabilities Less Other Assets (6.3)%		(6,919,670)

Net Assets 100.0%		$110,192,979

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 1) as of September 30, 2010 was 78.9% of net assets.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 37

As of September 30, 2010, the Fund had the following forward foreign currency contracts outstanding.

			Original		Unrealized
		Delivery	Contract	Market	Appreciation/
Contracts*	Currency	Date	Value	Value	(Depreciation)

Contracts to Buy:
7,000,000	Euro	12/01/10	$8,585,990	$9,538,515	$952,525
2,350,000	British Pound	10/15/10	3,506,247	3,691,322	185,075
2,350,000	British Pound	10/15/10	3,555,785	3,691,322	135,537
12,000,000,000	Korean Won	11/22/10	9,950,249	10,502,823	552,574
63,000,000	Taiwan Dollar	12/01/10	1,994,302	2,018,087	23,785

			$27,592,573	$29,442,069	$1,849,496

Contracts to Sell:
(7,000,000)	Euro	12/01/10	$(8,648,780)	$(9,538,515)	$(889,735)
(4,700,000)	British Pound	10/15/10	(7,216,286)	(7,382,643)	(166,357)
(4,400,000)	British Pound	12/20/10	(6,528,808)	(6,908,217)	(379,409)
(12,000,000,000)	Korean Won	11/22/10	(10,425,717)	(10,502,823)	(77,106)
(63,000,000)	Taiwan Dollar	12/01/10	(1,993,671)	(2,018,087)	(24,416)

			$(34,813,262)	$(36,350,285)	$(1,537,023)

The accompanying notes are an integral part of the financial statements.

*	Counterparty for all forward foreign currency contracts is State Street Bank.

38 Schedule of Investments

Statements of Assets and Liabilities
September 30, 2010

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Assets
Investments, at cost	$75,733,099	$48,124,753	$106,932,788

Investments, at value†	87,152,130	51,825,340	117,112,649
Foreign currency, at value(a)	566,203	-	496,815
Unrealized appreciation on forward foreign currency exchange contracts	299,849	1,524,999	1,849,496
Cash	750	1,060	-
Receivables:
Fund shares sold	36,490	11,504	124,886
Investments sold	-	280,240	1,529,502
Dividends	197,858	75,935	158,595
Expense reimbursements by Adviser	36,247	31,766	35,620
Foreign tax reclaims	391	76,417	68,442
Other assets	21,406	17,811	30,625

Total Assets	88,311,324	53,845,072	121,406,630

Liabilities
Unrealized depreciation on forward foreign currency contracts	74,993	1,745,788	1,537,023
Payables:
Investments purchased	1,980,977	-	-
Payable for collateral received on securities loaned	13,461,291	3,200,415	9,154,966
Fund shares redeemed	157,643	48,623	298,178
Advisory fees	54,714	38,881	87,244
Accrued distribution fees	528	86	19,801
Fund accounting fees	5,968	4,403	10,027
Transfer agent fees	11,750	8,668	15,602
Administration fees	2,694	1,702	4,375
Trustee fees	2,075	1,347	3,083
Capital gains tax payable	52,510	-	51,589
Accrued expenses	62,622	26,301	31,763

Total Liabilities	15,867,765	5,076,214	11,213,651

Net Assets - all share classes	$72,443,559	$48,768,858	$110,192,979

Net Assets - Class S	$70,853,574	$48,547,466	$32,424,301

Net Assets - Class I	$-	$-	$36,993,225

Net Assets - Class C	$441,375	$71,445	$13,990,261

Net Assets - Class Z	$-	$-	$12,805,597

Net Assets - Class A	$1,148,610	$149,947	$5,358,427

Net Assets - Class Q	$-	$-	$8,621,168

Financial Statements 39

Statements of Assets and Liabilities (continued)

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Net Assets Consist of
Paid-in capital	$81,869,449	$100,017,635	$192,369,721
Accumulated undistributed net investment income/(loss)	(430,258)	675,975	85,776
Accumulated undistributed net realized gain/(loss) from investment and foreign currency transactions	(20,593,961)	(55,408,717)	(92,690,403)
Unrealized appreciation/(depreciation) on investments and foreign currency transactions	11,598,329	3,483,965	10,427,885

Net Assets	$72,443,559	$48,768,858	$110,192,979

Shares outstanding (unlimited shares authorized, no par value)
Class S	5,737,504	3,747,548	2,643,745
Class I	-	-	3,098,423
Class C	36,269	5,595	1,238,260
Class Z	-	-	1,057,459
Class A	93,005	11,548	445,108
Class Q	-	-	712,768
Net asset value (offering and redemption price per share)
Class S	$12.35	$12.95	$12.26
Class I	$-	$-	$11.94
Class C	$12.17	$12.77	$11.30
Class Z	$-	$-	$12.11
Class A	$12.35	$12.98	$12.04
Class Q	$-	$-	$12.10
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.10	$13.77	$12.77

† Includes securities on loan of	$12,810,319	$3,051,568	$8,760,476
(a) Foreign currency, at cost	$559,555	$-	$487,947

The accompanying notes are an integral part of the financial statements.

40 Financial Statements

Statements of Operations
For the Year Ended September 30, 2010

	ICON
	Asia-Pacific	ICON	ICON
	Region	Europe	International
	Fund	Fund	Equity Fund
Investment Income
Interest	$851	$298	$826
Dividends	1,478,996	1,692,894	3,084,486
Income from securities lending, net	13,851	50,163	67,380
Foreign taxes withheld	(109,589)	(158,543)	(226,179)

Total Investment Income	1,384,109	1,584,812	2,926,513

Expenses
Advisory fees	782,780	517,069	1,179,776
Distribution fees:
Class I	96	8	93,339
Class C	3,518	546	148,192
Class A	1,820	360	13,008
Fund accounting fees	23,099	15,245	34,786
Transfer agent fees	133,530	87,082	152,874
Administration fees	38,626	25,526	58,231
Custody fees	94,429	45,818	110,273
Registration fees:
Class S	50,057	24,036	18,871
Class I	18,654	17,041	22,561
Class C	17,224	15,623	22,262
Class Z	3,406	1,903	-
Class A	19,423	17,040	18,379
Class Q	-	-	2,347
Insurance expense	13,526	7,095	18,476
Trustee fees and expenses	9,188	5,777	13,297
Audit and Tax Service expense	33,989	33,931	32,590
Interest expense	18,188	159	2,475
Other expenses	101,855	75,472	120,224

Total expenses before expense reimbursement	1,363,408	889,731	2,061,961
Expense reimbursement by Adviser due to expense limitation agreement	(79,031)	(71,182)	(63,508)

Net Expenses	1,284,377	818,549	1,998,453

Net Investment Income/(Loss)	99,732	766,263	928,060

Net Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency and Capital Gains Tax
Net realized gain/(loss) from investment transactions	16,265,852	6,397,943	21,040,500
Net realized gain/(loss) from foreign currency transactions	(418,749)	87,772	(479,441)
Net realized capital gains tax	(111,185)	-	(80,639)
Change in unrealized net appreciation/(depreciation) on investments and foreign currency transactions	(3,881,126)	(4,393,093)	(11,081,438)

Net Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency and Capital Gains Tax	11,854,792	2,092,622	9,398,982

Net Increase/(Decrease) in Net Assets Resulting From Operations	$11,954,524	$2,858,885	$10,327,042

The accompanying notes are an integral part of the financial statements.

Financial Statements 41

Statements of Changes in Net Assets

	ICON Asia-Pacific Region Fund		ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009
Operations
Net investment income/(loss)	$99,732	$609,675	$766,263	$742,930	$928,060	$971,495
Net realized gain/(loss) on investment transactions	16,265,852	(24,654,650)	6,397,943	(39,112,789)	21,040,500	(68,371,244)
Net realized gain/(loss) from foreign currency transactions	(418,749)	1,812,560	87,772	(222,611)	(479,441)	853,204
Net realized capital gains tax	(111,185)	(152,123)	-	-	(80,639)	(136,679)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(3,881,126)	32,307,243	(4,393,093)	26,253,592	(11,081,438)	59,678,543

Net increase/(decrease) in net assets resulting from operations	11,954,524	9,922,705	2,858,885	(12,338,878)	10,327,042	(7,364,681)

Dividends to Shareholders
Net investment income
Class S	(2,047,982)	(766,237)	(491,915)	(1,818,492)	(630,736)	-
Class I	(299)	(87)	(20)	(317)	(558,189)	(1,476,602)
Class C	(3,704)	(282)	(67)	(313)	(143,688)	(116,245)
Class Z	(115)	(69)	(40)	(91)	(482,631)	(426,650)
Class A	(8,693)	(2,949)	(889)	(4,370)	(79,858)	(82,280)
Class Q	-	-	-	-	(157,568)	(204,736)

Net decrease from dividends	(2,060,793)	(769,624)	(492,931)	(1,823,583)	(2,052,670)	(2,306,513)

Fund Share Transactions
Shares sold
Class S	36,256,247	68,526,114	6,692,968	14,191,781	6,126,691	37,481,231
Class I	98,494	8,014	-	5	11,426,534	10,161,189
Class C	231,787	328,363	60,123	5,500	1,409,676	1,225,128
Class Z	1,200	15	-	-	6,771,576	28,152,025
Class A	1,406,633	1,049,447	19,813	16,163	1,948,858	853,358
Class Q	-	-	-	-	417,260	707,343
Reinvested dividends
Class S	1,969,593	742,224	484,255	1,796,515	628,823	-
Class I	299	87	20	317	491,814	1,423,394
Class C	3,127	282	67	313	127,039	102,403
Class Z	115	69	40	91	439,510	423,014
Class A	7,199	2,549	692	3,787	70,683	71,623
Class Q	-	-	-	-	157,214	204,396
Shares repurchased
Class S	(85,400,255)	(39,519,959)	(17,663,442)	(29,533,643)	(12,511,313)	(14,393,575)
Class I	(116,205)	(3,089)	(3,632)	(8,753)	(14,836,993)	(63,795,984)
Class C	(112,028)	(124,771)	(14,990)	-	(4,462,878)	(6,471,332)
Class Z	(7,660)	(6)	(3,677)	-	(24,426,405)	(15,356,217)
Class A	(938,570)	(992,203)	(38,218)	(165,717)	(2,257,800)	(2,271,884)
Class Q	-	-	-	-	(1,324,612)	(3,513,989)

Net Increase/(decrease) from fund share transactions	(46,600,024)	30,017,136	(10,465,981)	(13,693,641)	(29,804,323)	(24,997,877)

Total net increase/(decrease) in net assets	(36,706,293)	39,170,217	(8,100,027)	(27,856,102)	(21,529,951)	(34,669,071)
Net Assets
Beginning of year	109,149,852	69,979,635	56,868,885	84,724,987	131,722,930	166,392,001

End of year	$72,443,559	$109,149,852	$48,768,858	$56,868,885	$110,192,979	$131,722,930

The accompanying notes are an integral part of the financial statements.

42 Financial Statements

Statements of Changes in Net Assets

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43

Statements of Changes in Net Assets (continued)

	ICON Asia-Pacific Region Fund		ICON Europe Fund		ICON International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009
Transactions in Fund Shares
Shares sold
Class S	3,291,708	7,474,792	548,122	1,315,107	531,628	4,818,426
Class I	8,567	761	-	-	1,039,598	1,211,533
Class C	21,226	34,743	5,033	596	133,245	152,037
Class Z	110	-	-	-	591,916	3,459,568
Class A	127,018	135,002	1,639	1,625	172,608	98,082
Class Q	-	-	-	-	37,359	92,571
Reinvested dividends
Class S	182,201	105,388	38,927	191,242	55,015	-
Class I	28	12	2	34	44,069	191,841
Class C	292	40	6	33	11,962	14,484
Class Z	10	10	3	10	38,963	56,477
Class A	666	362	55	402	6,283	9,552
Class Q	-	-	-	-	13,950	27,289
Shares repurchased
Class S	(7,912,830)	(4,742,328)	(1,453,831)	(3,265,926)	(1,115,347)	(1,785,702)
Class I	(10,129)	(293)	(289)	(970)	(1,344,907)	(8,313,274)
Class C	(9,887)	(13,560)	(1,276)	-	(423,072)	(847,038)
Class Z	(650)	-	(292)	-	(2,217,806)	(2,120,422)
Class A	(85,752)	(128,235)	(3,065)	(17,256)	(204,963)	(285,661)
Class Q	-	-	-	-	(120,384)	(449,303)

Net increase/(decrease)	(4,387,422)	2,866,604	(864,966)	(1,775,103)	(2,749,883)	(3,669,540)

Shares outstanding, beginning of year	10,254,200	7,387,596	4,629,657	6,404,760	11,945,646	15,615,186
Shares outstanding, end of year	5,866,778	10,254,200	3,764,691	4,629,657	9,195,763	11,945,646

Accumulated undistributed net investment income/(loss)	$(430,258)	$1,484,422	$675,975	$314,871	$85,776	$1,725,539

The accompanying notes are an integral part of the financial statements.

44 Financial Statements

Statements of Changes in Net Assets (continued)

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45

Financial Highlights

														Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses			income/(loss) to average
											to average net assets(d)			net assets(d)
												After			After
											Before	contractual		Before	contractual
											expense	expense		expense	expense
											limitation/	limitation/		limitation/	limitation/
											recoupment	recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions	Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	dividends	value,		end of	agent	agent		agent	agent	Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	and	end of	Total	period (in	earnings	earnings		earnings	earnings	turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	period	return*	thousands)	credit	credit		credit	credit	rate(a)

ICON Asia-Pacific Region Fund
Class S
Year Ended September 30, 2010	$10.64	$0.01	$1.89	$1.90	$(0.19)	$-	$(0.19)	$12.35	18.02%	$70,854	1.63%	1.63%		0.13%	0.13%	100.41%
Year Ended September 30, 2009	9.47	0.08	1.20	1.28	(0.11)	-	(0.11)	10.64	14.18%	108,325	1.54%	1.54%		1.00%	1.00%	171.05%
Year Ended September 30, 2008	18.82	0.10	(6.99)	(6.89)	(0.12)	(2.34)	(2.46)	9.47	(41.26)%	69,519	1.42%	1.42%		0.70%	0.70%	168.42%
Year Ended September 30, 2007	13.19	0.15	5.51	5.66	(0.03)	-	(0.03)	18.82	43.03%	205,332	1.38%	1.38%		0.96%	0.97%	130.84%
Year Ended September 30, 2006	11.25	0.02	1.93	1.95	(0.01)	-	(0.01)	13.19	17.36%	147,444	1.44%	1.44%		0.12%	0.12%	159.51%
Class I**
Year Ended September 30, 2010	10.67	0.06	1.80	1.86	(0.19)	-	(0.19)	12.34	17.74%	-	63.72%	1.82	%(b)	(61.40)%	0.50%	100.41%
Year Ended September 30, 2009	9.45	0.06	1.24	1.30	(0.08)	-	(0.08)	10.67	14.24%	16	127.83%	1.83	%(b)	(125.26)%	0.74%	171.05%
January 25, 2008 (inception) to September 30, 2008	13.73	0.10	(4.38)	(4.28)	-	-	-	9.45	(31.17)%	10	51.45%	1.91	%(b)	(48.29)%	1.25%	168.42%
Class C
Year Ended September 30, 2010	10.54	(0.05)	1.82	1.77	(0.14)	-	(0.14)	12.17	17.02%	441	9.04%	2.57	%(b)	(6.91)%	(0.44)%	100.41%
Year Ended September 30, 2009	9.41	0.02	1.18	1.20	(0.07)	-	(0.07)	10.54	13.10%	260	19.80%	2.55	%(b)	(17.06)%	0.19%	171.05%
January 25, 2008 (inception) to September 30, 2008	13.73	0.05	(4.37)	(4.32)	-	-	-	9.41	(31.46)%	33	23.58%	2.64	%(b)	(20.28)%	0.66%	168.42%
Class A
Year Ended September 30, 2010	10.63	0.02	1.86	1.88	(0.16)	-	(0.16)	12.35	17.91%	1,149	5.17%	1.82	%(b)	(3.13)%	0.22%	100.41%
Year Ended September 30, 2009	9.38	0.05	1.25	1.30	(0.05)	-	(0.05)	10.63	14.11%	543	5.89%	1.82	%(b)	(3.41)%	0.66%	171.05%
Year Ended September 30, 2008	18.72	0.03	(6.93)	(6.90)	(0.10)	(2.34)	(2.44)	9.38	(41.53)%	412	2.94%	1.88	%(b)	(0.82)%	0.24%	168.42%
Year Ended September 30, 2007	13.18	0.27	5.30	5.57	(0.03)	-	(0.03)	18.72	42.38%	973	3.26%	1.85	%(b)	0.24%	1.65%	130.84%
May 31, 2006 (inception) to September 30, 2006	13.54	0.04	(0.40)	(0.36)	-	-	-	13.18	(2.66)%	24	25.78%	1.81	%(b)	(23.09)%	0.88%	159.51%
ICON Europe Fund
Class S
Year Ended September 30, 2010	12.28	0.18	0.60	0.78	(0.11)	-	(0.11)	12.95	6.40%	48,547	1.58%	1.58%		1.48%	1.48%	105.08%
Year Ended September 30, 2009	13.23	0.15	(0.79)	(0.64)	(0.31)	-	(0.31)	12.28	(4.13)%	56,681	1.57%	1.57%		1.52%	1.52%	129.97%
Year Ended September 30, 2008	24.04	0.36	(8.21)	(7.85)	(0.21)	(2.75)	(2.96)	13.23	(36.83)%	84,320	1.35%	1.35%		1.89%	1.89%	181.83%
Year Ended September 30, 2007	18.82	0.21	5.33	5.54	(0.05)	(0.27)	(0.32)	24.04	29.69%	139,069	1.35%	1.35%		0.97%	0.97%	133.36%
Year Ended September 30, 2006	15.68	0.20	3.80	4.00	-	(0.86)	(0.86)	18.82	27.09%	105,409	1.51%	1.51%		1.13%	1.13%	100.62%
Class C
Year Ended September 30, 2010	12.15	0.09	0.56	0.65	(0.03)	-	(0.03)	12.77	5.37%	71	40.14%	2.55	%(b)	(36.86)%	0.73%	105.08%
Year Ended September 30, 2009	13.12	0.07	(0.80)	(0.73)	(0.24)	-	(0.24)	12.15	(5.04)%	22	75.12%	2.57	%(b)	(71.83)%	0.72%	129.97%
January 25, 2008 (inception) to September 30, 2008	17.91	0.07	(4.86)	(4.79)	-	-	-	13.12	(26.74)%	16	51.24%	2.58	%(b)	(48.03)%	0.63%	181.83%
Class A
Year Ended September 30, 2010	12.30	0.15	0.60	0.75	(0.07)	-	(0.07)	12.98	6.16%	150	17.22%	1.80	%(b)	(14.22)%	1.21%	105.08%
Year Ended September 30, 2009	13.14	0.12	(0.75)	(0.63)	(0.21)	-	(0.21)	12.30	(4.32)%	159	11.15%	1.82	%(b)	(8.08)%	1.25%	129.97%
Year Ended September 30, 2008	23.91	0.26	(8.17)	(7.91)	(0.11)	(2.75)	(2.86)	13.14	(37.17)%	370	4.36%	1.83	%(b)	(1.18)%	1.35%	181.83%
Year Ended September 30, 2007	18.79	0.15	5.28	5.43	(0.04)	(0.27)	(0.31)	23.91	29.14%	666	2.43%	1.84	%(b)	0.09%	0.69%	133.36%
May 31, 2006 (inception) to September 30, 2006	18.40	(0.02)	0.41	0.39	-	-	-	18.79	2.12%	30	33.40%	1.84	%(b)	(31.86)%	(0.30)%	100.62%

46 Financial Highlights

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47

Financial Highlights (continued)

														Ratio of net investment
		Income from investment operations			Less dividends and		distributions				Ratio of expenses			income/(loss)
											to average net assets(d)			to average net assets(d)
												After			After
											Before	contractual		Before	contractual
											expense	expense		expense	expense
											limitation/	limitation/		limitation/	limitation/
											recoupment	recoupment		recoupment	recoupment
	Net asset	Net	Net realized		Dividends	Distributions	Total	Net asset		Net assets,	and transfer	and transfer		and transfer	and transfer
	value,	investment	and unrealized	Total from	from net	from net	dividends	value,		end of	agent	agent		agent	agent		Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	and	end of	Total	period (in	earnings	earnings		earnings	earnings		turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	period	return*	thousands)	credit	credit		credit	credit		rate(a)

ICON International Equity Fund
Class S
Year Ended September 30, 2010	$11.27	$0.12	$1.08	$1.20	$(0.21)	$-	$(0.21)	$12.26	10.78%	$32,424	1.42%	1.42	%(b)	1.08%	1.08%		111.29%
Year Ended September 30, 2009	10.84	0.13	0.30	0.43	-	-	-	11.27	3.97%	35,748	1.34%	1.34	%(b)(e)	1.42%	1.42	%(f)	182.73%
January 25, 2008 (inception) to September 30, 2008	15.25	0.20	(4.61)	(4.41)	-	-	-	10.84	(28.92)%	1,515	1.62%	1.62	%(b)	2.08%	2.08%		188.73%
Class I
Year Ended September 30, 2010	10.97	0.07	1.06	1.13	(0.16)	-	(0.16)	11.94	10.44%	36,993	1.84%	1.80	%(b)	0.63%	0.66%		111.29%
Year Ended September 30, 2009	10.71	0.05	0.37	0.42	(0.16)	-	(0.16)	10.97	4.60%	36,860	1.76%	1.76	%(b)(e)	0.59%	0.59	%(f)	182.73%
Year Ended September 30, 2008	20.09	0.22	(7.48)	(7.26)	(0.13)	(1.99)	(2.12)	10.71	(39.85)%	110,029	1.55%	1.55	%(b)	1.39%	1.39%		188.73%
Year Ended September 30, 2007	14.94	0.18	5.63	5.81	- (c)	(0.66)	(0.66)	20.09	40.11%	170,383	1.54%	1.54	%(b)	1.02%	1.03%		132.30%
Year Ended September 30, 2006	12.91	0.09	2.57	2.66	(0.01)	(0.62)	(0.63)	14.94	21.20%	76,454	1.71%	1.71	%(b)	0.59%	0.59%		129.31%
Class C
Year Ended September 30, 2010	10.40	(0.01)	1.01	1.00	(0.10)	-	(0.10)	11.30	9.65%	13,990	2.69%	2.55	%(b)	(0.21)%	(0.07)%		111.29%
Year Ended September 30, 2009	10.10	- (c)	0.36	0.36	(0.06)	-	(0.06)	10.40	3.79%	15,774	2.64%	2.55	%(b)(e)	(0.13)%	(0.04	)%(f)	182.73%
Year Ended September 30, 2008	19.09	0.07	(7.07)	(7.00)	- (c)	(1.99)	(1.99)	10.10	(40.38)%	22,194	2.44%	2.44	%(b)	0.47%	0.47%		188.73%
Year Ended September 30, 2007	14.36	- (c)	5.39	5.39	-	(0.66)	(0.66)	19.09	38.74%	29,274	2.57%	2.56	%(b)	(0.04)%	(0.03)%		132.30%
Year Ended September 30, 2006	12.53	(0.03)	2.48	2.45	-	(0.62)	(0.62)	14.36	20.09%	13,899	2.76%	2.54	%(b)	(0.39)%	(0.18)%		129.31%
Class Z
Year Ended September 30, 2010	11.13	0.13	1.06	1.19	(0.21)	-	(0.21)	12.11	10.87%	12,806	1.43%	1.36	%(b)	1.06%	1.12%		111.29%
Year Ended September 30, 2009	10.87	0.11	0.35	0.46	(0.20)	-	(0.20)	11.13	5.16%	29,437	1.43%	1.25	%(b)(e)	1.07%	1.25	%(f)	182.73%
Year Ended September 30, 2008	20.34	0.22	(7.53)	(7.31)	(0.17)	(1.99)	(2.16)	10.87	(39.66)%	13,580	1.27%	1.27	%(b)	1.31%	1.31%		188.73%
Year Ended September 30, 2007	15.07	0.20	5.73	5.93	-	(0.66)	(0.66)	20.34	40.56%	37,619	1.26%	1.26	%(b)	1.16%	1.16%		132.30%
Year Ended September 30, 2006	13.00	0.09	2.63	2.72	(0.03)	(0.62)	(0.65)	15.07	21.54%	28,295	1.41%	1.40	%(b)	0.60%	0.61%		129.31%
Class A
Year Ended September 30, 2010	11.07	0.08	1.06	1.14	(0.17)	-	(0.17)	12.04	10.38%	5,358	2.16%	1.80	%(b)	0.33%	0.68%		111.29%
Year Ended September 30, 2009	10.78	0.06	0.37	0.43	(0.14)	-	(0.14)	11.07	4.65%	5,214	2.08%	1.80	%(b)(e)	0.42%	0.70	%(f)	182.73%
Year Ended September 30, 2008	20.24	0.18	(7.52)	(7.34)	(0.13)	(1.99)	(2.12)	10.78	(39.95)%	7,001	1.73%	1.73	%(b)	1.17%	1.17%		188.73%
Year Ended September 30, 2007	15.06	0.17	5.67	5.84	-	(0.66)	(0.66)	20.24	39.97%	6,744	1.70%	1.69	%(b)	0.98%	0.99%		132.30%
May 31, 2006 (inception) to September 30, 2006	15.17	0.03	(0.14)	(0.11)	-	-	-	15.06	(0.73)%	88	19.13%	1.79	%(b)	(16.62)%	0.72%		129.31%
Class Q
Year Ended September 30, 2010	11.11	0.11	1.08	1.19	(0.20)	-	(0.20)	12.10	10.88%	8,621	1.45%	1.45	%(b)	1.01%	1.01%		111.29%
Year Ended September 30, 2009	10.86	0.10	0.35	0.45	(0.20)	-	(0.20)	11.11	4.97%	8,690	1.41%	1.40	%(b)(e)	1.11%	1.12	%(f)	182.73%
January 28, 2008 (inception) to September 30, 2008	15.44	0.23	(4.81)	(4.58)	-	-	-	10.86	(29.66)%	12,072	1.31%	1.31	%(b)	2.36%	2.36%		188.73%

(x)	Calculated using the average share method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class I shares were closed and liquidated on September 30, 2010.
(a)	Not annualized.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including interest expense.
(c)	Amount less than $0.005.
(d)	Annualized for periods less than a year.
(e)	The ratio of expenses to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.29%, 1.73%, 2.52%, 1.25%, 1.76% and 1.37% for Class S, Class I, Class C, Class Z, Class A and Class Q, respectively.
(f)	The ratio of net investment income/(loss) to average net assets after the contractual expense limitation and voluntary expense waiver and transfer agent earnings credit is 1.47%, 0.62%, (0.01%), 1.25%, 0.74% and 1.15% for Class S, Class I, Class C, Class Z, Class A and Class Q, respectively.

The accompanying notes are an integral part of the financial statements.

48 Financial Highlights

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49

Notes to Financial Statements
September 30, 2010

1. Organization

The ICON Asia-Pacific Region Fund (“Asia-Pacific Region Fund”), ICON Europe Fund (“Europe Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund each have three classes of shares: Class S, Class C, and Class A. Class Z shares of the Asia-Pacific Region Fund and Class I and Z shares of the Europe Fund closed on September 15, 2010. Class I shares of the Asia-Pacific Region Fund closed on September 30, 2010. The International Equity Fund has six classes of shares: Class S, Class I, Class C, Class Z, Class A, and Class Q. Class Q shares are closed to new investors. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fourteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and the Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information

50 Notes to Financial Statements

in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

The Asia-Pacific Region Fund has a significant weighting in Japan which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect that country.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the

Notes to Financial Statements 51

Notes to Financial Statements (continued)

pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

52 Notes to Financial Statements

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2010:

		Level 2
		Investments
		in Securities
	Level 1	and Forward	Liabilities for
	Investments	Foreign Currency	Forward Foreign
	in Securities	Contracts	Currency Contracts

ICON Asia-Pacific Region Fund
Common Stock
Hong Kong	$-	$6,855,306	$-
China	336,576	11,255,882	-
Japan	-	18,341,782	-
Korea	-	11,112,448	-
India	-	6,364,529	-
Australia	-	5,805,302	-
Other Countries	-	11,825,871	-
Collateral for Securities on Loan	-	13,461,291	-
Short-Term Investments	-	1,793,143	-
Forward Foreign Currency Contracts	-	299,849	(74,993)

Total	$336,576	$87,115,403	$(74,993)

Notes to Financial Statements 53

Notes to Financial Statements (continued)

		Level 2
		Investments
		in Securities
	Level 1	and Forward	Liabilities for
	Investments	Foreign Currency	Forward Foreign
	in Securities	Contracts	Currency Contracts

ICON Europe Fund
Common Stock
United Kingdom	$-	$8,915,734	$-
Germany	361,081	7,368,211	-
Switzerland	-	7,265,171	-
France	-	7,131,225	-
Belgium	-	3,247,257	-
Other Countries	170,100	13,187,703	-
Rights	22,056	-	-
Collateral for Securities on Loan	-	3,200,415	-
Short-Term Investments	-	956,387	-
Forward Foreign Currency Contracts	-	1,524,999	(1,745,788)

Total	$553,237	$52,797,102	$(1,745,788)

ICON International Equity Fund
Common Stock
Hong Kong	$-	$10,723,954	$-
China	377,609	7,485,529	-
Korea	-	12,078,843	-
Canada	8,852,533	-	-
France	-	7,600,581	-
Germany	-	6,475,811	-
United Kingdom	-	7,216,612	-
Japan	-	5,926,726	-
India	-	5,688,327	-
Other Countries	6,084,048	23,226,990	-
Preferred Stock			-
Brazil	5,967,791	-	-
Rights	24,569	-	-
Collateral for Securities on Loan	-	9,154,966	-
Short-Term Investments	-	227,760	-
Forward Foreign Currency Contracts	-	1,849,496	(1,537,023)

Total	$21,306,550	$97,655,595	$(1,537,023)

There were no Level 3 securities held in any of the Funds at September 30, 2010.

For the year ended September 30, 2010, there was no significant transfer activity between Level 1 and Level 2.

54 Notes to Financial Statements

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds’ use of derivatives for the year ended September 30, 2010 was limited to forward foreign currency contracts.

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2010, the Asia-Pacific Region Fund, Europe Fund and International Equity Fund had outstanding

Notes to Financial Statements 55

Notes to Financial Statements (continued)

forward foreign currency contracts that are listed on the Schedule of Investments.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives not accounted for as	Liabilities	Fair	Liabilities	Fair
hedging instruments	Location	Value	Location	Value

Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund	Unrealized appreciation on forward foreign	$299,849	Unrealized depreciation	$74,993
ICON Europe Fund		1,524,999	on forward foreign	1,745,788
ICON International Equity Fund	currency contracts	1,849,496	currency contracts	1,537,023

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Foreign exchange contracts
Foreign exchange risk
ICON Asia-Pacific Region Fund	Net realized gain/(loss) from	$237,979
ICON Europe Fund	foreign currency transactions	(387,784)
ICON International Equity Fund		(99,790)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Foreign exchange contracts
Foreign exchange risk	Change in unrealized net
ICON Asia-Pacific Region Fund	appreciation/(depreciation) on	$483,391
ICON Europe Fund	investments and foreign	(354,934)
ICON International Equity Fund	currency translations	325,551

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended September 30, 2010.

56 Notes to Financial Statements

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

As of September 30, 2010, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Asia-Pacific Region Fund	$12,810,319	$13,461,291
ICON Europe Fund	3,051,568	3,200,415
ICON International Equity Fund	8,760,476	9,154,966

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2010. It may also include collateral received from the pre-funding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Notes to Financial Statements 57

Notes to Financial Statements (continued)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a tax on capital gains which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

58 Notes to Financial Statements

Allocation of Income and Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included in Other Expenses on the Statement of Operations:

		Printing
	Legal	And Postage
Fund	Expense	Expense

ICON Asia-Pacific Region Fund
Class S	$7,588	$36,622
Class I*	8	37
Class C	44	216
Class Z*	1	4
Class A	85	417
ICON Europe Fund
Class S	5,142	22,835
Class I*	-	2
Class C	7	34
Class Z*	-	2
Class A	15	62
ICON International Equity Fund
Class S	3,448	11,824
Class I	3,824	13,473
Class C	1,504	5,170
Class Z	1,846	5,075
Class A	539	1,842
Class Q	859	3,018

*	Class Z shares of ICON Asia-Pacific Region Fund and Class I and Z shares of the ICON Europe fund were closed and liquidated on September 15, 2010. Class I shares of the ICON Asia-Pacific Region Fund was closed and liquidated on September 30, 2010.

Notes to Financial Statements 59

Notes to Financial Statements (continued)

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class I	Class C	Class Z	Class A	Class Q

ICON Asia-Pacific Region Fund	-	1.80%	2.55%	N/A	1.80%	N/A
ICON Europe Fund	-	N/A	2.55%	N/A	1.80%	N/A
ICON International Equity Fund	1.80%	1.80%	2.55%	1.55%	1.80%	1.55%

Effective January 25, 2010 the expense limitation for the Class Z shares of the ICON International Equity Fund increased from 1.25% to 1.55%.

The Funds’ expense limitations will continue in effect until at least January 31, 2021. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2010 the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2011	2012	2013

ICON Asia-Pacific Region Fund	$15,723	$27,778	$47,207
ICON Europe Fund	16,533	26,513	42,776
ICON International Equity Fund	-	61,349	63,508

Accounting, Custody and Transfer Agent Fees

As of April 1, 2010, State Street Bank and Trust Company, (“State Street”) became the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to April 1, 2010, the fund accounting agent for the funds was Citi

60 Notes to Financial Statements

Fund Services Ohio, Inc. (“Citi”). The Trust paid Citi fees that were calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust.

As of March 29, 2010, State Street became the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses. Prior to March 29, 2010, Brown Brothers Harriman (“BBH”) was the custodian of the Trust’s investments. For its custodial services, the Trust paid BBH asset-based fees that varied according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. During the year ended September 30, 2010, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

As of April 1, 2010, ICON Advisers entered into a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to April 1, 2010, Citi assisted ICON Advisers with the administration

Notes to Financial Statements 61

Notes to Financial Statements (continued)

and business affairs of the Trust. ICON Advisers paid Citi a fee that was calculated daily and paid monthly at an annual rate based on the average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds. For the year ended September 30, 2010, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, have been used to offset various shareholder servicing costs incurred by ICON Advisers. For the year ended September 30, 2010, this amount was $6,911.

4. Borrowings

As of March 29, 2010, the Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2010 was 1.62%.

62 Notes to Financial Statements

Prior to March 29, 2010, the Funds entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests.

Average Borrowing
Fund	(10/1/09-9/30/10)

ICON Asia-Pacific Region Fund	$3,237,023
ICON Europe Fund	143,803
ICON International Equity Fund	902,412

None of the Funds had outstanding borrowings as of September 30, 2010.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

		Proceeds
	Purchases of	from Sales
Fund	Securities	of Securities

ICON Asia-Pacific Region Fund	$75,658,583	$118,987,072
ICON Europe Fund	51,706,945	59,788,053
ICON International Equity Fund	127,910,956	157,511,562

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2010 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

Notes to Financial Statements 63

Notes to Financial Statements (continued)

For the year ended September 30, 2010 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Asia-Pacific Region Fund	$20,592,923	2017
ICON Europe Fund	28,735,751	2017
	26,614,409	2018
ICON International Equity Fund	65,091,860	2017
	27,012,993	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2010, the Asia-Pacific Region Fund utilized $4,112,906 of capital loss carryforwards.

For the year ended September 30, 2010, the Funds will elect to defer post October currency losses of:

Post October
Fund	Losses

ICON Asia-Pacific Region Fund	$204,339

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

	Distributions	Total
	Paid From	Distributions
Fund	Ordinary Income	Paid

ICON Asia-Pacific Region Fund	$2,060,793	$2,060,793
ICON Europe Fund	492,931	492,931
ICON International Equity Fund	2,052,670	2,052,670

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions	Total
	Paid From	Distributions
Fund	Ordinary Income	Paid

ICON Asia-Pacific Region Fund	$769,624	$769,624
ICON Europe Fund	1,823,583	1,823,583
ICON International Equity Fund	2,306,513	2,306,513

64 Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Accumulated	Capital and	Appreciation/	Earnings/
Fund	Income	Earnings	Other Losses	(Depreciation)*	(Deficit)

ICON Asia-Pacific Region Fund	$-	$-	$(20,797,262)	$11,371,372	$(9,425,890)
ICON Europe Fund	455,186	455,186	(55,350,160)	3,646,197	(51,248,777)
ICON International Equity Fund	401,402	401,402	(92,104,853)	9,526,710	(82,176,741)

*	Differences between the book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2010, cost for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

				Net
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Asia-Pacific Region Fund	$75,734,137	$12,686,422	$1,268,429	$11,417,993
ICON Europe Fund	48,183,310	5,662,517	2,020,487	3,642,030
ICON International Equity Fund	107,518,337	13,417,209	3,822,897	9,594,312

7. Subsequent Event

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require disclosure in the Funds’ financial statements.

Notes to Financial Statements 65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2010

66 Report of Accounting Firm

Six Month Hypothetical Expense Example
September 30, 2010 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/10-9/30/10).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

Expense Example 67

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/10	9/30/10	4/1/10-9/30/10*	4/1/10-9/30/10

ICON Asia-Pacific Region Fund
Class S
Actual Expenses	$1,000.00	$1,078.60	$9.42	1.81%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.01	9.13
Class I**
Actual Expenses	1,000.00	1,076.80	9.40	1.81%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.01	9.13
Class C
Actual Expenses	1,000.00	1,074.10	13.26	2.55%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.28	12.86
Class A
Actual Expenses	1,000.00	1,078.60	9.43	1.81%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.00	9.14
ICON Europe Fund
Class S
Actual Expenses	1,000.00	1,018.10	8.38	1.66%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.76	8.37
Class C
Actual Expenses	1,000.00	1,014.30	12.89	2.55%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.27	12.88
Class A
Actual Expenses	1,000.00	1,018.00	9.12	1.80%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.03	9.11

68 Expense Example

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/10	9/30/10	4/1/10-9/30/10*	4/1/10-9/30/10

ICON International Equity Fund
Class S
Actual Expenses	$1,000.00	$1,026.80	$7.65	1.51%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.52	7.62
Class I
Actual Expenses	1,000.00	1,025.80	9.42	1.85%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.77	9.37
Class C
Actual Expenses	1,000.00	1,022.60	12.95	2.55%
Hypothetical Example (5% return before expenses)	1,000.00	1,012.27	12.88
Class Z
Actual Expenses	1,000.00	1,027.10	7.42	1.46%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.75	7.39
Class A
Actual Expenses	1,000.00	1,026.40	9.17	1.80%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.02	9.12
Class Q
Actual Expenses	1,000.00	1,028.00	7.82	1.54%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.35	7.78

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Class I shares of the ICON Asia-Pacific Region Fund closed and liquidated on September 30, 2010.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Expense Example 69

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 59, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 60. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present). Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present) and Dentegra Group, Inc, an insurance holding company (2010 to present). Mr. Bergert was a Director of Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 63. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

70 Trustees and Officers

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 62. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008). Mr. Scott was Senior Vice President-Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). Mr. Scott was also a member of the faculty of the University Of Denver College Of Law (1980 to 2000).

R. Michael Sentel, 62. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 59. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 61. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief

Trustees and Officers 71

Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 32. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 57. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 31. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

72 Trustees and Officers

Other Information (unaudited)

Renewal of Investment Advisory Agreements

On August 9, 2010, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) - the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2010.

In determining to renew the Advisory Agreements the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON. The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). Management also provided an AthenaInvest investment style analysis relating to the Funds. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical

Other Information 73

information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreements.

During the discussion, the Lipper report was discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets over the past year have been very volatile; that when the market is volatile, relative strength readings are also volatile; that volatility has affected ICON’s performance; and that this had been the case for much of the last year for the Funds. It was also noted that poor quality stocks with low relative strength lead the market whereas higher quality stocks with higher relative strength have not performed as well; and that the market volatility and the relative strength component to our methodology have produced mixed results. In this regard it was noted that many other value managers have had challenges in this market. In the discussion, the Adviser advised that it continues to believe the adjustments to its system have been functioning as intended, and as this period of volatility stabilizes the funds will benefit; and that the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

74 Other Information

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to reimburse expenses of the Funds from time to time, in connection with the contractual expense limitation agreement, to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past two and a half years, to relative poor Fund performance (prior to the adjustment to the Advisers system in early 2009), and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of

Other Information 75

similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. ICON has contractually committed to break points in it fees of the Sector Funds so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A. ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory

76 Other Information

Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Asia-Pacific Region Fund	-
ICON Europe Fund	-
ICON International Fund	-

For the fiscal year ended September 30, 2010, the following funds paid qualified dividend income:

Fund	Amount

ICON Asia-Pacific Region Fund	37%
ICON Europe Fund	29%
ICON International Fund	77%

The Funds had no long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

Other Information 77

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

78 Other Information

ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Funds Privacy Information 79

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?
We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

80 Funds Privacy Information

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2010 Annual Report
ICON Sector Funds
Investment Update

ICON Consumer Discretionary Fund
ICON Energy Fund
ICON Financial Fund
ICON Healthcare Fund
ICON Industrials Fund
ICON Information Technology Fund
ICON Leisure and Consumer Staples Fund
ICON Materials Fund
ICON Telecommunication & Utilities Fund

1-800-764-0442 ïwww.iconfunds.com
AR-SECT-10 K11881

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442  •  www.iconfunds.com

About This Report (unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2010 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical, quantitative approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

2 About This Report

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes.

About This Report 3

Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•	The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

Index returns and statistical data included in this Report are provided by Bloomberg and FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 About This Report

Message From ICON Funds

Dear Shareholder,

Although ICON’s fiscal year ended September 30, 2010, I write this letter in early November, pleased to report on the continued market rally that began in 2009. Between October 31, 2009 and October 31, 2010, the S&P 1500 Composite Index, a broad measure of the U.S. stock market, gained 17.7%. From October 31, 2008 to October 31, 2010, the S&P 1500 gained 29.8%. On the international side, the MSCI AWCI (ex- U.S.) gained 52.4% over the two years ended October 31, 2010 and 13.1% over the last 12 months. These rates of return are generally above historic averages for 12- or 24-month periods.

ICON’s valuation readings during fiscal year 2010 led us to minimize cash in our funds, allowing us to participate in the general market advance. If you are receiving this letter, you own an ICON Fund and we are pleased to report that you most likely participated in the market advance along with our other shareholders.

While stock prices continued to advance last year, mutual fund investors evidently remain skeptical about the prospects for equities. Nationwide, many investors have been redeeming their equity mutual funds and moving some of the proceeds into bond funds. This periodic but significant equity sell-off has made for a choppy, volatile upward trend in the overall market. What I said a year ago in our annual shareholder letter remains true today: we see valuation readings approaching levels not seen since late 2007, and we believe these valuations will take stock prices higher. Moreover, last year I reported that between September 30 through October 10, 2008, the S&P 1500 Index dropped 22.9% in eight trading days. Could the . . . recovery be a mirror image of the . . . collapse, with an equally dramatic upside? It’s possible, but unlikely in our opinion. Instead, a path of two steps forward and one step back is more likely. There remain a lot of jittery, skeptical investors who use advances as an opportunity to exit. To move higher, the market has to absorb or “take out” their shares. While valuations may justify price levels back to those seen at the peak in 2007, the path for stock prices may be a grind.

In retrospect, and in my opinion, this two steps forward/one step back rally is exactly what happened during fiscal year 2010. Prices moved higher and jittery investors helped create a volatile setting by selling into those market advances. As we said a year ago, the market had to absorb or “take out” anxious sellers in order to move higher. We expect more of the same over the next year as we still see domestic and international stocks to be priced far below our estimate of fair value. That value gap is the reason we

Message From ICON Funds 5

anticipate prices will advance, while our expectations for future volatility are based on our belief that the remaining jittery investors will sell into the advance. We believe the sellers will look back in a few years and regret their move out of equities.

The sell-offs and volatility of fiscal year 2010 resulted in dramatic industry theme reversals. Some industries led the market higher for six to eight weeks, only to get pummeled when the market subsequently, though temporarily, retreated. This has been a difficult setting for the ICON system, which is designed to identify and capture industry themes typically lasting one to two years. We believe the choppiness that distinguished the last 12- to 24-months is the temporary consequence of investors who are looking in their rear view mirrors and seeing the declines of 2007 - 2009. As we put that setting further behind us, the volatility and choppy nature of the recent advance will subside and we expect to return to a period characterized by the one- to two-year industry themes we’ve seen in the past.

Anecdotally, it seems investors have avoided equities and missed out on gains during the last two years for a variety of reasons, though at ICON we’ve seen timorous or would-be investors express these same anxieties time and again. Some investors worry about the unemployment rate and the fact that it hasn’t declined satisfactorily for them. Others worry about the federal government’s budget deficit, without being able to explain whether or how the deficit impacts the stock market. They just don’t like deficits. Some worry about inflation and deflation at the same time. Still others believe the excess supply of housing is of paramount concern. Many would-be investors worry about the consumer’s ability and willingness to spend in the future. Finally, some believe a weak dollar and staggering gold prices justify waiting on the sidelines.

While we understand these concerns, we contend they are not reason enough to stay out of the market. Barely four months ago, when the Dow Jones Industrial Average was roughly 1500 points lower than it was at the end of October, ICON had an overall value-to-price ratio (“V/P”) for domestic and international stocks in the 1.35 range. That is an extreme V/P by historical standards and suggests to us the worries listed above are already built into the market. That’s why stock prices were inexpensive, relatively speaking. Even after the rally through late October, our U.S. V/P is 1.17 and our international V/P is 1.27, suggesting bargains may be found both domestically and internationally. Over the last two years, our valuation readings have proven to be a much better guide for us than chasing the “worry of the week.”

In summary, it appears to me that the ‘two steps forward/one step back’ recovery will continue. There is an old investment saying that “Wall Street

6 Message From ICON Funds

climbs a wall of worry.” At this point, our valuation readings suggest to us stock prices will chart a path to scale that wall. Thank you for climbing it with us.

Yours truly,

Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Message From ICON Funds 7

Class S ICCCX
Class C ICCEX
Class A ICCAX

Management Overview
ICON Consumer Discretionary Fund

Q.	How did the Fund Perform relative to its benchmark?

A.	The Fund underperformed its benchmark for the period. The Fund’s Class S shares rose 20.61%, while the benchmark S&P 1500 Consumer Discretionary Index rose 22.93%.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Despite ongoing macro economic problems, Consumer Discretionary stocks moved significantly higher over the period. With the unemployment rate rising to 10.1% and access to credit remaining tight, retail sales nonetheless managed to move steadily higher over the period off their late 2008 collapse.

Consumer confidence also held steady as measured by the Consumer Board Confidence Index. This Index, which goes back to 1968 and surveys individuals about their confidence in the economy six months forward, ended the period at a value of 48.50. To put that number into context, the Index hit its all time low of 25.30 in February 2009 just before the stock market began its explosive rally in March of that same year. By May 2009 it had risen to 54.80 before dropping to 46.40 in February 2010. Although the Index closed the period well below its historical average of 94.40 it did remain well above its February 2009 low and higher than its February 2010 level. The stabilization in this Index may have positively impacted the market’s view of the sector.

It appeared the market began scooping up consumer related issues in anticipation of improving consumer spending. The Consumer Discretionary sector led the 10 sectors tracked by Standard & Poor’s over the period. While the Fund participated in most of the strong rally in this sector, the extreme volatility in the market was problematic for ICON’s relative strength investment component. We use relative strength to complement our value based investment methodology. We believe relative strength helps us identify industries that display leadership compared to the broader market over a six-month period. In market settings with extreme volatility, however, industry leadership can change rapidly, creating a difficult environment for ICON’s investment methodology.

Market conditions were volatile over the course of the fiscal year and Consumer Discretionary holdings were even more erratic than the market as a whole. For the 12-months ended September 30, 2010, the beta for

8 Management Overview

the S&P 1500 Consumer Discretionary Index was 1.20 versus the broad based S&P 1500 Index. Thus, the sector was quite volatile even relative to the already volatile market. In this setting, sharp, quick industry reversals are not uncommon and these abrupt changes had a negative impact on the Fund’s performance. That said, the Fund was significantly less volatile than its benchmark, the S&P 1500 Consumer Discretionary Index, with a beta of .74 for the period. As a result, the Fund generated a positive alpha for the fiscal year even though it slightly underperformed its benchmark on an absolute basis.

Q.	How did the Fund’s Composition affect performance?

A.	At ICON we focus on industry selection based on value and relative strength. When we identify industries we believe have value and are leading the market higher, we naturally tilt our sector fund to those industries. Within the Consumer Discretionary Fund we track 24 separate industries. Over the past year, over- and underweight industry positions had a significant impact on the Fund’s performance relative to its benchmark.

On the positive side, there were a number of industries that performed well relative to the S&P 1500 Consumer Discretionary Composite Index. The Fund was overweight the apparel retail industry by about 10% for the period. This concentrated position contributed about 2% percent to the Fund’s relative performance. Another significantly overweight industry was general merchandise stores. This industry was about 11% overweight relative to the benchmark. The concentrated position contributed about 1% to the Fund’s relative performance.

On an absolute basis, the apparel retail and general merchandise industries made up about 32% of the Fund on average during the fiscal year. Thus, the concentrated positions in these two industries paid off. Other large industry positions that contributed to positive relative performance were automotive retail and footwear. These two positions accounted for about 17% of the Fund on average for the period and contributed approximately .84% to relative performance.

On the flipside, there were also a number of industry positions that detracted from the Fund’s relative performance. Some of those industries included home improvement retail, advertising, education services and computer & electronics retail. These industries combined accounted for about 14% of the Fund on average for the period. They detracted about 2.6% from relative Fund performance. The Fund’s position in the internet retail industry detracted the most from relative performance. The position was about 5% underweight on average for the period relative to the

Management Overview 9

benchmark. The underweight position detracted about 1.6% from relative performance as the industry was up significantly over the period.

Investment Outlook

The average stock we track in the Consumer Discretionary sector was about 16% undervalued based on our model at the end of the fiscal period. Even with the significant gains in the sector over the past year, we still believe upside potential exists.

While macro economic conditions remain quite uncertain, our model suggests the market has punished Consumer Discretionary stocks too hard, pricing them below our estimation of their intrinsic value. With earnings growth rate estimates remaining strong for the sector, our bottom up stock by stock evaluation tells a different story than the top down macro economic fears that currently saturate the news headlines. As a result, we continue to see upside potential in the Consumer Discretionary sector. The Fund has maintained significant overweight positions in both the general merchandise stores and apparel retail industries. These industries begin the new fiscal period undervalued according to the ICON system, with about 40% and 25% upside potential respectively.

ICON Consumer Discretionary Fund
Industry Composition
September 30, 2010

General Merchandise Stores	17.4%
Apparel Retail	12.4%
Automotive Retail	10.1%
Restaurants	8.2%
Footwear	6.9%
Cable & Satellite	6.6%
Home Improvement Retail	6.0%
Advertising	5.3%
Household Appliances	3.9%
Housewares & Specialties	3.4%
Distributors	2.6%
Movies & Entertainment	2.6%
Apparel, Accessories & Luxury Goods	2.6%
Internet Retail	2.6%
Auto Parts & Equipment	2.5%
Homefurnishing Retail	2.2%
Industrial Machinery	2.2%
Personal Products	1.4%
Specialty Stores	1.3%

100.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund
Sector Composition
September 30, 2010

Consumer Discretionary	96.5%
Industrials	2.2%
Leisure and Consumer Staples	1.5%

100.2%

Percentages are based upon common stocks as a percentage of net assets.

10 Management Overview

ICON Consumer Discretionary Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Consumer Discretionary Fund - Class S	20.61%	-0.53%	3.69%	2.33%	1.63%	1.63%

S&P 1500 Consumer Discretionary Index	22.93%	1.67%	1.83%	4.96%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.06%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

ICON Consumer Discretionary Fund
Value of a $10,000 Investment
through September 30, 2010

		S&P 1500
	ICON Consumer	Consumer Discretionary	S&P Composite
	Discretionary Fund	Index	1500 Index
07/09/1997	10000.00	10000.00	10000.00
09/30/1997	10970.00	10924.60	10596.50
09/30/1998	7870.00	11942.90	11263.00
09/30/1999	9898.94	15968.10	14342.80
09/29/2000	9448.52	15824.50	16551.90
09/28/2001	9172.13	12530.40	12295.00
09/30/2002	10359.60	11536.90	9977.83
09/30/2003	12069.10	14244.40	12440.70
09/30/2004	13000.70	16388.60	14253.10
09/30/2005	13932.20	17469.30	16164.70
09/29/2006	14795.50	18760.00	17832.60
09/28/2007	15626.30	19871.10	20787.70
09/30/2008	11843.30	15311.00	16365.50
09/30/2009	11250.30	15437.80	15258.80
09/30/2010	13568.90	18978.40	16924.50

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 11

ICON Consumer Discretionary Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (100.2%)
2,900	Amazon.com, Inc.†(a)	$455,474
15,200	Arbitron, Inc.(a)	425,144
4,400	AutoZone, Inc.†(a)	1,007,204
9,200	Bed Bath & Beyond, Inc.†	399,372
9,500	Cablevision Systems Corp.	248,805
9,300	CEC Entertainment, Inc.†(a)	319,269
8,900	Comcast Corp., Class A(a)	160,912
8,900	Darden Restaurants, Inc.(a)	380,742
12,500	DIRECTV, Class A†(a)	520,375
20,700	Dollar Tree, Inc.†(a)	1,009,332
20,800	Family Dollar Stores, Inc.(a)	918,528
5,600	Fortune Brands, Inc.(a)	275,688
10,500	Genuine Parts Co.(a)	468,195
24,500	Home Depot, Inc.(a)	776,160
14,800	Johnson Controls, Inc.	451,400
12,849	JOS A. Bank Clothiers, Inc.†(a)	547,496
12,700	Lowe’s Cos., Inc.(a)	283,083
2,500	McDonald’s Corp.	186,275
4,800	Monro Muffler Brake, Inc.(a)	221,328
18,500	Newell Rubbermaid, Inc.(a)	329,485
9,020	Nike, Inc., Class B(a)	722,863
8,900	Nu Skin Enterprises, Inc., Class A(a)	256,320
10,500	O’Reilly Automotive, Inc.†(a)	558,600
13,000	Omnicom Group, Inc.(a)	513,240
11,000	Ross Stores, Inc.(a)	600,820
8,400	Snap-on, Inc.(a)	390,684
5,100	Stanley Black & Decker, Inc.	312,528
21,800	Target Corp.	1,164,992
14,600	Texas Roadhouse, Inc.†(a)	205,276
5,600	The Walt Disney Co.	185,416
4,400	Time Warner Cable, Inc.(a)	237,556
5,300	Time Warner, Inc.(a)	162,445
23,500	TJX Cos., Inc.(a)	1,048,805
5,600	Tractor Supply Co.(a)	222,096
5,700	V.F. Corp.(a)	461,814
3,200	Viacom, Inc., Class B(a)	115,808
4,700	Whirlpool Corp.(a)	380,512
17,200	Wolverine World Wide, Inc.(a)	498,972
7,800	Yum! Brands, Inc.	359,267

Total Common Stocks (Cost $16,335,912)		17,782,281

Collateral for Securities on Loan (28.9%)
5,122,939	State Street Navigator Prime Portfolio	5,122,939

Total Collateral for Securities on Loan (Cost $5,122,939)		5,122,939

12 Schedule of Investments

Shares or Principal Amount		Value

Short-Term Investments (2.4%)
$428,882	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	$428,882

Total Short-Term Investments (Cost $428,882)		428,882
Total Investments 131.5% (Cost $21,887,733)		23,334,102
Liabilities Less Other Assets (31.5)%		(5,584,427)

Net Assets 100.0%		$17,749,675

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

Schedule of Investments 13

Class S ICENX
Class C ICEEX
Class A ICEAX

Management Overview
ICON Energy Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2010, the ICON Energy Fund Class S returned -0.17%, lagging its sector-specific benchmark, the S&P 1500 Energy Index, which gained 5.20%, and its broad benchmark, the S&P Composite 1500 Index, which gained 10.92%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At least three separate disasters had a deleterious effect on the Energy Fund’s holdings, impacting performance. In April 2010, for example, Massey Energy accounted for nearly 3% of the Fund. When disaster struck Massey Energy’s Upper Big Branch Mine in West Virginia on April 5, the stock dropped over 11%. It would eventually lose nearly two-thirds of its value by June. The Fund likewise held Alliance Resource Partners, a security which lost over 20% of its value following a fatal accident at a coal mine operated by its subsidiary. While these events adversely affected two securities held by the Fund, the Macondo deepwater rig explosion in the Gulf of Mexico would have even greater consequences for Fund performance. At the time of the explosion, on April 20, 2010, the Energy Fund had positions in Transocean (which owned the oil rig (Transocean’s value plunged 21% within nine trading days of the disaster)), British Petroleum (which leased the rig (BP fell 17% in the same time frame)) and Halliburton (which installed part of the rig (Halliburton fell 9% in nine days)). The Fund closed out its positions in Transocean and BP in April and May respectively. Our methodology guided us to trim, but not eliminate entirely, our position in Halliburton.

In the wake of the Gulf of Mexico disaster, between April 23, 2010 and May 24, 2010, the S&P 1500 fell nearly 12%. The Energy Index was harder hit, however, falling almost 16%. The damage to the Energy sector was spread across the board and affected numerous positions held by the Fund.

The Fund was hindered also by the volatility in the price of crude oil. While the spot price of WTI crude rose just 13% between September 30, 2009 and September 30, 2010, the price fluctuated considerably during those 12-months. Uncertainty surrounding the strength of the economic recovery, coupled with a rising dollar led the price of oil to fall to $65.96 per barrel on the 24th of May. Just six weeks earlier, oil reached its high for the year to date at $86.84 per barrel. As the US dollar fell

14 Management Overview

and anxieties over a double dip recession abated, oil gained 21% off the May lows to close at $79.97 a barrel. The Energy Index, by comparison, rose less than 9% between May 24, 2010 and the end of the Fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	Two industries in particular contributed negatively to the Fund’s relative performance: oil & gas drilling and oil & gas equipment and services. In the wake of the Gulf of Mexico oil spill, the United States government issued a moratorium on off-shore drilling and otherwise reevaluated the oil and gas drilling regulatory landscape. The Fund was adversely affected because of its exposure to certain companies within this industry. The Fund suffered also because of its limited exposure to companies in the oil & gas equipment and services industry, an industry that gained a weighted average of 11.31% in the S&P 1500 Energy Index during the fiscal year.

The Fund’s tilt toward the coal & consumable fuels industry made the greatest contribution to performance, regulatory scrutiny notwithstanding. The Fund was overweight this industry, with a weighted average holding during the fiscal year of approximately 6% compared to the Energy Index’s 2.4% average. The coal & consumable fuels stocks in our portfolio generated an approximate 28% return for the Fund - more than double this industry’s returns for the Energy Index. On the other hand, the Fund’s overweight position in oil & gas refining & marketing proved to be a drag on performance.

Finally, the Fund’s use of derivatives contributed to overall performance. Over the course of the fiscal year, as we saw value thin in the Energy sector, the Fund established defensive put positions in an effort to offset some of the effects of a market downturn. The Fund bought puts on ETFs and individual stocks and while this strategy may have sacrificed some upside potential, the Fund nonetheless benefited from the put positions.

Q.	What is your investment outlook for the Energy sector?

A.	We remain optimistic about the growth potential in the Energy space. According to our calculations, as of fiscal year-end the Energy sector has an overall value-to-price ratio of 1.26, suggesting that fair value for Energy stocks as a whole is roughly 26% higher than where prices are currently trading. We believe this valuation provides a great opportunity for the Energy sector in general and the Energy Fund in particular. Accordingly, we remain fully invested, although we are prepared to respond appropriately if our valuations change.

Management Overview 15

ICON Energy Fund
Industry Composition
September 30, 2010

Integrated Oil & Gas	45.0%
Oil & Gas Equipment & Services	22.0%
Coal & Consumable Fuels	10.1%
Oil & Gas Exploration & Production	6.3%
Oil & Gas Drilling	4.2%
Oil & Gas Storage & Transportation	4.1%
Oil & Gas Refining & Marketing	3.4%
Construction & Engineering	1.8%
Diversified Metals & Mining	1.6%
Railroads	1.0%

99.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund
Sector Composition
September 30, 2010

Energy	95.1%
Industrials	2.8%
Materials	1.6%

99.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	11/5/97	Ratio*	Ratio*
ICON Energy Fund - Class S	-0.17%	3.18%	12.59%	12.11%	1.24%	1.24%

S&P 1500 Energy Index	5.20%	2.64%	8.22%	8.33%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	3.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

16 Management Overview

ICON Energy Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Energy	S&P 1500	S&P Composite
	Fund	Energy Index	1500 Index
11/05/1997	10000.00	10000.00	10000.00
09/30/1998	6350.00	8972.86	10680.60
09/30/1999	8082.13	10707.30	13601.00
09/29/2000	13358.80	12744.80	15695.90
09/28/2001	12485.80	10774.30	11659.10
09/30/2002	13114.00	9668.83	9461.83
09/30/2003	15174.10	11244.30	11797.40
09/30/2004	24156.70	16445.40	13516.00
09/30/2005	37392.50	24660.80	15328.80
09/29/2006	36340.80	25266.30	16910.40
09/28/2007	52213.20	36045.50	19712.70
09/30/2008	44568.60	31199.70	15519.20
09/30/2009	43796.90	26700.70	14469.70
09/30/2010	43724.10	28088.10	16049.30

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 17

ICON Energy Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.5%)
249,400	Alliance Resource Partners, L.P.	$14,549,996
141,800	Alpha Natural Resources, Inc.†	5,835,070
171,900	Apache Corp.	16,804,944
157,300	Arch Coal, Inc.	4,201,483
147,300	Baker Hughes, Inc.	6,274,980
1,012,200	Chevron Corp.	82,038,810
40,100	CNOOC, Ltd., ADR(a)	7,791,430
996,900	ConocoPhillips	57,251,967
79,400	Consol Energy, Inc.	2,934,624
116,000	Core Laboratories(a)	10,212,640
144,900	Dresser-Rand Group, Inc.†	5,345,361
85,700	Ensco PLC, ADR	3,833,361
818,700	Exxon Mobil Corp.	50,587,473
71,900	Gulfmark Offshore, Inc., Class A†(a)	2,208,768
640,400	Halliburton Co.	21,178,028
128,500	Helmerich & Payne, Inc.	5,199,110
129,200	Hess Corp.	7,638,304
152,700	Holly Corp.(a)	4,390,125
91,700	Hornbeck Offshore Services, Inc.†(a)	1,787,233
375,500	KBR, Inc.	9,252,320
240,600	Marathon Oil Corp.	7,963,860
316,000	Massey Energy Co.	9,802,320
27,500	Matrix Service Co.†	240,625
152,200	Murphy Oil Corp.	9,424,224
253,700	National Oilwell Varco, Inc.	11,282,039
100,500	Noble Energy, Inc.(a)	7,546,545
87,200	Norfolk Southern Corp.	5,189,272
188,100	Occidental Petroleum Corp.	14,728,230
99,000	Oil States International, Inc.†	4,608,450
289,200	Peabody Energy Corp.	14,173,692
197,400	Pride International, Inc.†	5,809,482
64,900	Rowan Cos., Inc.†	1,970,364
569,700	Schlumberger, Ltd.	35,099,217
80,200	Ship Finance International, Ltd.(a)	1,558,286
255,700	Southern Union Co.	6,152,142
239,200	Spectra Energy Corp.	5,393,960
168,200	Superior Energy Services, Inc.†(a)	4,489,258
474,200	Tesoro Corp.†	6,335,312
104,500	Tidewater, Inc.(a)	4,682,645
108,000	TransCanada Corp.(a)	4,008,960
72,400	Transocean, Ltd.†	4,654,596
229,900	Valero Energy Corp.	4,025,549
101,700	Walter Energy, Inc.	8,267,193
291,800	Weatherford International, Ltd.†	4,989,780
183,000	Williams Cos., Inc.	3,497,130
97,200	World Fuel Services Corp.	2,528,171

Total Common Stocks (Cost $485,482,004)		507,737,329

18 Schedule of Investments

Underlying Security/
Expiration Date/
Exercise Price	Contracts	Value

Call Option Purchased (0.1%)
BP PLC, January 2011, $36.00	900	$571,500

Total Call Options Purchased (Cost $576,144)		571,500

Shares or Principal Amount		Value

Collateral for Securities on Loan (6.0%)
30,355,309	State Street Navigator Prime Portfolio	$30,355,309

Total Collateral for Securities on Loan (Cost $30,355,309)		30,355,309

Short-Term Investments (0.2%)
$1,233,459	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	1,233,459

Total Short-Term Investments (Cost $1,233,459)		1,233,459
Total Investments 105.8% (Cost $517,646,916)		539,897,597
Liabilities Less Other Assets (5.8)%		(29,716,195)

Net Assets 100.0%		$510,181,402

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 19

Class S ICFSX
Class C ICOCX
Class A ICFAX

Management Overview
ICON Financial Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund Class S lost 5.11% for the fiscal year ended September 30, 2010, lagging its sector-specific benchmark, the S&P 1500 Financials Index, which lost 0.46%. The Fund, in addition, lagged its broad benchmark, the S&P Composite 1500 Index, which gained 10.92%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financials sector lagged the equity market for a second year in a row, as concerns over this country’s economic stability weighed heavily on investors. While the largest banks have generally repaid the Troubled Asset Relief Program (“TARP”) monies extended to them, some 600 smaller banks have yet to repay their approximately $65 billion in TARP funds. The FDIC reported that 172 banks failed during the fiscal year ended September 30, 2010, as bad debt issues continued to plague our nation’s banks. These failures continued a theme begun during fiscal year 2009 when over 100 banks failed.

The other diversified financial services industry and the diversified banks industry weighed heavily on the S&P 1500 Financials Index (and, by extension, the Fund), returning -16.6% and -7.0% respectively for the Index for the fiscal year end, as trading volume in the equities market slowed and hurt profits. This slowdown likewise had a material effect on the investment banking & brokerage industry which declined 20.6% on a weighted average basis over the same time period. For fiscal year 2010, the stock market averaged 1.19 billion shares per day. By way of comparison, it averaged 1.46 billion shares per day for fiscal year 2009.

In a year that proved very difficult for most larger banks, the thrifts & mortgage finance industry and the regional banks industry both gained over 7% during the fiscal year. In spite of these gains (significant though they were within the Financials sector), the industries, and the sector as a whole, were not able to keep pace with the greater than 10% return in the broader market.

Real Estate Investment Trusts (“REITs”) proved to be a bright spot in a sector which otherwise struggled in fiscal year 2010. The S&P US REIT Composite Index rose 30.55% during the period. Although the Fund had exposure to mortgage REITs, we otherwise had no exposure to this industry, as it had a low valuation under the ICON system. REITs comprised approximately 12% of the Financials Index during the fiscal

20 Management Overview

year and our lack of exposure proved a considerable drag on performance.

Q.	How did the Fund’s composition affect performance?

A.	The Fund suffered because of its lack of exposure to REITs. As investors flocked to REITs, the underlying prices of these securities exceeded their fair value, making REITs ineligible for purchase under ICON’s methodology. During the fiscal year, REITs made up 12% of the Financials Index on a weighted average basis, while the Fund’s exposure was limited to a weighted average position of approximately 1.4% in mortgage REITs. The Fund’s lack of exposure to specialized REIT industries alone equated to a nearly 1% lag relative to the benchmark as these stocks gained a weighted average of 29% during the year.

The Fund’s performance was affected also by its life & health insurance industry holdings. The Fund was overweight this industry by about 8% relative to the benchmark. As the market fell from its April highs, however, the decline in life & health insurance outpaced the broader index an additional 7.3% between April 23 and May 20. This industry downturn alone created a greater than .30% lag to the Fund’s benchmark.

On the positive side, the Fund’s diversified banks industry holdings contributed to Fund performance during this fiscal year. The Fund established an overweight position in this industry at 16% versus 10.6% in the Financials Index. The Fund’s diversified banks holdings outperformed the Index’s diversified banks holdings by nearly 6.5%. In addition, the Fund was overweight the consumer finance industry, and the Fund’s consumer finance holdings rose approximately 30% during the course of the fiscal year. As noted earlier, the other diversified financial services industry took a big hit during fiscal year 2010. We benefitted from being underweight this industry. The Fund’s positions in each of the industries noted in this paragraph helped performance relative to the benchmark.

Q.	What is your investment outlook for the Financials sector?

A.	At fiscal year end we estimate the overall market has a value-to-price ratio (“V/P”) of 1.26, suggesting to us that many opportunities are available to investors. The Financials sector itself has a V/P of 1.29, indicating even greater potential for investors interested in Financials. We are optimistic that the economy will continue to improve, and as that occurs, we intend to take advantage of the rally.

Management Overview 21

ICON Financial Fund
Industry Composition
September 30, 2010

Other Diversified Financial Services	17.2%
Diversified Banks	16.8%
Property & Casualty Insurance	15.1%
Asset Management & Custody Banks	10.9%
Life & Health Insurance	7.8%
Investment Banking & Brokerage	7.3%
Consumer Finance	5.3%
Diversified Capital Markets	4.0%
Multi-line Insurance	3.4%
Specialized Finance	3.2%
Thrifts & Mortgage Finance	2.8%
Real Estate Services	2.1%
Mortgage REIT’s	1.5%
Reinsurance	1.0%
Insurance Brokers	0.7%

99.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund
Sector Composition
September 30, 2010

Financial	99.1%

99.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/1/97	Ratio*	Ratio*
ICON Financial Fund - Class S	-5.11%	-10.72%	-1.01%	1.96%	1.42%	1.42%

S&P 1500 Financials Index	-0.46%	-10.11%	-3.53%	1.20%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.20%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

22 Management Overview

ICON Financial Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Financial	S&P 1500	S&P Composite
	Fund	Financials Index	1500 Index
07/01/1997	10000.00	10000.00	10000.00
09/30/1997	10510.00	11141.10	10795.30
09/30/1998	9410.69	10943.50	11474.30
09/30/1999	10356.60	12679.30	14611.80
09/29/2000	14306.80	16774.30	16862.40
09/28/2001	15676.00	14796.60	12525.60
09/30/2002	13813.00	12815.50	10165.00
09/30/2003	16899.80	16100.60	12674.10
09/30/2004	21045.20	18644.50	14520.50
09/30/2005	22788.90	19956.30	16468.00
09/29/2006	26327.80	23931.40	18167.20
09/28/2007	27339.40	24284.60	21177.70
09/30/2008	18610.70	15340.80	16672.60
09/30/2009	13623.00	11767.90	15545.10
09/30/2010	12926.80	11713.40	17242.00

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 23

ICON Financial Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.1%)
17,800	ACE, Ltd.	$1,036,850
42,700	Aflac, Inc.	2,208,017
15,600	Allied World Assurance Co. Holdings, Ltd.	882,804
27,700	American Express Co.	1,164,231
34,600	Ameriprise Financial, Inc.	1,637,618
25,900	Annaly Capital Management, Inc., REIT	455,840
62,600	Anworth Mortgage Asset Corp., REIT	446,338
115,956	Apollo Investment Corp.	1,186,230
19,600	Assurant, Inc.	797,720
57,000	Assured Guaranty, Ltd.	975,270
15,300	Banco Bradesco S.A., ADR	311,814
12,000	Banco de Chile, ADR	1,078,320
51,500	Banco Santander S.A., ADR	651,990
133,400	Bank of America Corp.	1,748,874
22,600	Bank of Montreal	1,305,150
27,000	Bank of New York Mellon Corp.	705,510
2,300	BlackRock, Inc.	391,575
7,900	BNP Paribas, ADR	279,976
14,500	Capital One Financial Corp.	573,475
14,600	CB Richard Ellis Group, Inc.†	266,888
21,700	Chubb Corp.	1,236,683
612,800	Citigroup, Inc.†	2,389,920
8,400	Credicorp, Ltd.	956,760
18,400	Credit Suisse Group AG, ADR	783,104
19,100	Delphi Financial Group, Inc., Class A	477,309
8,200	Deutsche Bank AG	450,426
73,600	Dime Community Bancshares	1,019,360
31,900	Ezcorp, Inc., Class A†	639,276
40,500	Fidelity National Financial, Inc.	636,255
25,700	First Cash Financial Services, Inc.†	713,175
25,200	FirstService Corp.†	607,824
8,200	Franklin Resources, Inc.	876,580
17,500	Goldman Sachs Group, Inc.	2,530,150
14,300	Hartford Financial Services Group	328,185
3,200	HDFC Bank Ltd., ADR	589,984
50,300	Horace Mann Educators Corp.	894,334
295,200	ING Groep, ADR†	3,037,608
27,300	Invesco, Ltd.	579,579
4,300	Jones Lang LaSalle, Inc.	370,961
76,700	JPMorgan Chase & Co.	2,919,969
26,500	MetLife, Inc.	1,018,925
69,900	MF Global Holdings, Ltd.†	503,280
50,600	Morgan Stanley	1,248,808
29,300	NASDAQ OMX Group, Inc.†	569,299
30,900	National Financial Partners Corp.†	391,503
37,300	New York Community Bancorp, Inc.	606,125
22,200	NYSE Euronext	634,254
10,300	Portfolio Recovery Associates, Inc.†	665,895
38,400	Progressive Corp.	801,408
16,300	Protective Life Corp.	354,688

24 Schedule of Investments

Shares or Principal Amount		Value

9,600	Prudential Financial, Inc.	$520,128
11,900	Reinsurance Group of America, Inc.	574,651
15,600	State Street Corp.	587,496
45,400	The Allstate Corp.	1,432,370
14,400	Travelers Cos., Inc.	750,240
51,700	U.S. Bancorp	1,117,754
64,800	UBS AG†	1,103,544
17,100	Waddell & Reed Financial, Inc.	467,856
143,000	Wells Fargo & Co.	3,593,590
52,800	XL Group PLC	1,143,648

Total Common Stocks (Cost $56,149,917)		58,227,394
Total Investments 99.1% (Cost $56,149,917)		58,227,394
Other Assets Less Liabilities 0.9%		522,877

Net Assets 100.0%		$58,750,271

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Schedule of Investments 25

Class S ICHCX
Class C ICHEX
Class A ICHAX

Management Overview
ICON Healthcare Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ended September 30, 2010, the Fund’s sector-specific benchmark, the S&P 1500 Health Care Index, returned 9.51%, and its broad benchmark, the S&P Composite 1500 Index, returned 10.92%. The ICON Healthcare Fund Class S trailed both benchmarks, gaining 5.39% during the same period.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Health Care sector faced a great deal of uncertainty this past year as a result of the debate and passage of the national health care reform by Congress. Throughout the first half of the year, Health Care lagged the broad market. Debate in Congress fueled a great deal of speculation about the fiscal impact of reform, causing investors to become timid toward the sector. Uncertainty over the reform’s specifics and their effect on the private sector made most health care equities undesirable to investors. Perhaps surprisingly, passage of the legislation in March brought little change to the equity markets. After a slight lag during the weeks following the passage, Health Care stocks kept pace with the market, but this rally proved too little too late and the sector index ended the year underperforming the broad market.

The equity market was highly volatile and saw multiple bust/boom cycles within the course of just one year. Identifying long term industry themes during this period was difficult, as industry leadership shifted every few months. Still, two industries within the sector took particularly strong leadership over the course of the year. Pharmaceuticals and managed health care both stood out as sector leaders due to strong earnings reports and upward future growth revisions. Managed care companies reacted positively to the rally in the early half of the year, exceeding the S&P Health Care Index by 20% from October 30, 2009 to January 19, 2010. The success of pharmaceuticals, on the other hand, was more reliant on individual companies’ reports of new drug approvals or merger announcements and occurred gradually throughout the year. The biotechnology industry, however, detracted from the sector and was the only industry that ended the year with negative returns. Losses in the large-cap biotech companies were a result of poor profit outlooks and drug testing delays.

26 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	The ICON investment strategy directs us to weight industries based on our estimation of their value and relative strength. Our funds are tilted towards industries (and, ultimately, securities) that have outperformed the broad market over the previous six months, and which we identify as being priced below fair value. Throughout the entire year, Health Care ranked number one among all the sectors in terms of value, with almost all of the industries possessing a value-to-price ratio (“V/P”) greater than 1.00 for the entire course of the year. Due to the abundance of value within the sector, most industry concentrations were largely predicated upon the relative strength component of the model. Pharmaceuticals and health care services were the Fund’s largest overweights.

The Fund’s concentration on the pharmaceutical industry contributed positively to the returns relative to the benchmark. Smaller cap companies, such as Medicis Pharmaceutical Company (MRX) and Perrigo Co. (PRGO) contributed positively to returns due to strong earnings and approvals of new drugs.

The Fund’s overweight position in the health care services industry proved to be a drag on performance. An announcement in July concerning a sharp reduction in Medicare payments for medical equipment took a large toll on the industry’s profit forecasts. Downward revisions and dismal growth predictions caused holdings like Lincare Holdings Inc. (LNCR) and Amedisys (AMED) to fall sharply, thus greatly detracting from the Fund’s performance.

Q.	What is your investment outlook for the Healthcare sector?

A.	Looking forward to the next year, the Health Care sector continues to position itself as the most undervalued of the nine sectors we track. Our calculations indicate the Health Care sector has significant upside potential, trading at a 35% discount to our measure of the sector’s intrinsic value.

The pharmaceuticals and managed health care industries in particular show strong value potential and remain the Fund’s most heavily weighted industries. Another emerging theme heading into the new year is the biotechnology industry. All three industries currently show V/Ps greater than 1.30.

Management Overview 27

ICON Healthcare Fund
Industry Composition
September 30, 2010

Pharmaceuticals	55.6%
Managed Health Care	13.3%
Industrial Conglomerates	8.0%
Biotechnology	6.3%
Health Care Equipment	5.8%
Life Sciences Tools & Services	4.5%
Health Care Services	2.5%
Life & Health Insurance	2.3%
Industrial Gases	1.3%

99.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund
Sector Composition
September 30, 2010

Health Care	88.0%
Industrials	8.0%
Financial	2.3%
Materials	1.3%

99.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/24/97	Ratio*	Ratio*
ICON Healthcare Fund - Class S	5.39%	-2.67%	4.00%	7.46%	1.37%	1.37%

S&P 1500 Health Care Index	9.51%	0.40%	0.35%	5.28%	N/A	N/A

S&P Composite 1500 Index	10.92%	-0.49%	-0.86%	4.11%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

28 Management Overview

ICON Healthcare Fund
Value of a $10,000 Investment
through September 30, 2010

		S&P 1500
	ICON Healthcare	Health Care	S&P Composite
	Fund	Index	1500 Index
02/24/1997	10000.00	10000.00	10000.00
09/30/1997	11780.00	11190.70	11935.10
09/30/1998	12224.40	14727.70	12685.80
09/30/1999	11571.30	14869.90	16154.50
09/29/2000	17975.90	19463.10	18642.70
09/28/2001	18585.10	18662.90	13848.00
09/30/2002	17539.30	14772.80	11238.20
09/30/2003	20809.90	16699.90	14012.20
09/30/2004	23199.40	17698.50	16053.50
09/30/2005	30481.10	19845.20	18206.60
09/29/2006	30955.30	21215.40	20085.20
09/28/2007	33174.50	23247.10	23413.60
09/30/2008	27724.20	20511.00	18432.80
09/30/2009	25258.00	19698.30	17186.30
09/30/2010	26619.50	21570.90	19062.40

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 29

ICON Healthcare Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.6%)
17,100	3M Co.(a)	$1,482,741
69,800	Abbott Laboratories(a)	3,646,352
40,400	Aetna, Inc.(a)	1,277,044
11,600	Air Products & Chemicals, Inc.	960,712
10,100	Becton, Dickinson & Co.	748,410
12,700	Biogen Idec, Inc.†(a)	712,724
77,900	Bristol-Myers Squibb Co.(a)	2,111,869
25,700	Celgene Corp.†(a)	1,480,577
17,300	Cephalon, Inc.†(a)	1,080,212
54,900	CIGNA Corp.	1,964,322
34,500	Coventry Health Care, Inc.†	742,785
55,200	Cubist Pharmaceuticals, Inc.†(a)	1,291,128
68,100	Eli Lilly & Co.(a)	2,487,693
15,300	Express Scripts, Inc.†	745,110
91,100	General Electric Co.	1,480,375
27,100	GlaxoSmithKline PLC, ADR(a)	1,070,992
38,000	Healthspring, Inc.†(a)	981,920
21,600	Humana, Inc.†	1,085,184
49,300	Johnson & Johnson, Inc.	3,054,628
76,900	King Pharmaceuticals, Inc.†(a)	765,924
20,700	Medco Health Solutions, Inc.†	1,077,642
108,100	Medicis Pharmaceutical Corp., Class A(a)	3,205,165
21,800	Medtronic, Inc.	732,044
152,700	Merck & Co., Inc.	5,620,887
41,500	Mylan, Inc.†(a)	780,615
147,300	Par Pharmaceutical Cos., Inc.†(a)	4,283,484
35,000	Perrigo Co.(a)	2,247,700
391,100	Pfizer, Inc.	6,715,187
76,000	Protective Life Corp.(a)	1,653,760
16,700	Siemens AG, ADR	1,760,180
15,900	Stryker Corp.(a)	795,795
43,200	Thermo Fisher Scientific, Inc.†	2,068,416
29,100	Tyco International, Ltd.	1,068,843
66,500	UnitedHealth Group, Inc.	2,334,815
32,500	Varian Medical Systems, Inc.†(a)	1,966,250
16,400	Waters Corp.†	1,160,792
102,800	Watson Pharmaceuticals, Inc.†(a)	4,349,468
22,400	WellPoint, Inc.†	1,268,736

Total Common Stocks (Cost $62,379,754)		72,260,481
Collateral for Securities on Loan (27.6%)
20,038,637	State Street Navigator Prime Portfolio	20,038,637

Total Collateral for Securities on Loan (Cost $20,038,637)		20,038,637

30 Schedule of Investments

Shares or Principal Amount		Value

Short-Term Investments (0.4%)
$300,072	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	$300,072

Total Short-Term Investments (Cost $300,072)		300,072
Total Investments 127.6% (Cost $82,718,463)		92,599,190
Liabilities Less Other Assets (27.6)%		(20,044,833)

Net Assets 100.0%		$72,554,357

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 31

Class S ICTRX
Class C ICICX
Class A ICIAX

Management Overview
ICON Industrials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund Class S gained 19.40% for the fiscal year ended September 30, 2010, while its sector-specific benchmark, the S&P 1500 Industrials Index, gained 18.79%, and the S&P Composite 1500 Index gained 10.92%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In spite of fiscal year 2010 beginning on the heels of a 76% rally, the Industrials sector was able to post a good year as the manufacturing segment of the economy maintained positive growth. While the end of year return was strong, the market charted a volatile path as economic uncertainty remained a persistent theme during the entire period. We believe the U.S. economy experienced two distinct phases during this fiscal year. The first part of the year saw strength in the manufacturing sector of the economy as companies continued the inventory rebuilding process that historically leads an economic recovery. This brought on two strong quarters of GDP growth and positive equity returns as both the S&P 1500 and S&P 1500 Industrials Index produced double digit returns. Historically, periods of inventory rebuilding and manufacturing growth are typically followed by the emergence of the consumer as the economic recovery takes hold. Consumer deleveraging and persistent levels of high unemployment stalled this recovery, however, and the second half of the year presented a significant decline in GDP growth. Fortunately, the Fed reacted aggressively to this slowdown in economic activity and we ended the fiscal year with the strongest September for equities since 1939.

Our analysis suggests the Industrials sector itself experienced three distinct phases during the fiscal year. The year began with a strong 26% rally over approximately seven months as the manufacturing sector continued to grow and economic prospects showed promise. We fully participated in this rally for the first six months while valuations remained solid under our system. As prices rose closer to our estimate of fair value, however, we positioned the Fund defensively in anticipation of a downturn. Consequently, we lagged during the final month of the rally. The rally reversed quickly, as thinning valuations and regulatory concerns caused the S&P 1500 Industrials Index to drop almost 17% in just over two months. We were able to outperform during this downturn as we responded cautiously to our lower valuation readings. The last three

32 Management Overview

months of the fiscal year finished strong and the Industrials Index rose 16% between July 6, 2010 and September 30, 2010. The ICON Industrials Fund was able to outperform its sector-specific benchmark during these final months by just over 1.2%.

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Industrials Index demonstrate how volatile this past fiscal year has been, as the best performing industry, construction & farm machinery & heavy trucks, outperformed the worst industry, construction & engineering, by over 60%.

The top industry contributors to the Fund’s performance during fiscal year 2010 were railroads, construction & farm machinery & heavy trucks, aerospace & defense, industrial machinery, and industrial conglomerates. Railroads, which was the top contributor, is heavily tied to the commodity space and benefited from strong overseas demand.

Top industry detractors from the Fund’s performance during fiscal year 2010 were construction & engineering, diversified support services, office services & supplies, and research & consulting services. All four industries, with the exception of construction & engineering, are not heavily tied to the growth of the economy and, as to be expected, lagged during this time of expansion.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector had a value-to-price ratio of 1.23, which gives us confidence about the prospect for future opportunities. However, domestic GDP expectations have been cut to 2.7% for 2010 and 2.5% for 2011, and the manufacturing segment of the economy is beginning to show signs of fatigue. Fortunately, many Industrials companies have used the downturn to establish strong balance sheets and position themselves to grow in spite of a slowdown in the domestic economy. On a sector basis, the Industrials sector exhibits the 4th highest weighted average dividend yield within the S&P 1500 Index. Because of these qualities, we continue to regard the Industrials sector as one of our favorite spaces within the domestic market.

Management Overview 33

ICON Industrials Fund
Industry Composition
September 30, 2010

Industrial Conglomerates	23.9%
Aerospace & Defense	17.6%
Industrial Machinery	10.4%
Air Freight & Logistics	10.3%
Construction & Farm Machinery & Heavy Trucks	9.9%
Railroads	9.4%
Airlines	6.9%
Electrical Components & Equipment	4.9%
Environmental & Facilities Services	2.1%
Trading Companies & Distributors	1.7%
Construction & Engineering	1.4%
Marine	0.5%

99.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund
Sector Composition
September 30, 2010

Industrials	99.0%

99.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Industrials Fund - Class S	19.40%	0.37%	3.63%	3.30%	1.37%	1.37%

S&P 1500 Industrials Index	18.79%	2.38%	2.27%	5.30%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.78%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

34 Management Overview

ICON Industrials Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Industrials	S&P 1500	S&P Composite
	Fund	Industrials Index	1500 Index
05/09/1997	10000.00	10000.00	10000.00
09/30/1997	12400.00	11696.90	11703.20
09/30/1998	9662.65	10755.50	12439.30
09/30/1999	11294.80	13778.80	15840.70
09/29/2000	10806.80	15954.90	18280.50
09/28/2001	10206.70	13011.70	13579.00
09/30/2002	9502.42	10861.90	11019.90
09/30/2003	10505.20	13181.90	13740.00
09/30/2004	12558.50	16224.30	15741.70
09/30/2005	15160.90	17757.80	17852.90
09/29/2006	16296.80	19907.50	19695.00
09/28/2007	20979.40	24960.60	22958.70
09/30/2008	16423.50	19134.30	18074.70
09/30/2009	12934.10	16816.30	16852.40
09/30/2010	15443.90	19976.90	18692.00

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 35

ICON Industrials Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.0%)
40,000	3M Co.(a)	$3,468,400
13,000	Alaska Air Group, Inc.†	663,390
10,000	Alliant Techsystems, Inc.†(a)	754,000
10,300	AMETEK, Inc.(a)	492,031
10,000	Canadian National Railway Co.	640,200
45,000	Caterpillar, Inc.(a)	3,540,600
50,000	Continental Airlines, Inc., Class B†(a)	1,242,000
20,000	Cooper Industries PLC	978,600
30,000	CSX Corp.	1,659,600
40,000	Danaher Corp.(a)	1,624,400
25,000	Deere & Co.(a)	1,744,500
150,000	Delta Air Lines, Inc.†(a)	1,746,000
20,000	Dover Corp.	1,044,200
8,000	Eaton Corp.	659,920
10,000	Emerson Electric Co.(a)	526,600
25,000	FedEx Corp.(a)	2,137,500
5,000	Flowserve Corp.(a)	547,100
20,000	General Dynamics Corp.	1,256,200
620,000	General Electric Co.	10,075,000
10,000	Harsco Corp.(a)	245,800
55,000	Honeywell International, Inc.	2,416,700
15,500	Hubbell, Inc., Class B(a)	786,625
30,000	Illinois Tool Works, Inc.(a)	1,410,600
10,000	Joy Global, Inc.(a)	703,200
30,000	KBR, Inc.(a)	739,200
4,500	L-3 Communications Holdings, Inc.	325,215
60,000	Navios Maritime Holdings, Inc.(a)	352,200
40,000	Norfolk Southern Corp.	2,380,400
10,000	Northrop Grumman Corp.(a)	606,300
15,000	PACCAR, Inc.(a)	722,250
15,000	Pall Corp.	624,600
10,000	Parker Hannifin Corp.	700,600
25,000	Raytheon Co.(a)	1,142,750
25,000	Republic Services, Inc.	762,250
25,000	Rockwell Collins, Inc.(a)	1,456,250
20,000	Siemens AG, ADR	2,108,000
50,000	Skywest, Inc.(a)	698,000
13,200	Snap-on, Inc.(a)	613,932
15,000	Tata Motors Ltd., ADR(a)	382,650
10,000	Thomas & Betts Corp.†	410,200
15,000	Tutor Perini Corp.†(a)	301,350
40,000	Tyco International, Ltd.	1,469,200
25,000	Union Pacific Corp.	2,045,000
25,000	United Continental Holdings†(a)	590,750

36 Schedule of Investments

Shares or Principal Amount		Value

60,000	United Parcel Service, Inc., Class B(a)	$4,001,400
65,000	United Technologies Corp.	4,629,950
75,000	UTi Worldwide, Inc.(a)	1,206,000
20,000	Waste Management, Inc.(a)	714,800
10,000	Woodward Governor Co.(a)	324,200
10,000	WW Grainger, Inc.(a)	1,191,100

Total Common Stocks (Cost $63,651,339)		70,861,713
Collateral for Securities on Loan (28.2%)
20,221,364	State Street Navigator Prime Portfolio	20,221,364

Total Collateral for Securities on Loan (Cost $20,221,364)		20,221,364
Short-Term Investments (0.6%)
$398,973	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	398,973

Total Short-Term Investments (Cost $398,973)		398,973
Total Investments 127.8% (Cost $84,271,676)		91,482,050
Liabilities Less Other Assets (27.8%)		(19,875,223)

Net Assets 100.0%		$71,606,827

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 37

Class S ICTEX
Class C ICTFX
Class A ICTTX

Management Overview
ICON Information Technology Fund

Q.	How did the Fund perform relative to its benchmark?

A.	The Fund’s Class S shares underperformed its benchmark for the fiscal year ended September 30, 2010. The Fund’s Class S shares returned 3.91%, while its benchmarks, the S&P 1500 Information Technology Composite Index, rose 11.22% and the NASDAQ Composite rose to 12.61%. The Fund underperformed the broad index, the S&P Composite 1500, which gained 10.92% for the fiscal year.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The past 12-months have seen a volatile market with a high turnover rate of industry leadership. The fiscal year started out strong with a generally positive earnings season and the promise of continued stimulus spending. However, the markets took a sharp dive after a mid-January announcement of financial reform legislation and negative employment reports. This brief downturn was followed by a rally in which the Dow Jones Industrials Index rose 13% in a little over two months. These gains were soon erased, however, as investors reacted to the news of economic troubles in Europe with a massive sell-off. The markets ended a turbulent fiscal year with positive gains. Nonetheless, the abrupt shifts in the market were a major contributor to the Fund’s performance relative to its benchmark, as the volatility made identifying long term industry themes difficult.

The Information Technology sector is heavily influenced by its large-cap companies. The 10 largest companies in the sector compose just under 60% of the S&P 1500 Information Technology Index. Accordingly, these companies have a tremendous impact on the sector’s returns. This year saw a wide range of success for these major players. The computer hardware industry was the greatest contributor to the sector’s performance, entirely due to the success of Apple. With the release of two highly successful products, the iPad and iPhone 4, Apple’s shares gained enough value to allow the company to overcome Microsoft as the most valuable tech company in the world. Apple’s gains alone added 4.20% to the sector’s 11.22% in returns. This shift in leadership reflects a greater trend of the market’s shift from business needs to consumer tastes. Microsoft, on the other hand, had negative returns for the year due to poor earnings reports and forecasts. Another large-cap name, Intel Corp., also underperformed for the year. Microsoft and Intel were a significant distraction to the performance of the index.

38 Management Overview

Q.	How did the Fund’s composition affect performance?

A.	One of the largest single detractors of the Fund was Hewlett-Packard. The computer maker was plagued with multiple management scandals and lawsuits, causing its shares to end the period with more than a 10% loss. Because Hewlett-Packard was such a large portion of the benchmark and the Fund, performance was greatly affected by these events.

The data processing & outsourced services industry was also a large detractor of returns over the period, due to the new financial reform and regulation passed by Congress. Companies such as Visa and MasterCard were faced with new rate and fee regulations that negatively affected their earnings and profit potential. The Fund was heavily overweight in this industry based upon ICON’s strong valuations and its industry leadership prior to this legislation, and suffered significant losses after the reform was announced.

The Fund did make sizeable gains in the systems software industry. Favorable timing in the reduction of Microsoft holdings before losses later in the year, as well as a large position in Oracle Corp., allowed the Fund to outperform the benchmark within this industry.

Q.	What is your investment outlook for the Information Technology Sector?

A.	As the Fund enters the new fiscal year, we see the Information Technology sector as approximately 26% undervalued, about the same as the broad market. Currently 11 out of the sector’s 17 industries show both strong leadership and value under the ICON system, creating opportunities for investment. The Fund is currently positioned with concentrated positions in IT consulting and electronic components.

Management Overview 39

ICON Information
Technology Fund
Industry Composition
September 30, 2010

Computer Hardware	26.5%
Systems Software	16.1%
Internet Software & Services	10.6%
Data Processing & Outsourced Services	10.1%
Communications Equipment	9.5%
Semiconductors	8.0%
IT Consulting & Other Services	6.8%
Application Software	4.2%
Electronic Components	3.2%
Electronic Equipment & Instruments	1.1%
Office Electronics	1.1%
Computer Storage & Peripherals	0.9%

98.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information
Technology Fund
Sector Composition
September 30, 2010

Information Technology	98.1%

98.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	2/19/97	Ratio*	Ratio*
ICON Information Technology Fund - Class S	3.91%	-1.43%	-3.55%	6.41%	1.38%	1.38%

S&P 1500 Information Technology Index	11.22%	3.50%	-5.45%	4.74%	N/A	N/A

NASDAQ Composite Index	12.61%	2.89%	-3.54%	4.82%	N/A	N/A

S&P Composite 1500 Index	10.92%	-6.62%	0.92%	0.22%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

40 Management Overview

ICON Information Technology Fund
Value of a $10,000 Investment
through September 30, 2010

		S&P 1500
	ICON Information	Informantion Technology	NASDAQ Composite	S&P Composite
	Technology Fund	Index	Index	1500 Index
02/19/1997	10000.00	10000.00	10000.00	10000.00
09/30/1997	12960.00	13158.20	12379.20	11890.70
09/30/1998	9568.71	14434.80	12478.60	12638.50
09/30/1999	21006.30	26416.00	20263.20	16094.40
09/29/2000	33450.90	32898.30	27270.10	18573.30
09/28/2001	22446.70	12408.40	11266.10	13796.50
09/30/2002	17209.20	8573.93	8857.67	11196.40
09/30/2003	23799.30	13690.70	13580.30	13960.10
09/30/2004	22734.50	13918.40	14496.90	15993.80
09/30/2005	25036.70	15813.80	16499.90	18138.80
09/29/2006	25094.30	16500.10	17461.50	20010.50
09/28/2007	31713.20	20345.10	21053.60	23326.40
09/30/2008	22619.40	15555.70	16410.90	18364.20
09/30/2009	22418.00	16888.70	16895.80	17122.30
09/30/2010	23293.90	18783.90	19026.40	18991.40

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 41

ICON Information Technology Fund
Schedule of investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (98.1%)
30,000	Accenture PLC, Class A(a)	$1,274,700
20,000	Altera Corp.(a)	603,200
43,300	Amdocs Ltd.†	1,240,978
17,500	Amphenol Corp., Class A	857,150
36,500	Apple, Inc.†	10,356,875
24,800	Autodesk, Inc.†	792,856
41,400	Automatic Data Processing, Inc.(a)	1,740,042
7,900	Baidu, Inc., ADR†	810,698
35,600	Check Point Software Technologies†(a)	1,314,708
169,400	Cisco Systems, Inc.†	3,709,860
19,100	Cognizant Technology Solutions Corp., Class A†	1,231,377
88,500	Convergys Corp.†(a)	924,825
64,900	Corning, Inc.(a)	1,186,372
25,800	CSG Systems International, Inc.†(a)	470,334
72,700	eBay, Inc.†(a)	1,773,880
35,900	EMC Corp.†(a)	729,129
9,900	Factset Research Systems, Inc.(a)	803,187
4,300	First Solar, Inc.†(a)	633,605
10,600	Google, Inc., Class A†	5,573,374
64,200	Hewlett-Packard Co.	2,700,894
163,500	Intel Corp.	3,144,105
55,200	International Business Machines Corp.(a)	7,404,528
28,500	Juniper Networks, Inc.†(a)	864,975
44,300	Lender Processing Services, Inc.	1,472,089
13,000	Linear Technology Corp.(a)	399,490
7,400	Mastercard, Inc., Class A	1,657,600
12,900	MAXIMUS, Inc.(a)	794,382
309,300	Microsoft Corp.	7,574,757
132,600	Oracle Corp.	3,560,310
23,400	OSI Systems, Inc.†(a)	849,888
60,800	QUALCOMM, Inc.(a)	2,743,296
32,900	Quest Software, Inc.†(a)	809,011
23,000	Skyworks Solutions, Inc.†(a)	475,640
36,700	SRA International, Inc., Class A†	723,724
33,500	Texas Instruments, Inc.(a)	909,190
42,900	Tyler Technologies, Inc.†(a)	864,864
20,500	Visa, Inc., Class A	1,522,330
44,800	Vishay Intertechnology, Inc.†(a)	433,664

42 Schedule of Investments

Shares or Principal Amount		Value

81,400	Xerox Corp.(a)	$842,490

Total Common Stocks (Cost $65,849,982)		75,774,377

Collateral for Securities on Loan (14.3%)
11,073,651	State Street Navigator Prime Portfolio	11,073,651

Total Collateral for Securities on Loan (Cost $11,073,651)		11,073,651
Short-Term Investments (2.1%)
$1,604,001	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	1,604,001

Total Short-Term Investments (Cost $1,604,001)		1,604,001
Total Investments 114.5% (Cost $78,527,634)		88,452,029
Liabilities Less Other Assets (14.5)%		(11,182,854)

Net Assets 100.0%		$77,269,175

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 43

Class S ICLEX
Class C ICLCX
Class A ICLAX

Management Overview
ICON Leisure And Consumer Staples Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Leisure and Consumer Staples Fund Class S gained 11.56% for the fiscal year ended September 30, 2010. The Fund underperformed the S&P 1500 Consumer Staples Index, which returned 13.16% and trailed the S&P 1500 Consumer Discretionary Index, which returned 22.93%. Although neither index is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

The Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which returned 10.92% over the same period.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Consumer Discretionary sector led the equity market with the largest gains for the year, greatly outperforming the broad market. Consumer staples, on the other hand, had more modest gains, with returns in line with the broad market. The ICON Leisure and Consumer Staples Fund has the ability to invest in two different market sectors. Roughly 70% of the stocks available to the Fund from ICON’s database are from the Staples sector, which was in line with the Fund’s exposure to this space in fiscal year 2010.

While the gains of the Consumer Discretionary Index were impressive, most of its outperformance came from non-leisure industries such as internet retail and automobile manufacturers. As calculated using ICON’s valuations and relative strength readings, it appears most leisure industries either lacked value or had been hit especially hard during the times of market decline. With ICON’s model favoring Staples industries, the Fund was able to remain less volatile than the broad market. This was a welcome advantage in a year with multiple theme shifts and market conditions.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s performance was most positively influenced by five industries: personal products, tobacco, packaged meats & food, movies & entertainment, and cable & satellite. This leadership emerged out of industries from both the Staples and Discretionary sectors.

Personal products were the stand-out contributor to the Fund this year, with approximately 4.5% of the Fund’s total returns coming from this industry alone. Names like Herbalife and Nu Skin Enterprises reported

44 Management Overview

consistently strong earnings and growth estimates. Entertainment stocks also led the sector as the industry reported a record breaking movie season and increased cable viewership.

The only industry that significantly detracted from the Fund’s performance was drug retail. The two names in the industry both stumbled due to poor earnings reports and negatively revised earnings forecasts. In October 2009, CVS Caremark saw its largest one-day drop in 8 years after disclosing news of an FTC antitrust investigation and the loss of $3.7 billion in pharmacy benefit contracts.

Q.	What is your investment outlook for the Leisure and Consumer Staples sector?

A.	The Fund enters a new fiscal year with a continuation of the themes from earlier in 2010. Personal products and cable & satellite continue to show value and leadership, and agricultural products and brewers are also emerging as industry leaders. Leisure and Consumer Staples ranks as the second most undervalued sector of the nine sectors we track, with most of the value appearing in the Staples industries. As of fiscal year end, we have identified a handful of industries in the Leisure sector as being overpriced. Therefore, we anticipate increasing our position in the Staples industries in the near future unless conditions change and dictate otherwise.

ICON Leisure and Consumer Staples Fund
Industry Composition
September 30, 2010

Cable & Satellite	13.1%
Packaged Foods & Meats	12.6%
Movies & Entertainment	12.1%
Tobacco	11.0%
Restaurants	10.6%
Personal Products	7.9%
Household Products	6.5%
Agricultural Products	6.1%
Distillers & Vintners	5.0%
Food Distributors	4.0%
Brewers	3.7%
Soft Drinks	3.1%
Broadcasting	2.5%
Food Retail	1.1%

99.3%

Percentages are based upon common stocks as a percentage of net assets.

ICON Leisure and Consumer Staples Fund
Sector Composition
September 30, 2010

Leisure and Consumer Staples	61.0%
Consumer Discretionary	38.3%

99.3%

Percentages are based upon common stocks as a percentage of net assets.

Management Overview 45

ICON Leisure and Consumer Staples Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/9/97	Ratio*	Ratio*
ICON Leisure and Consumer Staples Fund - Class S	11.56%	1.17%	5.77%	7.09%	1.58%	1.58%

S&P 1500 Consumer Discretionary Index	22.93%	1.67%	1.83%	5.52%	N/A	N/A

S&P 1500 Consumer Staples Index	13.16%	6.58%	6.78%	5.66%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.78%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

46 Management Overview

ICON Leisure and Consumer Staples Fund
Value of a $10,000 Investment
through September 30, 2010

		S&P 1500	S&P 1500
	ICON Leisureand	Information Consumer	Consumer Staples	S&P Composite
	ConsumerStaples Fund	Discretionary Index	Index	1500 Index
05/09/1997	10000.00	10000.00	10000.00	10000.00
09/30/1997	11350.00	11816.00	10551.50	11703.20
09/30/1998	11824.80	12917.40	10884.20	12439.30
09/30/1999	13569.80	17271.10	10742.10	15840.70
09/29/2000	14284.50	17115.70	10838.80	18280.50
09/28/2001	14607.00	13552.80	12132.30	13579.00
09/30/2002	17367.10	12478.30	11874.80	11019.90
09/30/2003	19258.90	15406.70	12482.90	13740.00
09/30/2004	22499.70	17725.90	13559.00	15741.70
09/30/2005	23626.70	18894.70	15192.80	17852.90
09/29/2006	23652.70	20290.80	16862.50	19695.00
09/28/2007	27344.80	21492.50	19249.00	22958.70
09/30/2008	22587.10	16560.40	19316.20	18074.70
09/30/2009	22442.40	16697.40	18462.70	16852.40
09/30/2010	25037.20	20527.00	20891.80	18692.00

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 47

ICON Leisure and Consumer Staples Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.3%)
25,700	Altria Group, Inc.(a)	$617,314
7,800	Anheuser-Busch InBev, ADR	458,250
19,800	Archer-Daniels-Midland Co.	632,016
22,700	Avon Products, Inc.(a)	728,897
5,600	Boston Beer Co., Inc., Class A†(a)	374,472
19,600	Brinker International, Inc.(a)	369,656
11,400	Brown-Forman Corp., Class B(a)	702,696
7,600	Buffalo Wild Wings, Inc.†(a)	363,964
8,700	Bunge Ltd.	514,692
27,900	Cablevision Systems Corp.	730,701
16,700	Campbell Soup Co.(a)	597,025
16,800	CEC Entertainment, Inc.†(a)	576,744
8,400	Colgate-Palmolive Co.(a)	645,624
13,800	ConAgra Foods, Inc.	302,772
46,200	Constellation Brands, Inc., Class A†(a)	817,278
7,300	Corn Products International, Inc.(a)	273,750
15,700	Darden Restaurants, Inc.(a)	671,646
14,000	Diamond Foods, Inc.(a)	573,860
35,300	DIRECTV, Class A†(a)	1,469,539
17,500	Discovery Communications, Inc., Class A†(a)	762,125
29,700	DISH Network Corp., Class A	569,052
20,100	Fresh Del Monte Produce, Inc.	436,170
8,900	General Mills, Inc.	325,206
5,100	Herbalife Ltd.	307,785
9,900	J.M. Smucker Co.(a)	599,247
6,400	Kellogg Co.(a)	323,264
11,600	Kimberly-Clark Corp.(a)	754,580
18,100	Kraft Foods, Inc., Class A	558,566
7,500	Lorillard, Inc.	602,325
6,600	Molson Coors Brewing Co., Class B	311,652
48,300	Nu Skin Enterprises, Inc., Class A(a)	1,391,040
12,300	Papa John’s International, Inc.†(a)	324,474
14,500	PepsiCo, Inc.	963,380
14,600	Philip Morris International, Inc.	817,892
10,100	Procter & Gamble Co.	605,697
10,900	Rentrak Corp.†(a)	275,443
13,500	Reynolds American, Inc.(a)	801,765
9,300	Ruddick Corp.(a)	322,524
42,300	Sara Lee Corp.	568,089
29,400	Sonic Corp.†(a)	237,552
28,100	Sysco Corp.(a)	801,412
23,300	Texas Roadhouse, Inc.†(a)	327,598
44,370	The Walt Disney Co.(a)	1,469,091

48 Schedule of Investments

Shares or Principal Amount		Value

22,875	Time Warner Cable, Inc.	$1,235,021
28,666	Time Warner, Inc.(a)	878,613
13,200	United Natural Foods, Inc.†(a)	437,448
13,200	Universal Corp.(a)	529,188
29,700	Viacom, Inc., Class B†	1,074,843
8,300	Yum! Brands, Inc.	382,297

Total Common Stocks (Cost $26,682,545)		30,414,235
Collateral for Securities on Loan (28.9%)
8,843,118	State Street Navigator Prime Portfolio	8,843,118

Total Collateral for Securities on Loan (Cost $8,843,118)		8,843,118
Short-Term Investments (2.9%)
$907,197	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	907,197

Total Short-Term Investments (Cost $907,197)		907,197
Total Investments 131.1% (Cost $36,432,860)		40,164,550
Liabilities Less Other Assets (31.1)%		(9,524,412)

Net Assets 100.0%		$30,640,138

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 49

Class S ICBMX
Class C ICBCX
Class A ICBAX

Management Overview
ICON Materials Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund Class S gained 13.92% for the fiscal year ended September 30, 2010, while its sector-specific benchmark, the S&P 1500 Materials Index, gained 12.05%, and the S&P Composite 1500 Index gained 10.92%.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In spite of fiscal year 2010 beginning on the heels of a 79% rally, the Materials Sector was able to post a strong year as overseas growth contributed to this heavily cyclical segment of the economy. While the end of year return was strong, the market charted a volatile path as economic uncertainty remained a persistent theme during the entire period. We believe the U.S. economy experienced two distinct periods during this fiscal year. The first part of the year saw strength in the manufacturing sector of the economy as companies continued the inventory rebuilding process that historically leads an economic recovery. Manufacturing brought on two strong quarters of GDP growth as both the S&P 1500 and S&P 1500 Materials Index returned around 12%. Historically, periods of inventory rebuilding and manufacturing growth are typically followed by the emergence of the consumer as the economic recovery takes hold. Consumer deleveraging and persistent levels of high unemployment stalled this recovery, however, and the second half of the year presented a significant decline in GDP growth. Fortunately, the Fed reacted aggressively to this slowdown in economic activity and we ended the fiscal year with the strongest September for equities since 1939.

Our analysis suggests the Materials sector itself experienced five distinct phases during the fiscal year. The year began with a 13% rally in just over three months as economic prospects showed continued promise. We did not see significant value going into this rally and slightly lagged because of this. The rally reversed quickly in January as thinning valuations and regulatory concerns caused the S&P 1500 Materials Index to drop over 13% in a month. We anticipated this downturn and positioned the portfolio appropriately, thereby outperforming the Index during the sector’s decline. Going into February 2010 we had a value-to-price ratio (“V/P”) of 1.20 in the Materials sector, suggesting good potential for future positive returns. The Materials Sector subsequently rallied almost 20% over the next couple of months. While we were able to fully participate during the first month of this move, valuations thinned as the

50 Management Overview

rally continued and we lagged during the full time period. Valuations dipped again in late April and the market responded as we thought it might, falling over 19% in just over 2 months. As we did earlier, we anticipated this downturn and adjusted the portfolio accordingly, thus outperforming the market during this period of decline. The last three months of the year finished strong and the Materials Index rose approximately 18% between July 6, 2010 and September 30, 2010. The ICON Materials Fund was able to outperform its sector-specific benchmark during these final months by over 2%.

Q.	How did the Fund’s composition affect performance?

A.	Industry returns in the S&P 1500 Materials Index demonstrate how volatile this past fiscal year has been as the best performing industry, gold, outperformed the worst industry, fertilizers & agricultural chemicals, by almost 70%. This divergence contributed significantly to the outperformance of the ICON Materials Fund as we were overweight gold & underweight fertilizers & agricultural chemicals during the fiscal year.

The top industry contributors to the Fund’s performance during fiscal year 2010 were gold, diversified chemicals, specialty chemicals, diversified metals & mining, and railroads. While the railroad industry is actually considered to be part of the Industrials sector, the industry’s strong tie to commodity products and relative outperformance made it an attractive addition to the Materials Fund.

Top industry detractors from the Fund’s performance included the fertilizers & agricultural chemicals, steel, aluminum and metal & glass container industries. As stated above, fertilizers detracted from overall performance during the time period, but our relative underweight actually helped us outperform the S&P 1500 Materials Index.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector had a V/P of 1.25, giving us confidence about the prospect for future returns. While domestic GDP expectations have been cut to 2.7% for 2010 and 2.5% for 2011, emerging markets like China are still projecting double digit growth in 2010 and growth above 8% in 2011. With a significant portion of revenues tied to overseas growth, we believe companies within the Materials sector are better positioned to benefit from this decoupling of the world economy from the United States. As economic prospects may change going forward, we will continue to follow our systematic

Management Overview 51

approach to investing and focus on opportunities that show both value and strength within the market place.

ICON Materials Fund
Industry Composition
September 30, 2010

Diversified Chemicals	19.7%
Specialty Chemicals	18.1%
Steel	13.8%
Diversified Metals & Mining	12.9%
Gold	12.5%
Industrial Gases	6.5%
Fertilizers & Agricultural Chemicals	5.3%
Paper Packaging	3.6%
Aluminum	2.8%
Railroads	2.2%
Commodity Chemicals	1.4%
Marine	0.6%

99.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund
Sector Composition
September 30, 2010

Materials	96.6%
Industrials	2.8%

99.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	5/5/97	Ratio*	Ratio*
ICON Materials Fund - Class S	13.92%	5.74%	8.96%	3.54%	1.40%	1.40%

S&P 1500 Materials Index	12.05%	6.38%	9.31%	5.40%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.73%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

52 Management Overview

ICON Materials Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Materials	S&P 1500	S&P Composite
	Fund	Materials Index	1500 Index
05/05/1997	10000.00	10000.00	10000.00
09/30/1997	10900.00	11227.50	11635.90
09/30/1998	6818.49	9180.96	12367.70
09/30/1999	7612.53	10478.90	15749.50
09/29/2000	6758.60	8317.31	18175.30
09/28/2001	6010.38	9316.82	13500.90
09/30/2002	6013.80	8775.56	10956.50
09/30/2003	6576.76	10810.20	13660.90
09/30/2004	9642.44	14221.80	15651.10
09/30/2005	12056.60	14864.20	17750.20
09/29/2006	13403.70	17320.30	19581.70
09/28/2007	19922.20	23751.90	22826.60
09/30/2008	15181.90	18723.80	17970.70
09/30/2009	13987.70	18072.30	16755.40
09/30/2010	15935.00	20250.30	18584.50

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 53

ICON Materials Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (99.4%)
25,000	A Schulman, Inc.	$503,750
6,000	Agnico-Eagle Mines Ltd.	426,180
25,000	Air Products & Chemicals, Inc.	2,070,500
200,000	Alcoa, Inc.(a)	2,422,000
10,000	AngloGold Ashanti Ltd., ADR	462,400
30,000	ArcelorMittal(a)	989,400
25,000	Barrick Gold Corp.	1,157,250
6,000	BHP Billiton Ltd., ADR(a)	457,920
10,000	CF Industries Holdings, Inc.(a)	955,000
25,000	Cliffs Natural Resources, Inc.(a)	1,598,000
10,000	CSX Corp.	553,200
275,000	Dow Chemical Co.(a)	7,551,500
175,000	E.I. du Pont de Nemours & Co.(a)	7,808,500
65,000	Ecolab, Inc.(a)	3,298,100
100,000	Freeport-McMoRan Copper & Gold, Inc.(a)	8,539,000
15,000	Goldcorp, Inc.	652,800
20,000	International Flavors & Fragrances, Inc.(a)	970,400
40,000	Kinross Gold Corp.	751,600
29,400	Lubrizol Corp.	3,115,518
50,000	Methanex Corp.	1,224,500
55,000	Monsanto Co.	2,636,150
90,000	Navios Maritime Holdings, Inc.	528,300
15,000	NewMarket Corp.(a)	1,705,200
120,000	Newmont Mining Corp.(a)	7,537,200
10,000	Norfolk Southern Corp.	595,100
100,000	Nucor Corp.(a)	3,820,000
95,000	Olin Corp.(a)	1,915,200
75,000	Packaging Corp. of America(a)	1,737,750
10,000	POSCO, ADR	1,139,800
7,500	Potash Corp. of Saskatchewan, Inc.	1,080,300
40,000	Praxair, Inc.	3,610,400
50,000	Reliance Steel & Aluminum Co.	2,076,500
18,400	Rio Tinto PLC, ADR	1,080,632
100,000	RPM International, Inc.(a)	1,992,000
20,000	Sealed Air Corp.	449,600
30,000	Sensient Technologies Corp.(a)	914,700
25,000	Sigma-Aldrich Corp.(a)	1,509,500
30,000	Sonoco Products Co.	1,003,200
175,000	Steel Dynamics, Inc.(a)	2,469,250
10,000	Union Pacific Corp.	818,000
15,000	Vale S.A., ADR	469,050
60,000	Valspar Corp.(a)	1,911,000
10,000	Walter Energy, Inc.(a)	812,900

Total Common Stocks (Cost $72,864,448)		87,319,250

54 Schedule of Investments

Shares or Principal Amount		Value

Collateral for Securities on Loan (28.8%)
25,274,995	State Street Navigator Prime Portfolio	$25,274,995

Total Collateral for Securities on Loan (Cost $25,274,995)		25,274,995
Short-Term Investments (0.1%)
$115,585	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	115,585

Total Short-Term Investments (Cost $115,585)		115,585
Total Investments 128.3% (Cost $98,255,028)		112,709,830
Liabilities Less Other Assets (28.3)%		(24,854,246)

Net Assets 100.0%		$87,855,584

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2010.

ADR	American Depositary Receipt

Schedule of Investments 55

Class S ICTVX
Class C ICTZX
Class A ICTVX

Management Overview
ICON Telecommunication & Utilities Fund

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Telecommunication & Utilities Fund Class S gained 11.16% for the fiscal year ended September 30, 2010, underperforming the 12.98% return for the S&P 1500 Utilities Index and underperforming the 18.71% gain for the S&P 1500 Telecommunication Services Index. Although neither sector-specific benchmark is an ideal comparison, together they provide a suitable reference for the Fund’s overall performance in its sectors.

Additionally, the Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which gained 10.92% over the same period.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Rapid theme reversals were a key factor in the Fund’s relative performance over the year. For the first half of the fiscal year, the S&P 1500 Utility Index led, rising 4.82% versus 2.89% for the S&P 1500 Telecommunication Services Index. Both sectors held good value, but the Fund allocated close to 70% of its holdings, on average, to the Utilities sector with its greater relative strength.

During the second half of the fiscal year however, the S&P 1500 Telecommunication Services Index was the clear leader gaining 15.38% versus just 7.7% for the S&P 1500 Utility Index. Although the Fund shifted resources to the Telecommunication sector, the allocation did not allow the Fund to keep up with the S&P 1500 Telecommunication Services Index’s strong performance over the fiscal year.

The Fund’s broad strategy, however, has allowed it to perform well over longer periods of time. Indeed, the Fund continues to outperform both indices on a 10-year and since inception basis.

Q.	How did the Fund’s composition affect performance?

A.	In general, the Fund’s Utilities sector allocations detracted from performance while allocations toward the Telecommunication sector aided performance. Specifically, the Fund’s significant weighting toward the electric utility industry hampered performance. The Fund allocated approximately 31% of its assets on average to electric utilities and although the Fund’s selected stocks outperformed the 8.56% return generated from the S&P 1500 Electric Utility Index, the allocation as a

56 Management Overview

whole detracted from relative performance considering the 18.71% return generated from the S&P 1500 Telecommunication Services sector. The Fund received significant positive contributions from both its approximate 28% and 7% average weighting toward selected multi-utility and gas utility stocks which on average rose around 18.7 % and 26.6% respectively. Overall, however, the Fund’s Utilities holdings detracted from its performance against the S&P 1500 Telecommunication Services Index.

The Fund was aided again by a significant 22% approximate weighting toward the integrated telecommunication services industry. The industry was led by 22.7% and 12.9% respective gains from Verizon and AT&T, the Fund’s two largest holdings. This allocation was not enough, however, to outperform the S&P 1500 Telecommunication Services Index which held an average 87.36% weighting in the industry.

Q.	What is your investment outlook for the Telecommunication & Utilities sectors?

A.	As described above, the Telecommunication & Utilities sectors were subject to significant theme reversals. With the threat of cap and trade legislation, dividend tax rate increases and a strong belief in a V-shaped recovery, the broader market significantly outpaced both sectors. Between September 30, 2009 and April 23, 2010, the S&P Composite 1500 rose 17.32% versus an 8.55% return for the S&P 1500 Utility Index and a 3.95% return for the S&P 1500 Telecommunications Index. As investors began to price in the possibility of a slower recovery and reduced probabilities for both cap and trade legislation and significant dividend tax increases, the Telecommunication & Utilities sectors found favor again. From April 23, 2010 to September 30, 2010, the S&P 1500 Telecommunication Services Index rose 14.36% and the S&P 1500 Utilities Index gained 4.08%, significantly outperforming the S&P Composite 1500’s 5.46% loss. As the fiscal year ends, both sectors look promising under ICON’s methodology. Given the favorable historical valuations in the Telecommunication & Utilities sectors, their strong recent relative strength versus the broader market, and the continued possibility of a slow recovery and moderate regulation, we would expect the sectors to continue to perform well.

Management Overview 57

ICON Telecommunication & Utilities Fund
Industry Composition
September 30, 2010

Integrated Telecommunication Services	28.4%
Electric Utilities	27.7%
Multi-Utilities	24.1%
Gas Utilities	7.8%
Wireless Telecommunication Services	4.7%
Independent Power Producers & Energy Traders	3.0%
Electrical Components & Equipment	1.0%
Other Industries (each less than 1%)	2.2%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Telecommunication & Utilities Fund
Sector Composition
September 30, 2010

Telecommunication & Utilities	95.9%
Industrials	1.0%
Other Sectors (each less than 1%)	2.0%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Telecommunication & Utilities Fund
Average Annual Total Return
as of September 30, 2010

				Since	Gross	Net
				Inception	Expense	Expense
	1 Year	5 Years	10 Years	7/9/97	Ratio*	Ratio*
ICON Telecommunication & Utilities Fund - Class S	11.16%	2.98%	2.78%	7.11%	1.70%	1.70%

S&P 1500 Telecommunications Services Index	18.71%	4.89%	-3.25%	1.79%	N/A	N/A

S&P 1500 Utilities Index	12.98%	2.93%	2.15%	6.53%	N/A	N/A

S&P Composite 1500 Index	10.92%	0.92%	0.22%	4.06%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section.

*	Please see the most recent prospectus for details.

58 Management Overview

ICON Telecommunication & Utilities Fund
Value of a $10,000 Investment
through September 30, 2010

	ICON Telecommunication		S&P 1500
	& Utilities	S&P 1500	Telecommunications Services	S&P 1500
	Fund	Utilities Index	Index	Index
07/09/1997	10000.00	10000.00	10000.00	10000.00
09/30/1997	10630.00	10407.80	10607.90	10596.50
09/30/1998	14231.70	13256.70	15085.80	11263.00
09/30/1999	16402.20	13003.50	21062.30	14342.80
09/29/2000	18860.20	18664.80	17602.00	16551.90
09/28/2001	15326.70	14497.30	13901.90	12295.00
09/30/2002	11947.50	10006.70	5973.45	9977.83
09/30/2003	14379.90	12233.20	7764.98	12440.70
09/30/2004	16906.10	14628.50	9741.87	14253.10
09/30/2005	21420.50	19992.90	9963.81	16164.70
09/29/2006	23039.20	20927.10	12495.90	17832.60
09/28/2007	30320.40	24913.40	16041.00	20787.70
09/30/2008	23342.40	21746.70	10708.00	16365.50
09/30/2009	22318.30	20442.70	10655.40	15258.80
09/30/2010	24810.00	23096.20	12648.90	16924.50

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Management Overview 59

ICON Telecommunication & Utilities Fund
Schedule of Investments
September 30, 2010

Shares or Principal Amount		Value

Common Stocks (98.9%)
50,000	AES Corp.†	$567,500
9,500	AGL Resources, Inc.	364,420
13,000	Allegheny Energy, Inc.	318,760
8,600	America Movil S.A.B. de C.V., Series L, ADR	458,638
20,000	American Electric Power Co., Inc.	724,600
6,500	AMETEK, Inc.	310,505
1,000	Apple, Inc.†	283,750
3,000	Aqua America, Inc.	61,200
175,000	AT&T, Inc.	5,005,000
10,800	Atmos Energy Corp.	315,900
30,000	Avista Corp.	626,400
15,000	BCE, Inc.	487,500
10,000	Comcast Corp., Class A	180,800
20,000	Consolidated Edison, Inc.	964,400
12,500	Constellation Energy Group, Inc.	403,000
27,500	Dominion Resources, Inc. of Virginia	1,200,650
20,000	DPL, Inc.	522,600
3,000	DTE Energy Co.	137,790
8,000	Edison International	275,120
20,000	Empire District Electric Co.	403,000
6,000	Entergy Corp.	459,180
6,300	Exelon Corp.	268,254
20,000	FirstEnergy Corp.	770,800
12,500	France Telecom S.A., ADR	269,125
3,000	Integrys Energy Group, Inc.	156,180
3,000	Laclede Group, Inc.	103,260
7,900	MDU Resources Group, Inc.	157,605
11,000	NextEra Energy	598,290
5,000	Northeast Utilities	147,850
7,500	NSTAR	295,125
4,300	Partner Communications Co. Ltd., ADR	78,518
20,000	PG&E Corp.	908,400
3,900	Pinnacle West Capital Corp.	160,953
30,000	Portland General Electric Co.	608,400
30,000	PPL Corp.	816,900
20,000	Progress Energy, Inc.	888,400
7,500	Public Service Enterprise Group, Inc.	248,100
12,500	Rogers Communications, Inc., Class B	467,875
25,000	SCANA Corp.	1,008,000
9,000	Sempra Energy	484,200
23,800	SK Telecom Co. Ltd., ADR	415,786
10,000	South Jersey Industries, Inc.	494,700
46,900	Southern Co.	1,746,556
16,700	Southwest Gas Corp.	560,953
4,000	Syniverse Holdings, Inc.†	90,680
5,000	Telenor ASA, ADR	234,350
19,600	UGI Corp.	560,756
5,000	Unisource Energy Corp.	167,150
5,000	Veolia Environnement, ADR	131,800
95,000	Verizon Communications, Inc.	3,096,050
2,200	Walter Energy, Inc.	178,838

60 Schedule of Investments

Shares or Principal Amount		Value

3,000	WGL Holdings, Inc.	$113,340
4,300	Wisconsin Energy Corp.	248,540
50,000	Xcel Energy, Inc.	1,148,500

Total Common Stocks (Cost $29,424,934)		31,694,947
Short-Term Investments (0.6%)
$191,132	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/10	191,132

Total Short-Term Investments (Cost $191,132)		191,132
Total Investments 99.5% (Cost $29,616,066)		31,886,079
Other Assets Less Liabilities 0.5%		149,449

Net Assets 100.0%		$32,035,528

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

ADR	American Depositary Receipt

Schedule of Investments 61

Statements of Assets and Liabilities
September 30, 2010

	ICON
	Consumer	ICON	ICON
	Discretionary	Energy	Financial
	Fund	Fund	Fund
Assets
Investments, at cost	$21,887,733	$517,646,916	$56,149,917

Investments, at value†	23,334,102	539,897,597	58,227,394
Receivables:
Fund shares sold	2,264	381,686	35,499
Investments sold	-	2,430,253	3,038,757
Dividends	16,987	378,809	79,441
Foreign tax reclaims	-	-	6,151
Other assets	7,352	90,336	12,385

Total Assets	23,360,705	543,178,681	61,399,627

Liabilities
Payables:
Due to custodian bank	-	-	39,062
Investments purchased	417,422	1,091,991	2,499,049
Payable for collateral received on securities loaned	5,122,939	30,355,309	-
Fund shares redeemed	20,823	940,101	24,475
Advisory fees	13,951	408,110	48,676
Fund accounting fees	1,411	48,384	5,281
Transfer agent fees	7,628	42,235	8,524
Administration fees	697	20,398	2,433
Trustee fees	371	14,699	1,605
Accrued expenses	25,788	76,052	20,251

Total Liabilities	5,611,030	32,997,279	2,649,356

Net Assets - all share classes	$17,749,675	$510,181,402	$58,750,271

Net Assets - Class S	$17,749,655	$510,181,382	$58,750,251

Net Assets - Class C	$10	$10	$10

Net Assets - Class A	$10	$10	$10

62 Financial Statements

	ICON
	Consumer	ICON	ICON
	Discretionary	Energy	Financial
	Fund	Fund	Fund
Net Assets Consist of
Paid-in capital	$40,083,862	$550,839,429	$163,631,406
Accumulated undistributed net investment income/(loss)	-	7,390,361	214,041
Accumulated undistributed net realized gain/(loss) from investment, written options and foreign currency transactions	(23,780,556)	(70,299,181)	(107,172,806)
Unrealized appreciation/(depreciation) on investments, written options and foreign currency transactions	1,446,369	22,250,793	2,077,630

Net Assets	$17,749,675	$510,181,402	$58,750,271

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,241,070	30,567,198	10,586,570
Class C	1.26	0.60	1.80
Class A	1.26	0.60	1.80
Net asset value (offering and redemption price per share)
Class S	$7.92	$16.69	$5.55
Class C	$7.92	$16.69	$5.55
Class A	$7.92	$16.69	$5.55
Class A maximum offering price (100%/(100%- maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.40	$17.71	$5.89

† Includes securities on loan of	$4,981,086	$29,433,693	$-

The accompanying notes are an integral part of the financial statements.

Financial Statements 63

Statements of Assets and Liabilities (continued)
September 30, 2010

			ICON
	ICON	ICON	Information
	Healthcare	Industrials	Technology
	Fund	Fund	Fund
Assets
Investments, at cost	$82,718,463	$84,271,676	$78,527,634

Investments, at value†	92,599,190	91,482,050	88,452,029
Receivables:
Fund shares sold	20,206	58,524	13,102
Investments sold	-	352,968	-
Dividends	110,763	131,910	22,934
Foreign tax reclaims	2,515	-	-
Other assets	24,808	18,172	21,721

Total Assets	92,757,482	92,043,624	88,509,786

Liabilities
Payables:
Due to custodian bank	-	2,700	-
Investments purchased	-	-	-
Payable for collateral received on securities loaned	20,038,637	20,221,364	11,073,651
Fund shares redeemed	37,486	115,836	54,043
Advisory fees	59,091	57,597	61,672
Fund accounting fees	9,790	5,914	7,496
Transfer agent fees	16,386	8,812	11,669
Administration fees	2,953	2,879	3,082
Trustee fees	3,268	1,655	2,559
Accrued expenses	35,514	20,040	26,439

Total Liabilities	20,203,125	20,436,797	11,240,611

Net Assets - all share classes	$72,554,357	$71,606,827	$77,269,175

Net Assets - Class S	$72,554,337	$71,606,807	$77,269,155

Net Assets - Class C	$10	$10	$10

Net Assets - Class A	$10	$10	$10

64 Financial Statements

			ICON
	ICON	ICON	Information
	Healthcare	Industrials	Technology
	Fund	Fund	Fund
Net Assets Consist of
Paid-in capital	$84,043,310	$108,528,615	$126,092,080
Accumulated undistributed net investment income/(loss)	368,439	478,549	-
Accumulated undistributed net realized gain/(loss) from investment, written options and foreign currency transactions	(21,738,119)	(44,610,744)	(58,747,300)
Unrealized appreciation/(depreciation) on investments, written options and foreign currency transactions	9,880,727	7,210,407	9,924,395

Net Assets	$72,554,357	$71,606,827	$77,269,175

Shares outstanding (unlimited shares authorized, no par value)
Class S	5,677,697	9,580,450	9,594,070
Class C	0.78	1.34	1.24
Class A	0.78	1.34	1.24
Net asset value (offering and redemption price per share)
Class S	$12.78	$7.47	$8.05
Class C	$12.78	$7.47	$8.05
Class A	$12.78	$7.47	$8.05
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.57	$7.93	$8.54

† Includes securities on loan of	$19,489,480	$19,759,377	$10,735,032

The accompanying notes are an integral part of the financial statements.

Financial Statements 65

Statements of Assets and Liabilities (continued)
September 30, 2010

	ICON		ICON
	Leisure and	ICON	Telecommunication
	Consumer	Materials	& Utilities
	Staples Fund	Fund	Fund
Assets
Investments, at cost	$36,432,860	$98,255,028	$29,616,066

Investments, at value†	40,164,550	112,709,830	31,886,079
Receivables:
Fund shares sold	6,234	37,979	118,150
Investments sold	-	1,599,239	-
Dividends	77,522	153,275	83,897
Foreign tax reclaims	-	-	9,926
Other assets	9,953	21,104	8,491

Total Assets	40,258,259	114,521,427	32,106,543

Liabilities
Payables:
Due to custodian bank	-	1,073	-
Investments purchased	700,310	1,220,117	-
Payable for collateral received on securities loaned	8,843,118	25,274,995	-
Fund shares redeemed	21,777	50,840	16,751
Advisory fees	24,848	70,991	25,938
Fund accounting fees	2,921	7,748	2,524
Transfer agent fees	6,068	12,124	6,350
Administration fees	1,242	3,548	1,296
Trustee fees	831	2,285	649
Accrued expenses	17,006	22,122	17,507

Total Liabilities	9,618,121	26,665,843	71,015

Net Assets - all share classes	$30,640,138	$87,855,584	$32,035,528

Net Assets - Class S	$30,640,118	$87,855,564	$32,035,508

Net Assets - Class C	$10	$10	$10

Net Assets - Class A	$10	$10	$10

66 Financial Statements

	ICON		ICON
	Leisure and	ICON	Telecommunication
	Consumer	Materials	& Utilities
	Staples Fund	Fund	Fund
Net Assets Consist of
Paid-in capital	$36,319,389	$107,443,874	$41,915,368
Accumulated undistributed net investment income/(loss)	315,201	478,024	779,136
Accumulated undistributed net realized gain/(loss) from investment, written options and foreign currency transactions	(9,726,142)	(34,521,116)	(12,929,029)
Unrealized appreciation/(depreciation) on investments, written options and foreign currency transactions	3,731,690	14,454,802	2,270,053

Net Assets	$30,640,138	$87,855,584	$32,035,528

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,792,352	8,735,032	5,212,252
Class C	1.24	0.99	1.63
Class A	1.24	0.99	1.63
Net asset value (offering and redemption price per share)
Class S	$8.08	$10.06	$6.15
Class C	$8.08	$10.06	$6.15
Class A	$8.08	$10.06	$6.15
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.57	$10.67	$6.53

† Includes securities on loan of	$8,616,245	$24,602,150	$-

The accompanying notes are an integral part of the financial statements.

Financial Statements 67

Statements of Operations
For the year ended September 30, 2010

	ICON					ICON	ICON
	Consumer	ICON	ICON	ICON	ICON	Information	Leisure and	ICON	ICON
	Discretionary	Energy	Financial	Healthcare	Industrials	Technology	Consumer	Materials	Telecommunication
	Fund	Fund	Fund	Fund	Fund	Fund	Staples Fund	Fund	& Utilities Fund
Investment Income
Interest	$603	$3,932	$59,497	$1,045	$1,065	$4,553	$449	$1,146	$1,027
Dividends	202,757	13,886,556	1,078,116	1,922,180	1,376,581	706,856	801,732	1,689,888	1,320,448
Income from securities lending, net	5,582	264,736	239	64,780	26,198	44,056	9,614	23,815	70
Foreign taxes withheld	-	(128,098)	(23,311)	(10,474)	(3,412)	-	(1,339)	(15,390)	(13,342)

Total Investment Income	208,942	14,027,126	1,114,541	1,977,531	1,400,432	755,465	810,456	1,699,459	1,308,203

Expenses
Advisory fees	149,115	5,581,198	621,813	1,182,686	656,050	957,691	321,383	886,294	264,049
Fund accounting fees	4,395	165,463	18,340	34,861	19,340	28,246	9,469	26,127	7,781
Transfer agent fees	56,401	400,186	87,038	156,036	84,841	117,696	59,072	119,276	63,142
Custody fees	8,299	21,813	6,864	7,392	5,885	8,241	4,699	7,142	4,197
Administration fees	7,377	277,058	30,711	58,304	32,407	47,253	15,869	43,765	13,046
Registration fees:
Class S	31,569	100,805	41,045	43,821	35,605	42,376	26,662	35,715	30,272
Insurance expense	1,638	78,810	9,442	17,347	9,659	16,725	3,919	12,850	3,266
Trustee fees and expenses	1,360	62,727	6,697	14,360	6,888	11,266	3,418	9,585	2,685
Audit and Tax Services expense	20,740	23,227	20,928	21,304	20,958	21,178	20,845	21,089	20,809
Interest expense	1,987	4,256	3,289	8,669	3,021	4,850	525	3,184	953
Other expenses	19,250	244,627	43,947	64,300	44,403	58,801	29,386	56,375	30,863

Net Expenses	302,131	6,960,170	890,114	1,609,080	919,057	1,314,323	495,247	1,221,402	441,063

Net Investment Income/(Loss)	(93,189)	7,066,956	224,427	368,451	481,375	(558,858)	315,209	478,057	867,140

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investment transactions	2,071,670	70,562,775	14,551,775	11,603,009	5,748,285	15,864,394	1,411,171	9,069,867	(482,416)
Net realized gain/(loss) from foreign currency transactions	-	(231)	(167)	-	13	-	-	-	(89)
Change in unrealized net appreciation/ (depreciation) on investments and foreign currency transactions	(738,123)	(83,867,728)	(20,022,696)	(5,724,798)	5,287,288	(11,556,229)	1,507,065	1,094,273	2,392,792

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	1,333,547	(13,305,184)	(5,471,088)	5,878,211	11,035,586	4,308,165	2,918,236	10,164,140	1,910,287

Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,240,358	$(6,238,228)	$(5,246,661)	$6,246,662	$11,516,961	$3,749,307	$3,233,445	$10,642,197	$2,777,427

The accompanying notes are an integral part of the financial statements.

68 Financial Statements

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Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income/(loss)	$(93,189)	$44,840	$7,066,956	$5,899,755	$224,427	$1,103,860	$368,451	$914,721
Net realized gain/(loss) on investment transactions and foreign currency transactions	2,071,670	(18,491,723)	70,562,544	(139,817,254)	14,551,608	(54,834,145)	11,603,009	(33,178,074)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	(738,123)	1,817,062	(83,867,728)	136,321,628	(20,022,696)	13,559,513	(5,724,798)	11,440,541

Net increase/(decrease) in net assets resulting from operations	1,240,358	(16,629,821)	(6,238,228)	2,404,129	(5,246,661)	(40,170,772)	6,246,662	(20,822,812)

Dividends and Distributions to Shareholders
Net investment income
Class S	(376,917)	-	(7,077,474)	(1,993,032)	(1,136,088)	(3,381,427)	(1,948,725)	-
Net realized gains
Class S	-	-	-	(134,183,715)	-	-	-	-

Net decrease from dividends and distributions	(376,917)	-	(7,077,474)	(136,176,747)	(1,136,088)	(3,381,427)	(1,948,725)	-

Fund Share Transactions
Shares sold
Class S	25,144,641	13,580,754	178,922,949	258,382,655	23,666,480	39,972,857	60,674,398	53,163,928
Class C	10	-	10	-	10	-	10	-
Class A	10	-	10	-	10	-	10	-
Reinvested dividends and distributions
Class S	370,245	-	6,772,496	131,269,217	1,109,429	3,316,850	1,861,774	-
Shares repurchased
Class S	(22,833,765)	(54,987,695)	(222,753,588)	(187,961,116)	(41,710,196)	(45,844,802)	(104,885,201)	(81,818,503)

Net Increase/(decrease) from fund share transactions	2,681,141	(41,406,941)	(37,058,123)	201,690,756	(16,934,267)	(2,555,095)	(42,349,009)	(28,654,575)

Total net increase/(decrease) in net assets	3,544,582	(58,036,762)	(50,373,825)	67,918,138	(23,317,016)	(46,107,294)	(38,051,072)	(49,477,387)
Net Assets
Beginning of year	14,205,093	72,241,855	560,555,227	492,637,089	82,067,287	128,174,581	110,605,429	160,082,816

End of year	$17,749,675	$14,205,093	$510,181,402	$560,555,227	$58,750,271	$82,067,287	$72,554,357	$110,605,429

Transactions in Fund Shares
Shares sold
Class S	3,179,590	2,740,834	10,555,692	17,627,648	3,866,691	8,206,569	4,673,714	4,715,316
Class C	1	-	1	-	2	-	1	-
Class A	1	-	1	-	2	-	1	-
Reinvested dividends and distributions
Class S	52,892	-	395,124	9,452,879	197,759	665,988	141,580	-
Shares repurchased
Class S	(3,071,715)	(10,713,665)	(13,514,630)	(12,157,086)	(7,233,233)	(10,111,073)	(8,133,721)	(7,587,615)

Net increase/(decrease)	160,769	(7,972,831)	(2,563,812)	14,923,441	(3,168,779)	(1,238,516)	(3,318,425)	(2,872,299)

Shares outstanding, beginning of year	2,080,303	10,053,134	33,131,012	18,207,571	13,755,353	14,993,869	8,996,124	11,868,423
Shares outstanding, end of year	2,241,072	2,080,303	30,567,200	33,131,012	10,586,574	13,755,353	5,677,699	8,996,124

Accumulated undistributed net investment income/(loss)	$-	$376,911	$7,390,361	$7,639,241	$214,041	$1,136,023	$368,439	$1,948,713

The accompanying notes are an integral part of the financial statements.

70 Financial Statements

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Statements of Changes in Net Assets (continued)

	ICON Industrials Fund		ICON Information Technology Fund		ICON Leisure and Consumer Staples Fund		ICON Materials Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009

Operations
Net investment income/(loss)	$481,375	$998,537	$(558,858)	$(87,678)	$315,209	$181,167	$478,057	$1,156,445
Net realized gain/(loss) on investment transactions and foreign currency transactions	5,748,298	(46,466,509)	15,864,394	(38,132,970)	1,411,171	(8,327,546)	9,069,867	(32,865,783)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	5,287,288	14,292,207	(11,556,229)	26,383,720	1,507,065	4,148,032	1,094,273	20,299,376

Net increase/(decrease) in net assets resulting from operations	11,516,961	(31,175,765)	3,749,307	(11,836,928)	3,233,445	(3,998,347)	10,642,197	(11,409,962)

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,217,973)	(571,232)	(631,045)	-	(383,505)	-	(1,039,736)	(860,270)
Net realized gains
Class S	-	-	-	-	-	(9,922)	-	-

Net decrease from dividends and distributions	(1,217,973)	(571,232)	(631,045)	-	(383,505)	(9,922)	(1,039,736)	(860,270)

Fund Share Transactions
Shares sold
Class S	20,401,204	12,347,790	11,238,244	38,997,763	12,417,351	3,515,872	34,039,868	27,207,600
Class C	10	-	10	-	10	-	10	-
Class A	10	-	10	-	10	-	10	-
Reinvested dividends and distributions
Class S	1,207,851	567,022	623,163	-	379,975	9,724	961,442	799,139
Shares repurchased
Class S	(30,836,480)	(35,918,904)	(56,960,109)	(86,361,728)	(11,080,889)	(15,582,817)	(51,775,985)	(39,231,148)

Net Increase/(decrease) from fund share transactions	(9,227,405)	(23,004,092)	(45,098,682)	(47,363,965)	1,716,457	(12,057,221)	(16,774,655)	(11,224,409)

Total net increase/(decrease) in net assets	1,071,583	(54,751,089)	(41,980,420)	(59,200,893)	4,566,397	(16,065,490)	(7,172,194)	(23,494,641)
Net Assets
Beginning of year	70,535,244	125,286,333	119,249,595	178,450,488	26,073,741	42,139,231	95,027,778	118,522,419

End of year	$71,606,827	$70,535,244	$77,269,175	$119,249,595	$30,640,138	$26,073,741	$87,855,584	$95,027,778

Transactions in Fund Shares
Shares sold
Class S	2,856,226	2,275,832	1,388,002	6,873,275	1,605,672	590,330	3,610,598	3,904,527
Class C	1	-	1	-	1	-	1	-
Class A	1	-	1	-	1	-	1	-
Reinvested dividends and distributions
Class S	180,008	102,149	76,839	-	49,931	1,818	103,381	119,632
Shares repurchased
Class S	(4,504,290)	(6,690,467)	(7,172,818)	(14,283,008)	(1,426,850)	(2,747,313)	(5,619,157)	(5,464,404)

Net increase/(decrease)	(1,468,054)	(4,312,486)	(5,707,975)	(7,409,733)	228,755	(2,155,165)	(1,905,176)	(1,440,245)

Shares outstanding, beginning of year	11,048,506	15,360,992	15,302,047	22,711,780	3,563,599	5,718,764	10,640,210	12,080,455
Shares outstanding, end of year	9,580,452	11,048,506	9,594,072	15,302,047	3,792,354	3,563,599	8,735,034	10,640,210

Accumulated undistributed net investment income/(loss)	$478,549	$1,217,934	$-	$630,936	$315,201	$383,497	$478,024	$1,039,703

The accompanying notes are an integral part of the financial statements.

72 Financial Statements

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Statements of Changes in Net Assets (continued)

	ICON Telecommunication &
	Utilities Fund
	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009
Operations
Net investment income/(loss)	$867,140	$652,026
Net realized gain/(loss) on investment transactions and foreign currency transactions	(482,505)	(4,189,899)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency transactions	2,392,792	1,530,224

Net increase/(decrease) in net assets resulting from operations	2,777,427	(2,007,649)

Dividends and Distributions to Shareholders
Net investment income
Class S	(595,082)	(1,742,486)
Net realized gains
Class S	-	-

Net decrease from dividends and distributions	(595,082)	(1,742,486)

Fund Share Transactions
Shares sold
Class S	18,118,349	8,474,316
Class C	10	-
Class A	10	-
Reinvested dividends and distributions
Class S	581,406	1,682,883
Shares repurchased
Class S	(11,393,241)	(14,195,858)

Net Increase/(decrease) from fund share transactions	7,306,534	(4,038,659)

Total net increase/(decrease) in net assets	9,488,879	(7,788,794)
Net Assets
Beginning of year	22,546,649	30,335,443

End of year	$32,035,528	$22,546,649

Transactions in Fund Shares
Shares sold
Class S	3,124,533	1,578,252
Class C	2	-
Class A	2	-
Reinvested dividends and distributions
Class S	98,710	315,147
Shares repurchased
Class S	(1,991,136)	(2,695,138)

Net increase/(decrease)	1,232,111	(801,739)

Shares outstanding, beginning of year	3,980,145	4,781,884
Shares outstanding, end of year	5,212,256	3,980,145

Accumulated undistributed net investment income/(loss)	$779,136	$507,167

The accompanying notes are an integral part of the financial statements.

74 Financial Statements

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Financial Highlights

		Income from investment operations
					Less dividends and		distributions

													Ratio of
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	Ratio of		net investment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	expenses to		income/(loss)		Portfolio
	beginning	income/	gains/(losses)	investment	investment	realized	dividends and	value, end	Total	period (in	average		to average		turnover
	of period	(loss)(x)	on investments	operations	income	gains	distributions	of period	return	thousands)	net assets		net assets		rate

ICON Consumer Discretionary Fund*
Class S
Year Ended September 30, 2010	$6.83	$(0.05)	$1.42	$1.37	$(0.28)	$-	$(0.28)	$7.92	20.61%	$17,750	2.02%		(0.62)%		194.84%
Year Ended September 30, 2009	7.19	0.01	(0.37)	(0.36)	-	-	-	6.83	(5.01)%	14,205	1.63%		0.14%		200.23%
Year Ended September 30, 2008	12.79	- (a)	(2.61)	(2.61)	-	(2.99)	(2.99)	7.19	(24.21)%	72,242	1.38%		(0.04)%		218.32%
Year Ended September 30, 2007	12.11	(0.04)	0.72	0.68	-	-	-	12.79	5.62%	94,477	1.30%		(0.31)%		144.89%
Year Ended September 30, 2006	13.61	(0.06)	0.79	0.73	-	(2.23)	(2.23)	12.11	6.20%	110,792	1.32%		(0.46)%		173.83%
ICON Energy Fund*
Class S
Year Ended September 30, 2010	16.92	0.21	(0.23)	(0.02)	(0.21)	-	(0.21)	16.69	(0.17)%	510,181	1.24%		1.26%		169.86%
Year Ended September 30, 2009	27.06	0.21	(2.41)	(2.20)	(0.12)	(7.82)	(7.94)	16.92	(1.73)%	560,555	1.24%		1.39%		186.47%
Year Ended September 30, 2008	41.46	0.20	(4.82)	(4.62)	(0.11)	(9.67)	(9.78)	27.06	(14.62)%	492,637	1.16%		0.59%		119.87%
Year Ended September 30, 2007	31.88	0.08	12.86	12.94	-	(3.36)	(3.36)	41.46	43.64%	816,075	1.17	%(b)	0.24	%(b)	54.75%
Year Ended September 30, 2006	33.76	(0.06)	(0.89)	(0.95)	(0.08)	(0.85)	(0.93)	31.88	(2.81)%	788,366	1.17%		(0.16)%		22.86%
ICON Financial Fund*
Class S
Year Ended September 30, 2010	5.97	0.02	(0.32)	(0.30)	(0.12)	-	(0.12)	5.55	(5.11)%	58,750	1.43%		0.36%		143.36%
Year Ended September 30, 2009	8.55	0.09	(2.43)	(2.34)	(0.24)	-	(0.24)	5.97	(26.80)%	82,067	1.42%		1.70%		194.00%
Year Ended September 30, 2008	14.30	0.21	(4.29)	(4.08)	(0.14)	(1.53)	(1.67)	8.55	(31.93)%	128,175	1.22%		1.94%		220.83%
Year Ended September 30, 2007	14.47	0.13	0.45	0.58	(0.15)	(0.60)	(0.75)	14.30	3.84%	200,089	1.21%		0.86%		93.04%
Year Ended September 30, 2006	13.43	0.15	1.84	1.99	(0.09)	(0.86)	(0.95)	14.47	15.53%	368,614	1.20%		1.10%		153.47%
ICON Healthcare Fund*
Class S
Year Ended September 30, 2010	12.29	0.04	0.63	0.67	(0.18)	-	(0.18)	12.78	5.39%	72,554	1.36%		0.31%		102.42%
Year Ended September 30, 2009	13.49	0.08	(1.28)	(1.20)	-	-	-	12.29	(8.90)%	110,605	1.37%		0.74%		105.75%
Year Ended September 30, 2008	17.68	(0.02)	(2.65)	(2.67)	-	(1.52)	(1.52)	13.49	(16.43)%	160,083	1.25%		(0.12)%		61.44%
Year Ended September 30, 2007	17.95	- (a)	1.19	1.19	-	(1.46)	(1.46)	17.68	7.17%	473,287	1.20	%(b)	0.01	%(b)	24.56%
Year Ended September 30, 2006	17.94	(0.10)	0.38	0.28	-	(0.27)	(0.27)	17.95	1.56%	646,202	1.19%		(0.55)%		61.37%
ICON Industrials Fund*
Class S
Year Ended September 30, 2010	6.38	0.05	1.17	1.22	(0.13)	-	(0.13)	7.47	19.40%	71,607	1.40%		0.73%		54.34%
Year Ended September 30, 2009	8.16	0.08	(1.82)	(1.74)	(0.04)	-	(0.04)	6.38	(21.25)%	70,535	1.37%		1.39%		96.24%
Year Ended September 30, 2008	10.77	0.05	(2.32)	(2.27)	(0.01)	(0.33)	(0.34)	8.16	(21.72)%	125,286	1.25%		0.55%		143.40%
Year Ended September 30, 2007	13.22	0.02	2.63	2.65	- (a)	(5.10)	(5.10)	10.77	28.73%	155,739	1.27	%(b)	0.16	%(b)	125.44%
Year Ended September 30, 2006	12.70	(0.04)	0.97	0.93	-	(0.41)	(0.41)	13.22	7.49%	106,015	1.24%		(0.30)%		89.38%
ICON Information Technology Fund*
Class S
Year Ended September 30, 2010	7.79	(0.05)	0.35	0.30	(0.04)	-	(0.04)	8.05	3.91%	77,269	1.37%		(0.58)%		68.32%
Year Ended September 30, 2009	7.86	(0.01)	(0.06)	(0.07)	-	-	-	7.79	(0.89)%	119,250	1.38%		(0.09)%		89.87%
Year Ended September 30, 2008	11.02	(0.04)	(3.12)	(3.16)	-	-	-	7.86	(28.68)%	178,450	1.24%		(0.41)%		171.22%
Year Ended September 30, 2007	8.72	(0.05)	2.35	2.30	-	-	-	11.02	26.38%	266,965	1.23%		(0.49)%		78.66%
Year Ended September 30, 2006	8.70	(0.05)	0.07	0.02	-	-	-	8.72	0.23%	241,988	1.25%		(0.61)%		155.39%

The accompanying notes are an integral part of the financial statements.

76 Financial Highlights

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Financial Highlights (continued)

		Income from investment operations			Less dividends and		distributions

												Ratio of
	Net asset	Net	Net realized		Dividends	Distributions				Net assets,	Ratio of	net investment
	value,	investment	and unrealized	Total from	from net	from net	Total	Net asset		end of	expenses to	income/(loss)	Portfolio
	beginning	income/	gains/(losses) on	investment	investment	realized	dividends and	value, end	Total	period (in	average	to average	turnover
	of period	(loss)(x)	investments	operations	income	gains	distributions	of period	return	thousands)	net assets	net assets	rate

ICON Leisure and Consumer Staples Fund*
Class S
Year Ended September 30, 2010	$7.32	$0.08	$0.76	$0.84	$(0.08)	$-	$(0.08)	$8.08	11.56%	$30,640	1.54%	0.98%	86.31%
Year Ended September 30, 2009	7.37	0.04	(0.09)	(0.05)	-	- (a)	- (a)	7.32	(0.64)%	26,074	1.58%	0.72%	134.29%
Year Ended September 30, 2008	10.62	0.03	(1.60)	(1.57)	(0.13)	(1.55)	(1.68)	7.37	(17.40)%	42,139	1.46%	0.31%	132.40%
Year Ended September 30, 2007	9.21	0.10	1.33	1.43	(0.02)	- (a)	(0.02)	10.62	15.61%	31,571	1.41%	1.02%	150.72%
Year Ended September 30, 2006	11.96	(0.07)	(0.01)	(0.08)	-	(2.67)	(2.67)	9.21	0.11%	68,136	1.54%	(0.70)%	215.75%
ICON Materials Fund*
Class S
Year Ended September 30, 2010	8.93	0.05	1.18	1.23	(0.10)	-	(0.10)	10.06	13.92%	87,856	1.38%	0.54%	70.80%
Year Ended September 30, 2009	9.81	0.11	(0.91)	(0.80)	(0.08)	-	(0.08)	8.93	(7.87)%	95,028	1.40%	1.50%	134.88%
Year Ended September 30, 2008	15.39	0.08	(3.23)	(3.15)	(0.06)	(2.37)	(2.43)	9.81	(23.79)%	118,522	1.26%	0.60%	111.26%
Year Ended September 30, 2007	11.67	0.08	5.10	5.18	(0.15)	(1.31)	(1.46)	15.39	48.63%	131,321	1.33%	0.59%	109.10%
Year Ended September 30, 2006	11.30	0.09	1.09	1.18	(0.02)	(0.79)	(0.81)	11.67	11.17%	135,097	1.30%	0.74%	176.89%
ICON Telecommunication & Utilities Fund*
Class S
Year Ended September 30, 2010	5.66	0.19	0.44	0.63	(0.14)	-	(0.14)	6.15	11.16%	32,036	1.67%	3.28%	84.45%
Year Ended September 30, 2009	6.34	0.14	(0.44)	(0.30)	(0.38)	-	(0.38)	5.66	(4.39)%	22,547	1.70%	2.70%	90.27%
Year Ended September 30, 2008	9.20	0.14	(2.03)	(1.89)	(0.06)	(0.91)	(0.97)	6.34	(23.01)%	30,335	1.35%	1.74%	102.65%
Year Ended September 30, 2007	7.66	0.10	2.18	2.28	(0.11)	(0.63)	(0.74)	9.20	31.60%	109,509	1.33%	1.20%	154.99%
Year Ended September 30, 2006	8.28	0.13	0.37	0.50	(0.18)	(0.94)	(1.12)	7.66	7.56%	119,762	1.38%	1.71%	209.50%

*	Class C and Class A commenced operations on September 30, 2010.
(x)	Calculated using the average shares method.
(a)	Amount less than $0.005.
(b)	Ratios include transfer agent earnings credits received. These earnings credits reduced the net expense ratio and increased the net income ratio by 0.01%.

78 Financial Highlights

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Notes to Financial Statements
September 30, 2010

1. Organization

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. As of September 30, 2010, each Fund has three classes of shares: Class S, Class C and Class A. Class A and Class C shares commenced operations on September 30, 2010. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

80 Notes to Financial Statements

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be minimal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation quote is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing

Notes to Financial Statements 81

Notes to Financial Statements (continued)

mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Investments in other open-end investment companies are valued at net asset value.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively

82 Notes to Financial Statements

traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2010:

	Level 1	Level 2
	Investments	Investments
Fund Name	in Securities	in Securities

ICON Consumer Discretionary Fund
Common Stock	$17,782,281	$-
Collateral for Securities on Loan	-	5,122,939
Short-Term Investments	-	428,882

Total	$17,782,281	$5,551,821

ICON Energy Fund
Common Stock	$507,737,329	$-
Call Option Purchased	571,500	-
Collateral for Securities on Loan	-	30,355,309
Short-Term Investments	-	1,233,459

Total	$508,308,829	$31,588,768

ICON Financial Fund
Common Stock	$58,227,394	$-

Total	$58,227,394	$-

ICON Healthcare Fund
Common Stock	$72,260,481	$-
Collateral for Securities on Loan	-	20,038,637
Short-Term Investments	-	300,072

Total	$72,260,481	$20,338,709

ICON Industrials Fund
Common Stock	$70,861,713	$-
Collateral for Securities on Loan	-	20,221,364
Short-Term Investments	-	398,973

Total	$70,861,713	$20,620,337

ICON Information Technology Fund
Common Stock	$75,774,377	$-
Collateral for Securities on Loan	-	11,073,651
Short-Term Investments	-	1,604,001

Total	$75,774,377	$12,677,652

Notes to Financial Statements 83

Notes to Financial Statements (continued)

	Level 1	Level 2
	Investments	Investments
Fund Name	in Securities	in Securities

ICON Leisure and Consumer Staples Fund
Common Stock	$30,414,235	$-
Collateral for Securities on Loan	-	8,843,118
Short-Term Investments	-	907,197

Total	$30,414,235	$9,750,315

ICON Materials Fund
Common Stock	$87,319,250	$-
Collateral for Securities on Loan	-	25,274,995
Short-Term Investments	-	115,585

Total	$87,319,250	$25,390,580

ICON Telecommunication & Utilities Fund
Common Stock	$31,694,947	$-
Short-Term Investments	-	191,132

Total	$31,694,947	$191,132

There were no Level 3 securities held in any of the Funds at September 30, 2010.

For the year ended September 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

84 Notes to Financial Statements

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2010 was limited to purchased call options.

Each Fund may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions and to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains, lack of liquidity for the option and lack of liquidity for the security or securities index.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale

Notes to Financial Statements 85

Notes to Financial Statements (continued)

of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid or received, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2010, no Funds engaged in any written options transactions. As disclosed below, the Financial, Energy, and Materials Fund engaged in purchased call options during the year. All open options contracts are included on the Fund’s Schedule of Investments.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivatives not accounted for as	Liabilities	Fair	Liabilities	Fair
hedging instruments	Location	Value	Location	Value

Purchased option contracts
Equity risk
ICON Energy Fund	Investments, at value	$571,500	Investments, at value	$-

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Purchased option contracts
Equity risk
ICON Energy Fund	Net realized gain/(loss) from	$2,944,353
ICON Financial Fund	investment transactions	(135,560)
ICON Materials Fund		(21)

86 Notes to Financial Statements

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

	Location of Gain/(Loss)
Derivatives not accounted for as	on Derivatives
hedging instruments	Recognized in Operations	Amount

Purchased option contracts
Equity risk
ICON Energy Fund	Change in unrealized net appreciation/(depreciation) on investments	$(4,644)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended September 30, 2010.

The Funds value derivatives at fair value, as described below, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to non-affiliated qualified parties. The Funds seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are on loan; however, the Funds may attempt to call back the loan and vote the proxy.

All loans will be continuously secured by collateral which consists of cash. The cash collateral is invested in the State Street Navigator Prime Portfolio and is disclosed on the Schedule of Investments. The lending fees received and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations, if applicable.

Notes to Financial Statements 87

Notes to Financial Statements (continued)

As of September 30, 2010, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

ICON Consumer Discretionary Fund	$4,981,086	$5,122,939
ICON Energy Fund	29,433,693	30,355,309
ICON Healthcare Fund	19,489,480	20,038,637
ICON Industrials Fund	19,759,377	20,221,364
ICON Information Technology Fund	10,735,032	11,073,651
ICON Leisure and Consumer Staples Fund	8,616,245	8,843,118
ICON Materials Fund	24,602,150	25,274,995

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2010. It may also include collateral received from the prefunding of loans.

Income Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four years, no

88 Notes to Financial Statements

examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

3. Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. Each Fund is obligated to pay ICON Advisers management fees computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million,

Notes to Financial Statements 89

Notes to Financial Statements (continued)

0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

Accounting, Custody and Transfer Agent Fees

As of March 1, 2010, State Street Bank and Trust Company, (“State Street”) became the fund accounting agent for the funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to March 1, 2010, the fund accounting agent for the funds was Citi Fund Services Ohio, Inc. (“Citi”). The Trust paid Citi fees that were calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Trust.

As of March 29, 2010, State Street became the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses. Prior to March 29, 2010, Brown Brothers Harriman (“BBH”) was the custodian of the Trust’s investments. For its custodial services, the Trust paid BBH asset-based fees that varied according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Funds’ first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2010, the Funds’ payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

90 Notes to Financial Statements

As of March 1, 2010, ICON Advisers entered into a sub-administration agreement with State Street to which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily assets of the Trust. Prior to March 1, 2010, Citi assisted ICON Advisers with the administration and business affairs of the Trust. ICON Advisers paid Citi a fee that was calculated daily and paid monthly at an annual rate based on the average daily assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. The total amount paid under the 12b-1 plans, if any, by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The CCO’s salary is paid 100% by the Funds.

Some of the distribution amounts received by IDI, discussed in the Distribution Fees section above, will be used to offset various shareholder servicing costs incurred by ICON Advisers.

4. Borrowings

As of March 29, 2010, the Trust has entered into Lines of Credit agreements with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at the higher of the Federal Funds Rate effective on that day and the Overnight LIBOR Rate effective on that day plus 1.25%. The average interest rate charged for the year ended September 30, 2010 was 1.60%.

Notes to Financial Statements 91

Notes to Financial Statements (continued)

Prior to March 29, 2010, the Funds entered into Lines of Credit agreements with BBH to provide temporary funding for redemption requests. At BBH, the maximum borrowing was limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million.

Average Borrowing
Fund	(10/1/09-9/30/10)

ICON Consumer Discretionary Fund	$399,912
ICON Energy Fund	1,682,893
ICON Financial Fund*	495,724
ICON Healthcare Fund	3,006,023
ICON Industrials Fund	591,606
ICON Information Technology Fund	973,511
ICON Leisure and Consumer Staples Fund	116,692
ICON Materials Fund	815,009
ICON Telecommunication & Utilities Fund	167,086

*	Fund had outstanding borrowings under this agreement as of September 30, 2010.

Average borrowing is calculated using only the days there was a borrowing. It is not an annualized number.

5. Purchases and Sales of Investment Securities

For the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities

ICON Consumer Discretionary Fund	$30,572,158	$26,695,305
ICON Energy Fund	912,363,944	921,355,795
ICON Financial Fund	87,835,280	105,933,403
ICON Healthcare Fund	116,011,760	157,718,141
ICON Industrials Fund	34,967,891	44,935,454
ICON Information Technology Fund	63,376,521	103,717,835
ICON Leisure and Consumer Staples Fund	28,204,818	26,689,629
ICON Materials Fund	60,616,530	75,294,160
ICON Telecommunication & Utilities Fund	30,145,978	21,800,646

6. Federal Income Tax

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are

92 Notes to Financial Statements

due to differing treatments for items such as net short-term gains, deferrals of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted represent net capital loss carryforwards as of September 30, 2010 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

For the year ended September 30, 2010 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires

ICON Consumer Discretionary Fund	$15,163,406	2017
	8,355,189	2018
ICON Energy Fund	63,688,945	2017
	4,133,614	2018
ICON Financial Fund	1,846,560	2016
	61,494,166	2017
	43,718,160	2018
ICON Healthcare Fund	2,434,522	2017
	19,106,236	2018
ICON Industrials Fund	694,762	2016
	15,694,559	2017
	28,045,106	2018
ICON Information Technology Fund	29,035,041	2011
	21,080	2016
	22,796,772	2017
	6,573,259	2018
ICON Leisure and Consumer Staples Fund	7,763,380	2017
	1,888,341	2018
ICON Materials Fund	26,752,256	2017
	7,349,690	2018
ICON Telecommunication & Utilities Fund	8,194,590	2017
	3,844,832	2018

Future capital loss carryover utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2010 the Funds did not utilize any available capital loss carryforwards.

Notes to Financial Statements 93

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the Funds will elect to defer post October losses of:

Post October
Fund	Losses

ICON Telecommunication & Utilities Fund	$779,179

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

	Distributions
	Paid From	Total
	Ordinary	Distributions
Fund	Income	Paid

ICON Consumer Discretionary Fund	$376,917	$376,917
ICON Energy Fund	7,077,474	7,077,474
ICON Financial Fund	1,136,088	1,136,088
ICON Healthcare Fund	1,948,725	1,948,725
ICON Industrials Fund	1,217,973	1,217,973
ICON Information Technology Fund	631,045	631,045
ICON Leisure and Consumer Staples Fund	383,505	383,505
ICON Materials Fund	1,039,736	1,039,736
ICON Telecommunication & Utilities Fund	595,082	595,082

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions Paid From		Total
	Ordinary	Net Long-	Distributions
Fund	Income	Term Gains	Paid

ICON Energy Fund	$9,294,719	$126,882,028	$136,176,747
ICON Financial Fund	3,381,427	-	3,381,427
ICON Industrials Fund	571,232	-	571,232
ICON Leisure and Consumer Staples Fund	-	9,922	9,922
ICON Materials Fund	860,270	-	860,270
ICON Telecommunication & Utilities Fund	1,742,486	-	1,742,486

94 Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Accumulated		Total
	Undistributed		Capital	Unrealized	Accumulated
	Ordinary	Accumulated	and Other	Appreciation/	Earnings/
Fund	Income	Earnings	Losses	(Depreciation)*	(Deficit)

ICON Consumer Discretionary Fund	$-	$-	$(23,518,595)	$1,184,408	$(22,334,187)
ICON Energy Fund	6,516,706	6,516,706	(67,822,559)	20,647,826	(40,658,027)
ICON Financial Fund	214,041	214,041	(107,058,886)	1,963,710	(104,881,135)
ICON Healthcare Fund	368,439	368,439	(21,540,758)	9,683,367	(11,488,952)
ICON Industrials Fund	478,549	478,549	(44,434,427)	7,034,090	(36,921,788)
ICON Information Technology Fund	-	-	(58,426,152)	9,603,247	(48,822,905)
ICON Leisure and Consumer Staples Fund	315,201	315,201	(9,652,171)	3,657,719	(5,679,251)
ICON Materials Fund	478,024	478,024	(34,101,946)	14,035,632	(19,588,290)
ICON Telecommunication & Utilities Fund	779,136	779,136	(12,818,601)	2,159,625	(9,879,840)

*	Differences between the book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to tax deferral of losses on wash sales.

As of September 30, 2010, cost for federal income tax purposes and net unrealized appreciation/(depreciation) were as follows:

				Net
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

ICON Consumer Discretionary Fund	$22,149,694	$1,413,646	$(229,238)	$1,184,408
ICON Energy Fund	519,249,882	29,652,382	(9,004,667)	20,647,715
ICON Financial Fund	56,263,838	4,495,687	(2,532,131)	1,963,556
ICON Healthcare Fund	82,915,823	10,729,511	(1,046,144)	9,683,367
ICON Industrials Fund	84,447,993	10,720,276	(3,686,219)	7,034,057
ICON Information Technology Fund	78,848,782	11,185,814	(1,582,567)	9,603,247
ICON Leisure and Consumer Staples Fund	36,506,831	4,084,708	(426,989)	3,657,719
ICON Materials Fund	98,674,198	15,898,282	(1,862,650)	14,035,632
ICON Telecommunication & Utilities Fund	29,726,494	2,467,009	(307,424)	2,159,585

Notes to Financial Statements 95

Notes to Financial Statements (continued)

7. Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require disclosure in the Funds’ financial statements.

96 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 19, 2010

Report of Accounting Firm 97

Six Month Hypothetical Expense Example
September 30, 2010 (unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/10-9/30/10).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

98 Expense Example

ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/10	9/30/10	4/1/10-9/30/10*	4/1/10-9/30/10

ICON Consumer Discretionary Fund - Class S
Actual Expenses	$1,000.00	$1,025.90	$9.96	1.96%
Hypothetical Example (5% return before expenses)	1,000.00	1,015.24	9.91
ICON Energy Fund - Class S
Actual Expenses	1,000.00	986.40	6.35	1.28%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.68	6.45
ICON Financial Fund - Class S
Actual Expenses	1,000.00	898.10	7.01	1.47%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.69	7.45
ICON Healthcare Fund - Class S
Actual Expenses	1,000.00	943.90	7.04	1.44%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.83	7.30
ICON Industrials Fund - Class S
Actual Expenses	1,000.00	1,013.60	7.18	1.42%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.93	7.20
ICON Information Technology Fund - Class S
Actual Expenses	1,000.00	954.90	7.07	1.44%
Hypothetical Example (5% return before expenses)	1,000.00	1,017.83	7.30
ICON Leisure and Consumer Staples Fund - Class S
Actual Expenses	1,000.00	1,001.20	8.17	1.63%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.91	8.23
ICON Materials Fund - Class S
Actual Expenses	1,000.00	1,046.80	7.15	1.39%
Hypothetical Example (5% return before expenses)	1,000.00	1,018.08	7.05

Expense Example 99

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense Ratio
	4/1/10	9/30/10	4/1/10-9/30/10*	4/1/10-9/30/10

ICON Telecommunication & Utilities Fund - Class S
Actual Expenses	$1,000.00	$1,078.90	$8.70	1.67%
Hypothetical Example (5% return before expenses)	1,000.00	1,016.69	8.44

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

100 Expense Example

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees (“Board”) consists of five Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 59, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 60. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present). Delta Dental of California, an insurance company (2006 to present), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present) and Dentegra Group, Inc, an insurance holding company (2010 to present). Mr. Bergert was a Director of Delta Reinsurance Corporation (2000 to 2009).

John C. Pomeroy, Jr., 63. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was

Trustees and Officers 101

Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

Gregory Kellam Scott, 62. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott currently is employed as a member of the Executive Staff of the President of Ivy Tech Community College, recently appointed as Assistant to the President for Diversity and Community Relations (April 2008 to present). Prior to his current employment, he served as Executive Director of the Indiana Civil Rights Commission (2005 to 2008). Mr. Scott was Senior Vice President-Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company, LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and served as a Justice on the Colorado Supreme Court (1993 to 2000). Mr. Scott was also a member of the faculty of the University Of Denver College Of Law (1980 to 2000).

R. Michael Sentel, 62. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 59. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Erik L. Jonson, 61. Mr. Jonson has been a Vice President and Principal Financial Officer/Treasurer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to

102 Trustees and Officers

2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice and Treasurer/Financial Principal (1996 to present) of IDI.

Jessica Seidlitz, 32. Ms. Seidlitz serves as Assistant Treasurer of the Funds (2007 to present). She also serves as Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously, she was a Senior Associate/Associate at PricewaterhouseCoopers LLP, (2001 to 2004).

Donald Salcito, 57. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel, for IDI (2005 to present); Chief Compliance Officer of IDI (2005 to 2007). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000 to 2005).

Brian Harding, 31. Mr. Harding serves as Chief Compliance Officer of the Funds (2008 to present). Mr. Harding also serves as Anti-Money Laundering Officer of the Funds (2008 to present). Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Trustees and Officers 103

Notice to Shareholders (unaudited)

Notice to Shareholders of the ICON Consumer Discretionary Fund and the ICON Leisure and Consumer Staples Fund

On November 15, 2010, upon a recommendation from its Investment Adviser, the Board of Trustees of the ICON Funds determined to include the leisure sector as part of the consumer discretionary sector, as it is classified under the Global Industry Classification Standard. Effective January 24, 2011, the ICON Leisure and Consumer Staples Fund will no longer invest in leisure stocks, and the fund will be renamed the ICON Consumer Staples Fund. Effective January 24, 2010, the ICON Consumer Discretionary Fund will include the leisure sector as part of the Consumer Discretionary investable sector.

104 Notice to Shareholders

Other Information (unaudited)

Renewal of Investment Advisory Agreements

On August 9, 2010, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) - the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Core Equity Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2010.

In determining to renew the Advisory Agreements the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON. . The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses (the “Lipper report”). Management also provided an AthenaInvest investment style analysis relating to the Funds. Management personnel discussed the data for and with those present. Included in the discussion was a briefing on the sales and marketing initiatives, the different classes of shares being offered by the Trust and efficiencies in connection with administering services to the Funds/various classes of shares.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information and to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical

Other Information 105

information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreements.

During the discussion, the Lipper report was discussed and management personnel showed performance for each fund and discussed the factors affecting performance. Management noted that ICON modified the valuation methodology at the end of 2008 to better account for systemic risk. ICON implemented the modified valuation methodology in February 2009. During the discussion, management personnel noted that the markets over the past year have been very volatile; that when the market is volatile, relative strength readings are also volatile; that volatility has affected ICON’s performance; and that this had been the case for much of the last year for the Funds. It was also noted that poor quality stocks with low relative strength lead the market whereas higher quality stocks with higher relative strength have not performed as well; and that the market volatility and the relative strength component to our methodology have produced mixed results. In this regard it was noted that many other value managers have had challenges in this market. In the discussion, the Adviser advised that it continues to believe the adjustments to its system have been functioning as intended, and as this period of volatility stabilizes the funds will benefit; and that the Adviser is constantly evaluating the system and will modify it as needed.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board noted:

A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide

106 Other Information

quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and trading departments;

C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds; and

D. The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Lipper report, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates.

The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to reimburse expenses of the Funds from time to time, in connection with the contractual expense limitation agreement, to limit the total expenses of the Funds. In this regard the Board discussed significantly reduced asset levels in each fund covered by the Advisory Agreements due to the tumultuous markets during the past two and a half years, to relative poor Fund performance (prior to the adjustment to the Advisers system in early 2009), and to industry wide net-redemptions in reaction to the tumultuous markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

Other Information 107

In connection with assessing data bearing the fairness of fee arrangements, the Board used data from Lipper Analytical Services concerning funds of similar size and funds of larger size, as well as data concerning ICON’s other clients and noted that:

A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B. contractual advisory fees of the Sector Funds were higher than fees for similar funds; but that the Sector Funds’ expense ratios were competitive and consistent with those of similarly managed Funds;

C. contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds’ expense ratios were competitive in light of their size;

D. ICON has contractually agreed to impose expense limitations on certain Funds at a cost to ICON;

E. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation;

F. the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds; and to the extent such fees of those accounts are lower, the reasons why such accounts are less costly for ICON to manage; and

G. ICON has contractually committed to break points in it fees of the Sector Funds so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

In connection with the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed and noted that:

A. ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; that services provided by ICON and its affiliates to the Funds are satisfactory, and that profits derived from providing the services are competitive and reasonable; and

B. ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; and that the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders

108 Other Information

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreement were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON were consistent with fees paid by similar funds, other clients of ICON, reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction for the following Funds:

Dividends
Received
Fund	Deduction

ICON Consumer Discretionary Fund	69%
ICON Energy Fund	85%
ICON Financial Fund	100%
ICON Healthcare Fund	93%
ICON Industrials Fund	87%
ICON Information Technology Fund	100%
ICON Leisure and Consumer Staples Fund	100%
ICON Materials Fund	88%
ICON Telecommunication & Utilities Fund	100%

For the fiscal year ended September 30, 2010, the following funds paid qualified dividend income:

Fund	Amount

ICON Consumer Discretionary Fund	65%
ICON Energy Fund	93%
ICON Financial Fund	100%
ICON Healthcare Fund	100%
ICON Industrials Fund	83%
ICON Information Technology Fund	100%
ICON Leisure and Consumer Staples Fund	97%
ICON Materials Fund	89%
ICON Telecommunication & Utilities Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

Other Information 109

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

110 Other Information

ICON Funds Privacy Information

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Funds Privacy Information 111

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?
We collect your personal information, for example, when you

■    open an account or enter into an investment advisory contract
■    provide account information or give us your contact information
■    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ ICON doesn’t jointly market

112 Funds Privacy Information

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) Not used.
(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e) Not applicable.
(f) See the attached Exhibit.
Item 3. Audit Committee Financial Expert.
3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.
3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2010	2009
$338,650	$310,400
(b) Audit-Related Fees
In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2010	2009
$24,100*	$12,500**

*	This fee was related to procedures performed when the Registrant changed service providers.

**	This fee was paid for by ICON Advisers, Inc. the investment adviser and administrator to the Registrant. The fee was incurred from agreed-upon procedures performed on the Registrant’s semi-annual report.
(c) Tax Fees
In each of the fiscal years ended September 30, 2010 and September 30, 2009 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. In the fiscal year ending September 30, 2010, PwC also rendered professional services for service provider conversion procedures. All of the below fees were paid by the Registrant.

2010	2009
$127,370	$101,700
(d) All Other Fees
In each of the fiscal years ended September 30, 2010 and September 30, 2009 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2010	2009
$0	$10,700***

***	This fee was related to multi-class matters.
     (e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.
     (e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

     (f) According to PwC, for the fiscal year ended September 30, 2010, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of PwC was 0%.
     (g) See Item 4(d) above.
     (h) All non-audit services that were provided by PwC in the fiscal year ending September 30, 2009 to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides on-going services to the Registrant were pre-approved. There were no non-audit fees provided by PwC in the fiscal year ending September 30, 2010 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics is attached.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan

Craig T. Callahan,
President and Chief Executive Officer
(Principal Executive Officer)
Date December 3, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan

Craig T. Callahan,
President and Chief Executive Officer
(Principal Executive Officer)
Date December 3, 2010

By (Signature and Title)*	/s/ Erik L. Jonson

Erik L. Jonson,
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer and
Principal Accounting Officer)
Date December 3, 2010

*	Print the name and title of each signing officer under his or her signature.